UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2014

Item 1.  Report to Stockholders.

[Calvert Income Fund Semi-Annual Report to Shareholders]

[Calvert Short-Duration Income Fund Semi-Annual Report to Shareholders]

[Calvert Long-Term Income Fund Semi-Annual Report to Shareholders]

[Calvert Ultra-Short Income Fund Semi-Annual Report to Shareholders]

[Calvert Government Fund Semi-Annual Report to Shareholders]

[Calvert High-Yield Bond Fund Semi-Annual Report to Shareholders]

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

The U.S. economy has labored slowly and steadily to recover from the 2008 global financial crisis. Since the 2009 trough of the Great Recession, the growth rate has been sub-par, such that many still speak of the economy as being in recovery. That said, the United States has generally fared better than other major economies. For example, U.S. banks are in much better condition than most of their overseas counterparts.

But we’ve seen the same pattern every year since the crisis--just as economic momentum seems to gather force, events conspire to de-rail it. The eurozone crisis, which intensified in waves before appearing to peak in the summer of 2012. Political dysfunction in the United States, which led to self-imposed fiscal austerity and midnight-hour budget deals to avoid temporary defaults on Treasury financial obligations. All of these events raised uncertainty and kept a lid on investor and consumer confidence, creating a drag on U.S. economic output.

The pattern was finally broken in 2013. While the markets faced a heavy drag on U.S. growth from the “fiscal cliff,” hope increased in the markets—and at the Federal Reserve—as the year progressed that the U.S. economy would slowly but surely escape the drag and start growing at a sustainably moderate clip.

Six-Month Performance Solid Overall

This improved market sentiment resulted in strong performance by riskier asset classes such as U.S. equities, investment-grade corporate bonds, and high-yield

Integration of Environmental, Social, and Governance Factors in Credit Analysis

Our fixed-income portfolio managers seek to add alpha through an active management style that emphasizes duration management, yield-curve positioning, sector allocation, and security selection. Our team of credit analysts examines the financial condition of corporate bond issuers as well as the structure, terms, and covenants of specific bond issues.

From a fundamental research standpoint, the credit analysts collaborate closely with Calvert’s sustainability research department analysts to evaluate a bond issuer’s environmental, social, and governance (ESG) risk factors. We believe this robust, integrated approach helps us both mitigate risk and identify attractive sectors and securities within the fixed-income markets.

4 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT INCOME
FUND
MARCH 31, 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	87.0%
Financial Institutions	31.2%
Industrial	51.5%
Utility	4.3%
Government Related	1.0%
Agency	0.3%
Local Authority	0.7%
Municipal	0.6%
Government Public Service	0.3%
Utility	0.3%
Securitized	6.0%
Asset-Backed Securities	2.4%
Commercial Mortgage-
Backed Securities	3.6%
Short-Term Investments	0.7%
Treasury	4.7%
Total	100%

CALVERT INCOME
FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	3.20%	0.71%
Class B	2.80%	-0.13%
Class C	2.86%	0.03%
Class I	3.55%	1.38%
Class R	3.17%	0.55%
Class Y	3.39%	1.08%

Barclays U.S.
Credit Index	3.86%	1.01%

Lipper
BBB-Rated
Corporate
Debt Funds
Average	4.17%	1.32%

	30 DAYS ENDED
SEC YIELD	3/31/14	9/30/13
Class A	2.33%	2.53%
Class B	1.60%	1.78%
Class C	1.70%	1.97%
Class I	2.98%	3.31%
Class R	2.13%	2.45%
Class Y	2.72%	3.02%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

bonds during the fourth quarter of 2013. However, geopolitical and economic uncertainty pushed investors toward safer-haven bond markets in the first quarter of 2014. In fact, long-maturity U.S. Treasury bonds returned 7.10% during the first three months of 2014, far outpacing the 1.81% return for the S&P 500 Index.

Throughout the period, the unemployment rate fell from 7.2% to 6.7%. Total payrolls grew at a reasonable average monthly pace of 188,000, while labor force participation rate held steady at 63.2%—nearly the lowest since 1978. The Consumer Price Index, a proxy for the Fed’s benchmark inflation measure, increased at a modest 1.5% annual rate. After evaluating the economic data and financial market conditions, the Fed announced a gradual tapering of government bond purchases (quantitative easing) in December. Then in March, it dropped the unemployment and forecast inflation rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation.

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While hopes for stronger economic growth were realized in the third quarter of 2013, when the U.S. economy expanded at an above-trend 4.1% annualized pace,1 it seems to have decelerated to under 2% in early 2014. This deceleration was expected—as is a spring rebound—as a notably cold and stormy winter for the eastern and mid-western continental United States curbed economic activity and made it difficult to discern the underlying growth trend.

Flat Returns Belie Notable Shift in the Yield Curve

After falling in October, bond yields rose through the end of 2013. They declined again in January and February before stabilizing in March. As a result, the yield for the 10-year Treasury note ended only slightly higher than where it started. Since quantitative easing was already built into market expectations, attention shifted to when the Fed will start hiking its target interest rate. Current market expectations are for Fed rate hikes to begin in mid-2015.

While long-term interest rates were fairly stable over the reporting period, changing perceptions of the Fed policy path on interest-rate hikes began to re-shape the yield curve. During this re-shaping, yields in the three- to seven-year range rose approximately 0.30 percentage points.2 These so-called “short-intermediate” maturity bonds are the most sensitive to such a change in Fed policy expectations. But overall, U.S. investment- and below-investment grade corporate and municipal bonds outperformed Treasuries3 over the six-month period.

The 10-year Treasury note yield edged up to 2.73% over the period. Money market yields remained low, pinned down by the Fed’s near-zero interest rate policy, which is expected to persist well into 2015. However, the 30-year Treasury bond yield declined slightly.

CALVERT INCOME
FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-3.07%
Five year	6.37%
Ten year	3.32%
CLASS B SHARES	(WITH MAX. LOAD)
One year	-4.12%
Five year	6.30%
Ten year	2.88%
CLASS C SHARES	(WITH MAX. LOAD)
One year	-0.97%
Five year	6.45%
Ten year	3.00%
CLASS I SHARES
One year	1.38%
Five year	7.90%
Ten year	4.40%
CLASS R SHARES*
One year	0.55%
Five year	7.00%
Ten year	3.55%
CLASS Y SHARES**
One year	1.08%
Five year	7.60%
Ten year	3.96%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

6 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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Outlook

Looking ahead, we expect the economy to expand at a moderate pace. With U.S. budget and debt ceiling deals complete, there should be little fiscal policy turbulence during an election year. For 2014 as a whole, we think the inflation-adjusted GDP growth rate could reach the long-term average of about 3%. Assuming growth continues at a moderate pace, with below-target inflation and a still-soft labor market, we expect the Fed to finish quantitative easing by the end of October. After that, the Fed will slowly start to implement its three-part “exit strategy” that will include policy target rate hikes. We expect the first rate hike no earlier than the spring of 2015.

The fixed-income market will periodically challenge the Fed on the expected timing of rate hikes, witnessed mainly through fluctuating yields on bonds in the short-intermediate maturity range. In our view, long-term interest rates are likely to remain elevated compared to recent-year lows, yet will remain quite low by historical standards. With improving flows to bond funds, and interest rates remaining pinned near zero percent, we are cautiously optimistic on the bond market outlook for the balance of 2014.

Calvert Investment Management, Inc.
May 2014

1. Data sources for economic data: Bureau of Labor Statistics and Bureau of Economic Analysis.

2. Data sources for yield and yield changes: Federal Reserve.

3. Per total returns for selected Barclays bond indices.

8 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,032.04	$6.69
Hypothetical	$1,000.00	$1,018.35	$6.64
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,027.97	$10.77
Hypothetical	$1,000.00	$1,014.31	$10.70
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,028.62	$10.03
Hypothetical	$1,000.00	$1,015.05	$9.96
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,035.51	$3.22
Hypothetical	$1,000.00	$1,021.77	$3.20
(5% return per year before expenses)

CLASS R
Actual	$1,000.00	$1,031.67	$7.45
Hypothetical	$1,000.00	$1,017.60	$7.39
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,033.94	$4.69
Hypothetical	$1,000.00	$1,020.32	$4.66
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.32%, 2.13%, 1.98%, 0.63%, 1.47% and 0.93% for Class A, Class B, Class C, Class I, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

SCHEDULE OF INVESTMENTS
MARCH 31, 2014

	PRINCIPAL
ASSET-BACKED SECURITIES - 2.0%	AMOUNT	VALUE
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	$3,400,000	$3,466,803
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	1,147,500	1,158,422
Flagship Rail Services LLC, 3.08%, 4/15/43 (e)	6,143,416	6,065,149
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	3,088,333	3,038,432
Hilton Grand Vacations Trust, 2.28%, 1/25/26 (e)	1,672,679	1,688,180
Invitation Homes 2013-SFR1 Trust, 1.60%, 12/17/30 (e)(r)	300,000	299,818
JGWPT XXXI LLC, 4.94%, 3/16/65 (e)	1,000,000	1,000,147
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	2,700,000	2,579,523

Total Asset-Backed Securities (Cost $19,371,100)		19,296,474

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.4%
Banc of America Mortgage Trust, Zero Coupon, 1/25/34 (r)	24,197,201	167,275
CAM Mortgage Trust, 5.50%, 12/15/53 (e)(r)	1,000,000	996,563
Structured Agency Credit Risk Debt Notes, 4.919%, 11/25/23 (r)	2,400,000	2,490,941

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $3,520,769)		3,654,779

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.6%
Aventura Mall Trust 2013-AVM, 3.743%, 12/5/32 (e)(r)	900,000	906,558
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	3,180,000	3,097,276
Extended Stay America Trust:
2.958%, 12/5/31 (e)	3,080,000	3,055,834
3.604%, 12/5/31 (e)	5,420,000	5,420,455
GS Mortgage Securities Corp. II, 3.007%, 12/10/30 (e)	5,635,000	5,227,939
GS Mortgage Securities Trust, 3.79%, 1/10/31	2,900,000	2,893,115
Hilton USA Trust 2013-HLT:
3.714%, 11/5/30 (e)	5,000,000	5,064,535
4.453%, 11/5/30 (e)(r)	1,600,000	1,619,037
Motel 6 Trust, 2.743%, 10/5/25 (e)	2,070,000	2,079,563
ORES NPL LLC:
6.00%, 3/27/24 (e)	2,600,000	2,592,928
3.081%, 9/25/25 (e)	1,950,774	1,950,829

Total Commercial Mortgage-Backed Securities (Cost $34,638,444)		33,908,069

CORPORATE BONDS - 86.9%
21st Century Fox America, Inc., 5.40%, 10/1/43	1,900,000	2,045,489
AbbVie, Inc.:
2.90%, 11/6/22	3,300,000	3,176,847
4.40%, 11/6/42	1,850,000	1,809,835
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,500,000	3,674,240
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
Amazon.com, Inc., 2.50%, 11/29/22	3,800,000	3,530,576

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
America Movil SAB de CV:
2.375%, 9/8/16	$2,000,000	$2,058,000
4.375%, 7/16/42	1,500,000	1,326,512
American International Group, Inc.:
5.60%, 10/18/16	3,000,000	3,321,465
3.80%, 3/22/17	5,550,000	5,937,945
4.875%, 6/1/22	7,000,000	7,665,154
4.125%, 2/15/24	2,000,000	2,042,346
American Tower Corp.:
5.90%, 11/1/21	1,000,000	1,121,422
4.70%, 3/15/22	2,000,000	2,089,730
Amgen, Inc., 2.50%, 11/15/16	2,000,000	2,066,762
Anadarko Petroleum Corp., 6.375%, 9/15/17	4,500,000	5,151,668
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	1,900,000	1,785,512
4.00%, 1/17/43	1,900,000	1,771,796
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,500,000	1,416,284
3.75%, 7/15/42	1,000,000	891,488
Antero Resources Finance Corp., 6.00%, 12/1/20	1,000,000	1,063,750
Apache Corp., 4.75%, 4/15/43	1,000,000	1,005,278
Apple, Inc., 3.85%, 5/4/43	5,900,000	5,232,120
ArcelorMittal, 6.125%, 6/1/18	6,550,000	7,180,437
AT&T, Inc.:
2.95%, 5/15/16	1,500,000	1,562,064
1.60%, 2/15/17	4,127,000	4,154,866
1.40%, 12/1/17	1,500,000	1,484,144
2.375%, 11/27/18	2,000,000	2,009,938
3.90%, 3/11/24	4,125,000	4,113,330
5.55%, 8/15/41	2,200,000	2,309,584
Bank of America Corp.:
0.566%, 8/15/16 (r)	1,500,000	1,481,871
2.60%, 1/15/19	3,300,000	3,313,018
4.125%, 1/22/24	9,100,000	9,202,548
4.00%, 4/1/24	1,000,000	998,823
Bank of America NA:
5.30%, 3/15/17	16,000,000	17,607,136
6.10%, 6/15/17	5,000,000	5,655,670
Bank of New York Mellon Corp., 2.40%, 1/17/17	2,250,000	2,326,068
Barrick North America Finance LLC, 5.75%, 5/1/43	3,500,000	3,410,127
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,500,000	2,492,022
Berry Petroleum Co. LLC, 6.375%, 9/15/22	1,500,000	1,552,500
BNSF Funding Trust I, 6.613% to 1/15/26,
floating rate thereafter to 12/15/55 (r)	14,501,000	16,023,605
Bombardier, Inc., 6.00%, 10/15/22 (e)	2,500,000	2,500,000
Boston Properties LP, 3.70%, 11/15/18	2,400,000	2,545,877
BP Capital Markets plc:
3.245%, 5/6/22	4,800,000	4,759,603
2.75%, 5/10/23	2,000,000	1,875,778
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	1,000,000	1,040,000
7.875%, 10/15/19 (e)	3,750,000	3,964,500

12 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Capital One Bank:
1.20%, 2/13/17	$1,200,000	$1,195,668
2.25%, 2/13/19	2,400,000	2,382,288
3.375%, 2/15/23	4,600,000	4,476,044
Cemex Finance LLC, 6.00%, 4/1/24 (e)	1,400,000	1,403,500
Cemex SAB de CV, 5.234%, 9/30/15 (e)(r)	5,250,000	5,421,938
CenturyLink, Inc.:
6.45%, 6/15/21	3,250,000	3,493,750
7.65%, 3/15/42	4,650,000	4,388,438
Chevron Corp., 3.191%, 6/24/23	1,900,000	1,876,968
Cisco Systems, Inc., 3.625%, 3/4/24	3,000,000	3,025,014
CIT Group, Inc.:
4.25%, 8/15/17	1,125,000	1,178,438
5.25%, 3/15/18	1,750,000	1,881,250
3.875%, 2/19/19	1,500,000	1,516,413
Citigroup, Inc.:
0.505%, 6/9/16 (r)	5,000,000	4,939,015
2.50%, 9/26/18	8,600,000	8,646,689
5.50%, 9/13/25	3,100,000	3,302,114
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (e)	1,400,000	1,424,450
Comcast Corp.:
3.125%, 7/15/22	3,000,000	2,965,473
4.65%, 7/15/42	2,000,000	1,994,856
ConAgra Foods, Inc., 4.65%, 1/25/43	1,000,000	963,647
ConocoPhillips Co., 2.40%, 12/15/22	2,000,000	1,883,020
Continental Resources Inc.:
7.125%, 4/1/21	1,350,000	1,527,188
4.50%, 4/15/23	2,000,000	2,071,344
Costco Wholesale Corp., 1.70%, 12/15/19	2,400,000	2,319,514
COX Communications, Inc.:
3.25%, 12/15/22 (e)	2,900,000	2,724,199
4.70%, 12/15/42 (e)	2,175,000	1,937,740
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	2,825,000	2,988,918
4.883%, 8/15/40 (e)	3,000,000	3,252,870
Cummins, Inc., 4.875%, 10/1/43	1,100,000	1,180,218
CVS Pass-Through Trust, 6.036%, 12/10/28	3,200,654	3,594,994
DDR Corp., 4.75%, 4/15/18	6,700,000	7,263,778
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	1,250,000	1,348,438
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	2,000,000	2,011,792
Discover Bank, 7.00%, 4/15/20	2,500,000	2,949,592
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,561,905
Dow Chemical Co., 4.375%, 11/15/42	4,000,000	3,692,332
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,525,232
Ecolab, Inc.:
4.35%, 12/8/21	1,560,000	1,678,562
5.50%, 12/8/41	1,000,000	1,138,986
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	12,115,000	13,720,237
ERP Operating LP, 4.625%, 12/15/21	1,000,000	1,081,084
Excalibur One 77B LLC, 1.492%, 1/1/25	1,506,504	1,425,763
Exopack Holdings SA, 7.875%, 11/1/19 (e)	2,000,000	2,120,000

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Express Scripts Holding Co.:
2.65%, 2/15/17	$1,500,000	$1,551,255
3.90%, 2/15/22	1,500,000	1,535,254
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	3,000,000	3,191,250
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,145,606
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	1,000,000	1,052,500
Ford Motor Co., 4.75%, 1/15/43	1,800,000	1,740,643
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	4,000,000	4,239,212
3.984%, 6/15/16	3,500,000	3,708,526
4.25%, 2/3/17	5,000,000	5,368,560
2.375%, 3/12/19	1,350,000	1,339,612
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20	7,260,000	7,062,673
3.875%, 3/15/23	3,800,000	3,633,457
5.45%, 3/15/43	3,000,000	2,950,113
General Electric Capital Corp.:
2.90%, 1/9/17	5,500,000	5,755,338
2.30%, 4/27/17	6,000,000	6,178,164
5.625%, 5/1/18	900,000	1,028,593
4.625%, 1/7/21	7,250,000	7,982,409
5.875%, 1/14/38	2,000,000	2,357,812
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	3,000,000	3,176,991
General Electric Co.:
2.70%, 10/9/22	2,010,000	1,948,104
3.375%, 3/11/24	3,000,000	3,020,310
4.50%, 3/11/44	1,900,000	1,929,475
Genworth Holdings, Inc., 4.80%, 2/15/24	5,300,000	5,513,426
Gilead Sciences, Inc.:
3.70%, 4/1/24	2,900,000	2,901,215
5.65%, 12/1/41	1,000,000	1,145,489
4.80%, 4/1/44	1,000,000	1,029,404
Glencore Funding LLC:
1.394%, 5/27/16 (e)(r)	2,900,000	2,903,799
1.599%, 1/15/19 (e)(r)	5,800,000	5,781,417
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	2,800,000	2,818,603
6.15%, 4/1/18	15,975,000	18,262,492
2.625%, 1/31/19	4,000,000	3,989,752
4.00%, 3/3/24	4,550,000	4,529,830
Great River Energy, 5.829%, 7/1/17 (e)	11,591,617	12,473,600
Health Care REIT, Inc.:
5.25%, 1/15/22	2,000,000	2,202,988
3.75%, 3/15/23	2,000,000	1,963,488
Health Net, Inc., 6.375%, 6/1/17	2,500,000	2,718,750
Hercules Offshore, Inc.:
7.125%, 4/1/17 (e)	2,000,000	2,100,000
8.75%, 7/15/21 (e)	1,000,000	1,085,000
HOA Restaurant Group LLC / HOA Finance Corp.,
11.25%, 4/1/17 (e)	1,750,000	1,850,625

14 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Home Depot, Inc.:
2.70%, 4/1/23	$3,000,000	$2,855,400
4.20%, 4/1/43	1,000,000	966,449
4.875%, 2/15/44	500,000	531,544
HSBC Holdings plc, 4.00%, 3/30/22	2,500,000	2,596,312
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,245,000	3,395,292
Illinois Tool Works, Inc., 3.90%, 9/1/42	2,000,000	1,821,718
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	2,900,000	2,733,250
International Business Machines Corp., 2.90%, 11/1/21	3,100,000	3,094,851
Jefferies Group LLC, 5.125%, 4/13/18	3,000,000	3,258,957
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,460,000	1,503,800
John Deere Capital Corp., 2.00%, 1/13/17	1,500,000	1,534,796
JPMorgan Chase & Co.:
2.35%, 1/28/19	6,000,000	6,015,834
3.20%, 1/25/23	12,500,000	12,120,875
3.875%, 2/1/24	14,000,000	14,125,608
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	1,350,000	1,417,500
Kern River Funding Corp., 6.676%, 7/31/16 (e)	56,471	61,216
Kia Motors Corp., 3.625%, 6/14/16 (e)	4,000,000	4,162,656
Kinder Morgan Energy Partners LP:
3.45%, 2/15/23	1,500,000	1,429,756
5.625%, 9/1/41	2,960,000	3,022,036
Koppers, Inc., 7.875%, 12/1/19	1,250,000	1,340,625
Kraft Foods Group, Inc.:
2.25%, 6/5/17	1,000,000	1,025,056
3.50%, 6/6/22	1,900,000	1,911,453
Kroger Co., 3.85%, 8/1/23	1,900,000	1,891,906
Laboratory Corp of America Holdings, 4.00%, 11/1/23	2,900,000	2,892,066
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	12,750,000	12,431,250
Landry’s, Inc., 9.375%, 5/1/20 (e)	1,665,000	1,833,581
Leucadia National Corp.:
8.125%, 9/15/15	3,320,000	3,631,250
5.50%, 10/18/23	7,000,000	7,292,845
Life Technologies Corp., 6.00%, 3/1/20	4,000,000	4,603,016
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,675,000	2,460,840
Lowe’s Co.’s, Inc., 3.875%, 9/15/23	2,000,000	2,061,072
LYB International Finance BV:
4.00%, 7/15/23	1,000,000	1,019,843
5.25%, 7/15/43	1,400,000	1,474,301
LyondellBasell Industries NV:
5.00%, 4/15/19	2,500,000	2,783,648
6.00%, 11/15/21	2,400,000	2,811,245
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	1,750,000	1,766,585
Macy’s Retail Holdings, Inc., 4.30%, 2/15/43	1,000,000	914,106
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,710,250
5.85%, 3/15/17	990,000	1,089,000
7.75%, 8/1/29	750,000	837,614

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Methanex Corp., 5.25%, 3/1/22	$2,720,000	$2,945,211
MetLife, Inc., 4.875%, 11/13/43	2,400,000	2,491,742
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	4,000,000	3,897,572
Molson Coors Brewing Co.:
3.50%, 5/1/22	2,000,000	1,995,162
5.00%, 5/1/42	1,900,000	1,983,421
Morgan Stanley:
4.75%, 4/1/14	3,000,000	3,000,000
4.75%, 3/22/17	6,000,000	6,547,974
5.50%, 1/26/20	6,000,000	6,766,722
5.00%, 11/24/25	6,900,000	7,099,548
NBCUniversal Media LLC:
4.375%, 4/1/21	4,500,000	4,883,522
2.875%, 1/15/23	1,500,000	1,448,974
4.45%, 1/15/43	2,800,000	2,708,854
New Albertsons, Inc., 8.00%, 5/1/31	1,000,000	825,000
New York Life Global Funding, 1.65%, 5/15/17 (e)	2,000,000	2,025,668
NII Capital Corp.:
10.00%, 8/15/16	6,500,000	2,632,500
7.625%, 4/1/21	4,000,000	1,120,000
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	2,350,000	2,360,307
2.65%, 9/26/18 (e)	2,500,000	2,528,848
Northrop Grumman Corp., 3.25%, 8/1/23	2,650,000	2,537,465
NYU Hospitals Center, 4.428%, 7/1/42	1,400,000	1,268,443
PacifiCorp:
2.95%, 2/1/22	2,000,000	1,974,524
4.10%, 2/1/42	4,000,000	3,823,120
Penske Truck Leasing Co. LP / PTL Finance Corp.,
2.875%, 7/17/18 (e)	7,100,000	7,212,847
PepsiCo, Inc., 2.75%, 3/5/22	4,000,000	3,881,860
Pernod Ricard SA:
4.45%, 1/15/22 (e)	8,250,000	8,628,139
4.25%, 7/15/22 (e)	1,950,000	2,002,771
Pioneer Natural Resources Co., 5.875%, 7/15/16	10,840,000	11,957,084
ProLogis LP, 6.875%, 3/15/20	1,407,000	1,661,653
Prudential Financial, Inc., 5.80%, 11/16/41	2,000,000	2,319,020
Quicksilver Resources, Inc., 7.125%, 4/1/16	1,250,000	1,165,625
Regions Bank, 7.50%, 5/15/18	2,600,000	3,068,494
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,302,606
Rio Tinto Finance USA plc, 3.50%, 3/22/22	4,850,000	4,851,838
SABMiller Holdings, Inc.:
2.45%, 1/15/17 (e)	2,000,000	2,056,618
3.75%, 1/15/22 (e)	4,215,000	4,307,911
4.95%, 1/15/42 (e)	2,500,000	2,617,725
Sanofi SA, 1.25%, 4/10/18	1,900,000	1,858,819
SBA Tower Trust, 3.722%, 4/15/48 (e)	6,870,000	6,640,274
Shell International Finance BV:
2.25%, 1/6/23	4,800,000	4,438,526
4.55%, 8/12/43	1,500,000	1,550,396
Simon Property Group LP:
6.125%, 5/30/18	2,000,000	2,326,550
4.125%, 12/1/21	3,000,000	3,197,214

16 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	$8,650,000	$9,169,000
9.00%, 5/1/18 (e)	3,600,000	3,672,000
Standard Pacific Corp., 8.375%, 5/15/18	1,500,000	1,773,750
SunTrust Bank, 7.25%, 3/15/18	2,500,000	2,936,072
Telefonica Emisiones SAU:
3.992%, 2/16/16	2,670,000	2,799,754
3.192%, 4/27/18	2,000,000	2,048,382
The Hartford Financial Services Group, Inc., 5.125%, 4/15/22	1,000,000	1,112,603
The TJX Co.’s, Inc., 2.50%, 5/15/23	2,000,000	1,853,254
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,200,000	1,234,598
Time Warner Cable, Inc., 5.50%, 9/1/41	2,250,000	2,345,872
Time Warner, Inc.:
4.00%, 1/15/22	5,300,000	5,488,330
5.375%, 10/15/41	4,940,000	5,233,624
4.90%, 6/15/42	1,500,000	1,505,367
Total Capital International SA:
1.55%, 6/28/17	2,000,000	2,019,668
2.70%, 1/25/23	2,000,000	1,896,412
Toyota Motor Credit Corp., 2.05%, 1/12/17	3,500,000	3,592,656
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	2,250,000	2,110,052
United Airlines, Inc., 6.75%, 9/15/15 (e)	2,000,000	2,040,000
United Technologies Corp., 4.50%, 6/1/42	2,900,000	2,952,986
Verizon Communications, Inc.:
4.50%, 9/15/20	1,500,000	1,629,064
5.15%, 9/15/23	6,700,000	7,331,937
5.05%, 3/15/34	3,300,000	3,385,384
6.55%, 9/15/43	11,400,000	13,873,059
Viacom, Inc.:
3.875%, 4/1/24	2,000,000	1,995,088
5.25%, 4/1/44	1,950,000	1,992,401
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	10,010,000	9,622,111
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	3,900,000	3,666,230
4.00%, 4/11/43	4,150,000	3,862,608
WellPoint, Inc., 4.65%, 1/15/43	2,000,000	1,936,328
Wells Fargo & Co., 3.45%, 2/13/23	2,000,000	1,941,172
Whirlpool Corp.:
2.40%, 3/1/19	1,000,000	991,663
4.00%, 3/1/24	1,000,000	1,002,856
Williams Partners LP:
4.30%, 3/4/24	1,000,000	1,004,434
5.40%, 3/4/44	750,000	769,596
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (e)	1,500,000	1,514,384
2.05%, 10/23/15 (e)	1,000,000	1,011,494
3.60%, 1/15/17 (e)	5,750,000	5,988,389
Zoetis, Inc.:
3.25%, 2/1/23	1,000,000	964,554
4.70%, 2/1/43	1,400,000	1,385,502

Total Corporate Bonds (Cost $803,567,412)		825,379,814

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 0.3%	AMOUNT	VALUE
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	$1,235,000	$1,174,720
4.704%, 5/1/16	900,000	780,633
Puerto Rico Commonwealth GO Bonds, 8.00%, 7/1/35	1,200,000	1,120,752

Total Municipal Obligations (Cost $3,115,814)		3,076,105

U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES - 0.0%
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	108	114

Total U.S. Government Agencies and Instrumentalities (Cost $108)		114

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 0.0%
Ginnie Mae, 11.00%, 10/15/15	107	109

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $107)		109

U.S. TREASURY OBLIGATIONS - 4.7%
United States Treasury Bonds, 3.75%, 11/15/43	4,045,000	4,187,837
United States Treasury Notes:
0.75%, 3/15/17	8,910,000	8,876,587
1.625%, 3/31/19	11,775,000	11,710,603
2.25%, 3/31/21	10,330,000	10,278,350
2.75%, 2/15/24	9,322,000	9,342,397

Total U.S. Treasury Obligations (Cost $44,360,356)		44,395,774

SOVEREIGN GOVERNMENT BONDS - 0.7%
Province of Ontario Canada, 2.45%, 6/29/22	4,000,000	3,802,120
Province of Quebec Canada, 2.625%, 2/13/23	2,700,000	2,556,031

Total Sovereign Government Bonds (Cost $6,677,008)		6,358,151

TIME DEPOSIT - 0.7%
State Street Bank Time Deposit, 0.083%, 4/1/14	6,770,632	6,770,632

Total Time Deposit (Cost $6,770,632)		6,770,632

TOTAL INVESTMENTS (Cost $922,021,750) - 99.3%		942,840,021
Other assets and liabilities, net - 0.7%		6,875,708
NET ASSETS - 100%		$949,715,729

See notes to financial statements.

18 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	387	6/14	$46,034,859	($46,344)
Ultra U.S. Treasury Bonds	155	6/14	22,392,656	182,227
Total Purchased				$135,883

Sold:
2 Year U.S. Treasury Notes	161	6/14	$35,349,563	($19,473)
10 Year U.S. Treasury Notes	773	6/14	95,465,500	690,407
Total Sold				$670,934

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments in securities, at value (Cost $922,021,750,) -
see accompanying schedules	$942,840,021
Cash collateral at broker	651,875
Receivable for securities sold	61,988,996
Receivable for futures variation margin	1,356
Receivable for shares sold	1,496,861
Interest and dividends receivable	9,031,797
Other assets	134,130
Total assets	1,016,145,036

LIABILITIES
Payable for securities purchased	62,946,259
Payable for shares sold	2,057,984
Payable to Calvert Investment Management, Inc.	380,784
Payable to Calvert Investment Administrative Services, Inc	228,153
Payable to Calvert Investment Services, Inc	9,242
Payable to Calvert Investment Distributors, Inc	249,443
Accrued expenses and other liabilities	557,442
Total liabilities	66,429,307

NET ASSETS	$949,715,729

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 41,691,691 shares outstanding	$1,165,050,162
Class B: 146,665 shares outstanding	19,658,865
Class C: 7,122,170 shares outstanding	156,535,067
Class I: 5,634,673 shares outstanding	120,592,814
Class R: 305,907 shares outstanding	4,267,486
Class Y: 3,282,078 shares outstanding	50,283,955
Undistributed net investment income	298,631
Accumulated net realized gain (loss)	(588,596,339)
Net unrealized appreciation (depreciation)	21,625,088

NET ASSETS	$949,715,729

NET ASSET VALUE PER SHARE
Class A (based on net assets of $680,100,264)	$16.31
Class B (based on net assets of $2,376,712)	$16.21
Class C (based on net assets of $116,162,217)	$16.31
Class I (based on net assets of $91,953,375)	$16.32
Class R (based on net assets of $5,027,589)	$16.44
Class Y (based on net assets of $54,095,572)	$16.48

20 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$20,794,176
Total investment income	20,794,176

Expenses:
Investment advisory fee	1,996,978
Administrative fees	1,405,014
Transfer agency fees and expenses	1,108,311
Distribution Plan expenses:
Class A	896,810
Class B	16,169
Class C	612,752
Class R	12,495
Trustees’ fees and expenses	61,498
Custodian fees	61,106
Registration fees	38,484
Reports to shareholders	203,985
Professional fees	35,937
Accounting fees	77,885
Miscellaneous	70,317
Total expenses	6,597,741
Reimbursement from Advisor:
Class B	(7,796)
Class R	(8,242)
Net expenses	6,581,703

NET INVESTMENT INCOME	14,212,473

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(26,711,390)
Futures	(218,560)
(26,929,950)

Change in unrealized appreciation (depreciation) on:
Investments	42,794,261
Futures	1,308,356
44,102,617

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,172,667

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$31,385,140

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$14,212,473	$34,963,199
Net realized gain (loss)	(26,929,950)	(99,811,434)
Change in unrealized appreciation (depreciation)	44,102,617	60,916,400

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	31,385,140	(3,931,835)

Distributions to shareholders from:
Net investment income:
Class A shares	(10,138,666)	(25,538,372)
Class B shares	(32,674)	(132,597)
Class C shares	(1,326,823)	(3,213,461)
Class I shares	(1,629,998)	(3,569,951)
Class R shares	(66,847)	(170,934)
Class Y shares	(927,095)	(2,340,158)
Total distributions	(14,122,103)	(34,965,473)

Capital share transactions:
Shares sold:
Class A shares	28,862,458	84,219,465
Class B shares	21,434	179,792
Class C shares	1,304,320	5,176,856
Class I shares	5,524,159	15,257,377
Class R shares	471,251	914,449
Class Y shares	3,876,116	15,372,254
Reinvestment of distributions:
Class A shares	9,230,408	22,641,546
Class B shares	27,154	104,681
Class C shares	874,246	2,021,641
Class I shares	1,594,605	3,471,731
Class R shares	59,270	145,712
Class Y shares	459,928	1,176,197
Redemption fees:
Class A shares	4,410	8,562
Class C shares	15	1,546
Class I shares	1,207	3
Class R shares	53	—
Class Y shares	52	301
Shares redeemed:
Class A shares	(143,022,542)	(383,427,934)
Class B shares	(1,823,704)	(6,487,293)
Class C shares	(20,057,880)	(47,069,129)
Class I shares	(13,035,568)	(28,936,832)
Class R shares	(1,093,236)	(3,633,040)
Class Y shares	(14,558,743)	(33,316,797)
Total capital share transactions	(141,280,587)	(352,178,912)

TOTAL INCREASE (DECREASE) IN NET ASSETS	($124,017,550)	($391,076,220)

See notes to financial statements.

22 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - CONT’D
	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2014	2013
Beginning of period	$1,073,733,279	$1,464,809,499
End of period (including undistributed net investment
income of $298,631 and $208,261, respectively)	$949,715,729	$1,073,733,279

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,784,750	5,041,838
Class B shares	1,337	10,106
Class C shares	80,826	306,610
Class I shares	340,738	928,132
Class R shares	28,853	54,366
Class Y shares	237,055	916,844
Reinvestment of distributions:
Class A shares	569,913	1,376,016
Class B shares	1,688	6,387
Class C shares	53,984	122,926
Class I shares	98,430	211,081
Class R shares	3,632	8,796
Class Y shares	28,101	70,771
Shares redeemed:
Class A shares	(8,849,230)	(23,275,822)
Class B shares	(113,477)	(394,959)
Class C shares	(1,241,459)	(2,865,899)
Class I shares	(807,262)	(1,764,452)
Class R shares	(67,373)	(219,312)
Class Y shares	(891,408)	(2,009,039)
Total capital share activity	(8,740,902)	(21,475,610)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest - Classes A, B, C, I, R, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/ or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

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The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as

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reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, securities valued at $109, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

26 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset backed securities	__	$19,296,474	__	$19,296,474
Collateralized mortgage-backed
obligations	—	3,654,779	—	3,654,779
Commercial mortgage-backed
securities	—	33,908,069	—	33,908,069
Corporate debt	—	825,379,705	$109	825,379,814
Municipal obligations	__	3,076,105	—	3,076,105
U.S. government obligations	—	44,395,997	—	44,395,997
Other debt obligations	—	13,128,783	—	13,128,783
TOTAL	—	$942,839,912	$109**	$942,840,021
Other financial instruments***	$806,817	—	—	$806,817

* For a complete listing of investments, please refer to the Schedule of Investments.

** Level 3 Securities represent 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.

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While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year, 30 year and Ultra U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 227 contracts and $9,708,090 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determina-

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tion, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion, and .325% over $10 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015 for Class I, R and Y. The contractual expense caps are .84%, 1.47%, and 1.09%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

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Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, 1.00%, 1.00%, and .75% annually of the Fund’s average daily net assets of Class A, B, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.

CID received $12,343 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $57,317 for the six months ended March 31, 2014. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $435,945,338 and $587,190,516, respectively. U.S. government security purchases and sales were $526,729,436 and $516,114,098, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2014, such purchase and sales transactions were $3,695,000 and $8,786,779, respectively. The realized gain on the sales transactions was $526,816.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($3,976,802)
30-Sep-18	(254,299,863)
30-Sep-19	(77,128,701)

NO EXPIRATION DATE
Long-term	($138,970,399)

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Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from Summit Apex Bond Fund may be limited under certain tax provisions.

The Fund intends to elect to defer net capital losses of $83,933,320 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal period ending September 30, 2014.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$32,065,233
Unrealized (depreciation)	(14,321,690)
Net unrealized appreciation/(depreciation)	$17,743,543

Federal income tax cost of investments	$925,096,478

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2014. For the six months ended March 31, 2014, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$229,501	1.35%	$13,435,639	March 2014

NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $12,614,421 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

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Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014	2013	2012
Net asset value, beginning	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	.23	.45	.54
Net realized and unrealized gain (loss)	.28	(.53)	.79
Total from investment operations	.51	(.08)	1.33
Distributions from:
Net investment income	(.23)	(.45)	(.54)
Net realized gain	.00	—	—
Total distributions	(.23)	(.45)	(.54)
Total increase (decrease) in net asset value	0.28	(.53)	.79
Net asset value, ending	$16.31	$16.03	$16.56

Total return*	3.20%	(.49%)	8.63%
Ratios to average net assets: A
Net investment income	2.84% (a)	2.73%	3.33%
Total expenses	1.32% (a)	1.23%	1.30%
Expenses before offsets	1.32% (a)	1.23%	1.30%
Net expenses	1.32% (a)	1.23%	1.30%
Portfolio turnover	98%	236%	210%
Net assets, ending (in thousands)	$680,100	$772,608	$1,077,077

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011	2010	2009
Net asset value, beginning	$16.12	$15.39	$15.19
Income from investment operations:
Net investment income	.52	.53	.63
Net realized and unrealized gain (loss)	(.35)	.72	.24
Total from investment operations	.17	1.25	.87
Distributions from:
Net investment income	(.52)	(.52)	(.62)
Net realized gain	—	—	(.05)
Total distributions	(.52)	(.52)	(.67)
Total increase (decrease) in net asset value	(.35)	.73	.20
Net asset value, ending	$15.77	$16.12	$15.39

Total return*	1.06%	8.27%	6.24%
Ratios to average net assets: A
Net investment income	3.20%	3.33%	4.45%
Total expenses	1.25%	1.23%	1.24%
Expenses before offsets	1.25%	1.23%	1.24%
Net expenses	1.25%	1.23%	1.23%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$1,521,374	$2,321,499	$3,041,314

See notes to financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2014	2013	2012
Net asset value, beginning	$15.94	$16.46	$15.69
Income from investment operations:
Net investment income	.17	.31	.42
Net realized and unrealized gain (loss)	.27	(.52)	.78
Total from investment operations	.44	(.21)	1.20
Distributions from:
Net investment income	(.17)	(.31)	(.43)
Net realized gain	—	—	—
Total distributions	(.17)	(.31)	(.43)
Total increase (decrease) in net asset value	0.27	(.52)	.77
Net asset value, ending	$16.21	$15.94	$16.46

Total return*	2.80%	(1.29%)	7.78%
Ratios to average net assets: A
Net investment income	2.02% (a)	1.83%	2.58%
Total expenses	2.61% (a)	2.20%	2.17%
Expenses before offsets	2.13% (a)	2.13%	2.08%
Net expenses	2.13% (a)	2.13%	2.08%
Portfolio turnover	98%	236%	210%
Net assets, ending (in thousands)	$2,377	$4,098	$10,463

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2011	2010	2009
Net asset value, beginning	$16.05	$15.32	$15.12
Income from investment operations:
Net investment income	.37	.39	.50
Net realized and unrealized gain (loss)	(.34)	.72	.24
Total from investment operations	.03	1.11	.74
Distributions from:
Net investment income	(.39)	(.38)	(.49)
Net realized gain	—	—	(.05)
Total distributions	(.39)	(.38)	(.54)
Total increase (decrease) in net asset value	(.36)	.73	.20
Net asset value, ending	$15.69	$16.05	$15.32

Total return*	0.16%	7.36%	5.33%
Ratios to average net assets: A
Net investment income	2.35%	2.43%	3.60%
Total expenses	2.11%	2.10%	2.13%
Expenses before offsets	2.11%	2.10%	2.13%
Net expenses	2.11%	2.10%	2.12%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$21,239	$38,770	$59,127

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014	2013	2012
Net asset value, beginning	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	.18	.34	.42
Net realized and unrealized gain (loss)	.28	(.53)	.79
Total from investment operations	.46	(.19)	1.21
Distributions from:
Net investment income	(.18)	(.34)	(.42)
Net realized gain	—	—	—
Total distributions	(.18)	(.34)	(.42)
Total increase (decrease) in net asset value	0.28	(.53)	.79
Net asset value, ending	$16.31	$16.03	$16.56

Total return*	2.86%	(1.19%)	7.83%
Ratios to average net assets: A
Net investment income	2.18% (a)	2.04%	2.61%
Total expenses	1.98% (a)	1.92%	2.01%
Expenses before offsets	1.98% (a)	1.92%	2.01%
Net expenses	1.98% (a)	1.92%	2.01%
Portfolio turnover	98%	236%	210%
Net assets, ending (in thousands)	$116,162	$131,920	$176,600

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011	2010	2009
Net asset value, beginning	$16.12	$15.38	$15.18
Income from investment operations:
Net investment income	.40	.42	.52
Net realized and unrealized gain (loss)	(.34)	.73	.25
Total from investment operations	.06	1.15	.77
Distributions from:
Net investment income	(.41)	(.41)	(.52)
Net realized gain	—	—	(.05)
Total distributions	(.41)	(.41)	(.57)
Total increase (decrease) in net asset value	(.35)	.74	.20
Net asset value, ending	$15.77	$16.12	$15.38

Total return*	0.35%	7.56%	5.48%
Ratios to average net assets: A
Net investment income	2.50%	2.62%	3.74%
Total expenses	1.94%	1.93%	1.93%
Expenses before offsets	1.94%	1.93%	1.93%
Net expenses	1.94%	1.93%	1.93%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$213,870	$303,615	$372,838

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014	2013	2012
Net asset value, beginning	$16.04	$16.58	$15.79
Income from investment operations:
Net investment income	.29	.56	.64
Net realized and unrealized gain (loss)	.28	(.54)	.79
Total from investment operations	.57	.02	1.43
Distributions from:
Net investment income	(.29)	(.56)	(.64)
Net realized gain	—	—	—
Total distributions	(.29)	(.56)	(.64)
Total increase (decrease) in net asset value	0.28	(.54)	.79
Net asset value, ending	$16.32	$16.04	$16.58

Total return*	3.55%	.09%	9.29%
Ratios to average net assets: A
Net investment income	3.53% (a)	3.38%	3.96%
Total expenses	.63% (a)	.58%	.66%
Expenses before offsets	.63% (a)	.58%	.66%
Net expenses	.63% (a)	.58%	.66%
Portfolio turnover	98%	236%	210%
Net assets, ending (in thousands)	$91,953	$96,281	$109,866

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2011	2010	2009
Net asset value, beginning	$16.14	$15.40	$15.20
Income from investment operations:
Net investment income	.63	.63	.72
Net realized and unrealized gain (loss)	(.34)	.73	.24
Total from investment operations	.29	1.36	.96
Distributions from:
Net investment income	(.64)	(.62)	(.71)
Net realized gain	—	—	(.05)
Total distributions	(.64)	(.62)	(.76)
Total increase (decrease) in net asset value	(.35)	.74	.20
Net asset value, ending	$15.79	$16.14	$15.40

Total return*	1.78%	9.05%	6.94%
Ratios to average net assets: A
Net investment income	3.90%	4.01%	5.14%
Total expenses	.56%	.55%	.55%
Expenses before offsets	.56%	.55%	.55%
Net expenses	.56%	.55%	.55%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$157,548	$261,542	$307,978

See notes to financial highlights.

36 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS R SHARES	2014	2013	2012
Net asset value, beginning	$16.15	$16.67	$15.88
Income from investment operations:
Net investment income	.22	.42	.51
Net realized and unrealized gain (loss)	.29	(.52)	.79
Total from investment operations	.51	(.10)	1.30
Distributions from:
Net investment income	(.22)	(.42)	(.51)
Net realized gain	—	—	—
Total distributions	(.22)	(.42)	(.51)
Total increase (decrease) in net asset value	0.29	(.52)	.79
Net asset value, ending	$16.44	$16.15	$16.67

Total return*	3.17%	(.64%)	8.37%
Ratios to average net assets: A
Net investment income	2.69% (a)	2.49%	3.14%
Total expenses	1.80% (a)	1.67%	1.61%
Expenses before offsets	1.47% (a)	1.47%	1.47%
Net expenses	1.47% (a)	1.47%	1.47%
Portfolio turnover	98%	236%	210%
Net assets, ending (in thousands)	$5,028	$5,505	$8,283

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS R SHARES	2011	2010	2009
Net asset value, beginning	$16.22	$15.48	$15.25
Income from investment operations:
Net investment income	.48	.49	.58
Net realized and unrealized gain (loss)	(.34)	.73	.27
Total from investment operations	.14	1.22	.85
Distributions from:
Net investment income	(.48)	(.48)	(.57)
Net realized gain	—	—	(.05)
Total distributions	(.48)	(.48)	(.62)
Total increase (decrease) in net asset value	(.34)	.74	.23
Net asset value, ending	$15.88	$16.22	$15.48

Total return*	0.88%	8.01%	6.05%
Ratios to average net assets: A
Net investment income	2.98%	3.11%	4.06%
Total expenses	1.54%	1.45%	1.51%
Expenses before offsets	1.47%	1.45%	1.48%
Net expenses	1.47%	1.45%	1.47%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$9,340	$12,306	$11,571

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 37

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014	2013	2012
Net asset value, beginning	$16.20	$16.74	$15.95
Income from investment operations:
Net investment income	.27	.52	.61
Net realized and unrealized gain (loss)	.28	(.54)	.79
Total from investment operations	.55	(.02)	1.40
Distributions from:
Net investment income	(.27)	(.52)	(.61)
Net realized gain	—	—	—
Total distributions	(.27)	(.52)	(.61)
Total increase (decrease) in net asset value	0.28	(.54)	.79
Net asset value, ending	$16.48	$16.20	$16.74

Total return*	3.39%	(.14%)	8.97%
Ratios to average net assets: A
Net investment income	3.24% (a)	3.10%	3.70%
Total expenses	.93% (a)	.86%	.95%
Expenses before offsets	.93% (a)	.86%	.95%
Net expenses	.93% (a)	.86%	.95%
Portfolio turnover	98%	236%	210%
Net assets, ending (in thousands)	$54,096	$63,321	$85,521

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011	2010	2009
Net asset value, beginning	$16.29	$15.53	$15.29
Income from investment operations:
Net investment income	.58	.56	.67
Net realized and unrealized gain (loss)	(.34)	.76	.27
Total from investment operations	.24	1.32	.94
Distributions from:
Net investment income	(.58)	(.56)	(.65)
Net realized gain	—	—	(.05)
Total distributions	(.58)	(.56)	(.70)
Total increase (decrease) in net asset value	(.34)	.76	.24
Net asset value, ending	$15.95	$16.29	$15.53

Total return*	1.48%	8.65%	6.73%
Ratios to average net assets: A
Net investment income	3.53%	3.76%	4.71%
Total expenses	.87%	.83%	.84%
Expenses before offsets	.87%	.83%	.84%
Net expenses	.87%	.83%	.83%
Portfolio turnover	223%	259%	793%
Net assets, ending (in thousands)	$111,661	$104,674	$19,351

See notes to financial highlights.

38 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 39

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the

40 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 41

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous

42 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2013 and performed below the median of its peer group for the three- and five-year periods ended June 30, 2013. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2013 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2013. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund’s assets were below the asset level at which a breakpoint in its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Calvert Short Duration Income Fund

Semi-Annual Report
March 31, 2014

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Calvert INVESTMENTS
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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

The U.S. economy has labored slowly and steadily to recover from the 2008 global financial crisis. Since the 2009 trough of the Great Recession, the growth rate has been sub-par, such that many still speak of the economy as being in recovery. That said, the United States has generally fared better than other major economies. For example, U.S. banks are in much better condition than most of their overseas counterparts.

But we’ve seen the same pattern every year since the crisis--just as economic momentum seems to gather force, events conspire to de-rail it. The eurozone crisis, which intensified in waves before appearing to peak in the summer of 2012. Political dysfunction in the United States, which led to self-imposed fiscal austerity and midnight-hour budget deals to avoid temporary defaults on Treasury financial obligations. All of these events raised uncertainty and kept a lid on investor and consumer confidence, creating a drag on U.S. economic output.

The pattern was finally broken in 2013. While the markets faced a heavy drag on U.S. growth from the “fiscal cliff,” hope increased in the markets—and at the Federal Reserve—as the year progressed that the U.S. economy would slowly but surely escape the drag and start growing at a sustainably moderate clip.

Six-Month Performance Solid Overall

This improved market sentiment resulted in strong performance by riskier asset classes such as U.S. equities, investment-grade corporate bonds, and high-yield bonds during the fourth quarter of 2013.

Integration of Environmental, Social, and Governance Factors in Credit Analysis

Our fixed-income portfolio managers seek to add alpha through an active management style that emphasizes duration management, yield-curve positioning, sector allocation, and security selection. Our team of credit analysts examines the financial condition of corporate bond issuers as well as the structure, terms, and covenants of specific bond issues.

From a fundamental research standpoint, the credit analysts collaborate closely with Calvert’s sustainability research department analysts to evaluate a bond issuer’s environmental, social, and governance (ESG) risk factors. We believe this robust, integrated approach helps us both mitigate risk and identify attractive sectors and securities within the fixed-income markets.

4 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT SHORT
DURATION INCOME
FUND
MARCH 31, 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	74.5%
Financial Institutions	32.0%
Industrial	40.2%
Utility	2.3%
Government Related	1.4%
Agency	0.2%
Local Authority	1.2%
Municipal	0.2%
Government Public Service	0.2%
Securitized	17.1%
Asset-Backed Securities	9.6%
Commercial Mortgage-
Backed Securities	6.0%
Covered	1.5%
Short-Term Investments	3.3%
Treasury	3.5%
Total	100%

CALVERT SHORT
DURATION INCOME
FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	1.15%	0.83%
Class C	0.85%	0.08%
Class I	1.48%	1.41%
Class Y	1.37%	1.16%

Barclays 1-5
Year U.S. Credit
Index	1.36%	1.44%

Lipper Short
Investment
Grade Debt
Funds Average	0.80%	0.55%

	30 DAYS ENDED
SEC YIELD	3/31/14	9/30/13
Class A	1.24%	1.37%
Class C	0.58%	0.72%
Class I	1.89%	1.99%
Class Y	1.61%	1.76%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

However, geopolitical and economic uncertainty pushed investors toward safer-haven bond markets in the first quarter of 2014. In fact, long-maturity U.S. Treasury bonds returned 7.10% during the first three months of 2014, far outpacing the 1.81% return for the S&P 500 Index.

Throughout the period, the unemployment rate fell from 7.2% to 6.7%. Total payrolls grew at a reasonable average monthly pace of 188,000, while labor force participation rate held steady at 63.2%—nearly the lowest since 1978. The Consumer Price Index, a proxy for the Fed’s benchmark inflation measure, increased at a modest 1.5% annual rate. After evaluating the economic data and financial market conditions, the Fed announced a gradual tapering of government bond purchases (quantitative easing) in December. Then in March, it dropped the unemployment and forecast inflation rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation.

While hopes for stronger economic growth were realized in the third quarter of 2013,

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

when the U.S. economy expanded at an above-trend 4.1% annualized pace,1 it seems to have decelerated to under 2% in early 2014. This deceleration was expected—as is a spring rebound—as a notably cold and stormy winter for the eastern and mid-western continental United States curbed economic activity and made it difficult to discern the underlying growth trend.

Flat Returns Belie Notable Shift in the Yield Curve

After falling in October, bond yields rose through the end of 2013. They declined again in January and February before stabilizing in March. As a result, the yield for the 10-year Treasury note ended only slightly higher than where it started. Since quantitative easing was already built into market expectations, attention shifted to when the Fed will start hiking its target interest rate. Current market expectations are for Fed rate hikes to begin in mid-2015.

While long-term interest rates were fairly stable over the reporting period, changing perceptions of the Fed policy path on interest-rate hikes began to re-shape the yield curve. During this re-shaping, yields in the three- to seven-year range rose approximately 0.30 percentage points.2 These so-called “short-intermediate” maturity bonds are the most sensitive to such a change in Fed policy expectations. But overall, U.S. investment- and below-investment grade corporate and municipal bonds outperformed Treasuries3 over the six-month period.

The 10-year Treasury note yield edged up to 2.73% over the period. Money market yields remained low, pinned down by the Fed’s near-zero interest rate policy, which is expected to persist well into 2015. However, the 30-year Treasury bond yield declined slightly.

CALVERT SHORT
DURATION INCOME
FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-1.97%
Five year	3.76%
Ten year	3.56%

CLASS C SHARES	(WITH MAX. LOAD)
One year	-0.92%
Five year	3.57%
Ten year	3.05%

CLASS I SHARES*
One year	1.41%
Five year	4.92%
Ten year	4.33%

CLASS Y SHARES**
One year	1.16%
Five year	4.64%
Ten year	4.03%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008.

Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

6 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 2.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.22%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Outlook

Looking ahead, we expect the economy to expand at a moderate pace. With U.S. budget and debt ceiling deals complete, there should be little fiscal policy turbulence during an election year. For 2014 as a whole, we think the inflation-adjusted GDP growth rate could reach the long-term average of about 3%. Assuming growth continues at a moderate pace, with below-target inflation and a still-soft labor market, we expect the Fed to finish quantitative easing by the end of October. After that, the Fed will slowly start to implement its three-part “exit strategy” that will include policy target rate hikes. We expect the first rate hike no earlier than the spring of 2015.

The fixed-income market will periodically challenge the Fed on the expected timing of rate hikes, witnessed mainly through fluctuating yields on bonds in the short-intermediate maturity range. In our view, long-term interest rates are likely to remain elevated compared to recent-year lows, yet will remain quite low by historical standards. With improving flows to bond funds, and interest rates remaining pinned near zero percent, we are cautiously optimistic on the bond market outlook for the balance of 2014.

Calvert Investment Management, Inc.
May 2014

1. Data sources for economic data: Bureau of Labor Statistics and Bureau of Economic Analysis.

2. Data sources for yield and yield changes: Federal Reserve.

3. Per total returns for selected Barclays bond indices.

8 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,011.49	$5.42
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,008.46	$9.02
Hypothetical	$1,000.00	$1,015.95	$9.06
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,014.80	$2.51
Hypothetical	$1,000.00	$1,022.44	$2.52
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,013.74	$3.76
Hypothetical	$1,000.00	$1,021.20	$3.77
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.80%, 0.50%, and 0.75% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF NET ASSETS
MARCH 31, 2014

	PRINCIPAL
ASSET-BACKED SECURITIES - 9.4%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust:
1.45%, 4/16/18 (e)	$10,639,612	$10,683,192
5.91%, 7/15/19 (e)	4,500,000	4,599,977
2.39%, 11/12/19 (e)	3,820,000	3,834,944
AmeriCredit Automobile Receivables Trust, 1.31%, 11/8/17	4,000,000	4,026,160
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	7,250,000	7,340,379
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	6,205,500	6,268,163
CPS Auto Receivables Trust:
2.78%, 6/17/19 (e)	672,192	683,250
1.31%, 6/15/20 (e)	1,604,639	1,601,600
CPS Auto Trust:
1.82%, 12/16/19 (e)	1,769,917	1,783,540
1.82%, 9/15/20 (e)	3,528,987	3,536,295
Cronos Containers Program Ltd., 3.81%, 9/18/27 (e)	2,210,000	2,231,035
CV Mortgage Loan Trust, 4.311%, 12/25/43 (e)(r)	3,195,747	3,237,250
DT Auto Owner Trust:
4.89%, 1/17/17 (e)	2,787,320	2,791,294
1.67%, 2/15/19 (e)	7,000,000	7,035,987
Ellington Loan Acquisition Trust, 1.054%, 5/25/37 (e)(r)	3,823,588	3,753,605
Exeter Automobile Receivables Trust:
3.18%, 3/15/17 (e)	3,770,000	3,809,762
1.49%, 11/15/17 (e)	4,391,957	4,408,708
First Investors Auto Owner Trust:
4.49%, 10/17/16 (e)	2,250,000	2,253,262
1.47%, 5/15/18 (e)	2,354,089	2,365,436
Flagship Credit Auto Trust:
1.32%, 4/16/18 (e)	2,145,987	2,147,066
1.94%, 1/15/19 (e)	2,558,070	2,574,462
Flagship Rail Services LLC, 1.80%, 4/15/43 (e)	4,103,739	4,077,820
HLSS Servicer Advance Receivables Trust, 1.244%, 1/17/45 (e)	1,000,000	1,000,600
Invitation Homes Trust:
1.305%, 12/17/30 (e)(r)	2,787,966	2,787,977
1.60%, 12/17/30 (e)(r)	1,200,000	1,199,273
TOP-RE, Series 2013-LTR1, Class A, 3.47%, 11/20/28	2,536,133	2,537,315
Navistar Financial Dealer Note Master Trust, 0.824%, 1/25/18 (e)(r)	5,700,000	5,700,952
Santander Drive Auto Receivables Trust:
1.33%, 5/15/17	3,000,000	3,016,551
1.94%, 3/15/18	3,640,000	3,680,320
Sierra Receivables Funding Co. LLC:
2.84%, 11/20/28 (e)	2,696,128	2,756,109
3.58%, 11/20/28 (e)	5,460,512	5,603,239
1.87%, 8/20/29 (e)	4,166,807	4,200,908
1.59%, 11/20/29 (e)	4,248,342	4,264,664
2.39%, 11/20/29 (e)	1,274,503	1,285,263
2.07%, 3/20/30 (e)	4,000,000	3,989,048
2.42%, 3/20/30 (e)	4,000,000	3,989,500
Sierra Timeshare Receivables Funding LLC:
4.36%, 7/20/28 (e)	714,718	740,815
2.92%, 11/20/25 (e)	1,968,463	1,998,232

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	PRINCIPAL
ASSET-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
SNAAC Auto Receivables Trust:
1.14%, 7/16/18 (e)	$3,483,837	$3,490,645
3.07%, 8/15/18 (e)	3,000,000	3,049,662
Springleaf Funding Trust, 2.41%, 12/15/22 (e)	5,000,000	5,000,000
Structured Asset Securities Corp. Mortgage Loan Trust,
0.274%, 1/25/37 (e)(r)	3,687,386	3,570,359
SVO VOI Mortgage Corp., 2.00%, 9/20/29 (e)	2,144,844	2,149,610
TAL Advantage V LLC, 4.10%, 2/22/39 (e)	1,983,333	1,980,632
US Residential Opportunity Fund Trust, 3.466%, 3/25/34 (e)(r)	5,700,000	5,719,551
Vericrest Opportunity Loan Transferee, 3.25%, 11/25/53 (e)(r)	3,300,000	3,300,000
VOLT XVI LLC, 4.25%, 8/25/58 (e)(r)	1,852,651	1,858,441
VOLT XXI LLC, 3.625%, 11/25/53 (e)(r)	2,483,499	2,496,691
VOLT XXIII LLC, 3.625%, 11/25/53 (e)(r)	3,480,428	3,480,428

Total Asset-Backed Securities (Cost $169,457,646)		169,889,972

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.7%
Springleaf Mortgage Loan Trust:
1.27%, 6/25/58 (e)(r)	7,595,194	7,565,467
1.57%, 12/25/59 (e)(r)	2,169,164	2,167,967
Structured Agency Credit Risk Debt Notes, 1.604%, 11/25/23 (r)	3,620,957	3,641,306

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $13,384,124)		13,374,740

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.8%
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	158,668	160,193
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.38%, 6/10/39 (r)	514,885	514,778
Boca Hotel Portfolio Trust, 1.905%, 8/15/26 (e)(r)	5,200,000	5,209,225
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	8,505,000	8,283,751
CGBAM Commercial Mortgage Trust, 1.955%, 5/15/30 (e)(r)	7,500,000	7,532,933
COMM Mortgage Trust, 0.335%, 6/15/22 (e)(r)	4,535,936	4,496,473
Commercial Mortgage Pass Through Certificates:
3.25%, 11/27/28 (e)(r)	2,691,581	2,698,117
1.755%, 6/8/30 (e)(r)	15,000,000	15,037,425
Extended Stay America Trust:
2.958%, 12/5/31 (e)	1,175,000	1,165,781
3.604%, 12/5/31 (e)	7,760,000	7,760,652
Hilton USA Trust:
1.656%, 11/5/30 (e)(r)	7,000,000	7,008,792
3.367%, 11/5/30 (e)	5,000,000	5,067,100
3.714%, 11/5/30 (e)	5,000,000	5,064,535
JP Morgan Chase Commercial Mortgage Securities Trust,
1.305%, 4/15/30 (e)(r)	11,000,000	10,971,807
JP Morgan Chase Commercial Mortgage Securities Trust
2013-INN, 2.305%, 10/15/30 (e)(r)	8,000,000	8,009,648
ORES NPL LLC:
3.00%, 3/27/24 (e)	8,100,000	8,100,000
3.081%, 9/25/25 (e)	3,199,270	3,199,359
RREF 2013 LT1 LLC, 2.833%, 5/22/28 (e)	1,455,818	1,453,279

12 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
VFC LLC, 3.13%, 3/20/26 (e)	$2,906,704	$2,938,587

Total Commercial Mortgage-Backed Securities (Cost $105,002,323)		104,672,435

CORPORATE BONDS - 77.0%
99¢ Only Stores, 11.00%, 12/15/19	1,500,000	1,706,250
AbbVie, Inc., 1.75%, 11/6/17	2,000,000	2,006,320
Accellent, Inc., 10.00%, 11/1/17	3,000,000	3,230,430
Aetna, Inc., 1.50%, 11/15/17	1,000,000	997,933
Affiliated Computer Services, Inc., 5.20%, 6/1/15	1,500,000	1,574,674
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc., 8.30%, 2/12/15	5,000,000	5,287,500
America Movil SAB de CV:
2.375%, 9/8/16	2,250,000	2,315,250
1.234%, 9/12/16 (r)	5,000,000	5,055,740
American Express Centurion Bank:
0.687%, 11/13/15 (r)	6,150,000	6,178,179
0.875%, 11/13/15	2,000,000	2,007,196
American Express Credit Corp., 1.334%, 6/12/15 (r)	2,500,000	2,528,745
American International Group, Inc.:
3.00%, 3/20/15	3,000,000	3,071,676
5.60%, 10/18/16	2,000,000	2,214,310
3.80%, 3/22/17	2,300,000	2,460,770
3.375%, 8/15/20	2,700,000	2,756,408
American Tower Corp., 4.70%, 3/15/22	3,500,000	3,657,028
Amgen, Inc.:
1.875%, 11/15/14	2,000,000	2,015,666
2.50%, 11/15/16	1,550,000	1,601,741
Anadarko Petroleum Corp., 6.375%, 9/15/17	2,400,000	2,747,556
Anglo American Capital plc, 9.375%, 4/8/14 (e)	1,000,000	1,001,248
Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	5,000,000	4,921,090
Antero Resources Finance Corp., 6.00%, 12/1/20	1,000,000	1,063,750
Apache Corp., 1.75%, 4/15/17	1,000,000	1,009,498
Apple, Inc., 2.40%, 5/3/23	2,000,000	1,854,556
ArcelorMittal:
4.25%, 2/25/15	2,000,000	2,042,500
6.125%, 6/1/18	2,300,000	2,521,375
ArcelorMittal USA LLC, 6.50%, 4/15/14	3,715,000	3,720,840
AT&T, Inc.:
2.40%, 8/15/16	13,000,000	13,393,640
1.60%, 2/15/17	5,000,000	5,033,760
1.40%, 12/1/17	2,000,000	1,978,858
2.375%, 11/27/18	2,700,000	2,713,416
2.30%, 3/11/19	3,000,000	2,984,487
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
8.25%, 1/15/19	1,044,000	1,119,690
Bank of America Corp.:
5.25%, 12/1/15	2,000,000	2,128,682
0.566%, 8/15/16 (r)	4,500,000	4,445,613
1.35%, 11/21/16	2,000,000	2,003,086
1.279%, 1/15/19 (r)	5,950,000	6,016,580
2.60%, 1/15/19	10,000,000	10,039,450

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Bank of America Corp. - (Cont’d):
2.65%, 4/1/19	$5,000,000	$5,015,945
4.125%, 1/22/24	5,900,000	5,966,487
4.00%, 4/1/24	2,000,000	1,997,646
Bank of America NA:
5.30%, 3/15/17	26,400,000	29,051,774
0.533%, 6/15/17 (r)	19,537,000	19,219,250
6.10%, 6/15/17	1,155,000	1,306,460
Barrick North America Finance LLC, 4.40%, 5/30/21	1,500,000	1,511,439
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,044,574
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	2,000,000	2,027,218
3.00%, 5/15/22	3,000,000	2,990,427
Berkshire Hathaway, Inc., 1.90%, 1/31/17	3,000,000	3,070,032
Beverages & More, Inc., 10.00%, 11/15/18 (e)	1,500,000	1,560,000
BHP Billiton Finance USA Ltd.:
1.125%, 11/21/14	5,000,000	5,024,500
1.875%, 11/21/16	5,000,000	5,110,765
Big Heart Pet Brands, 7.625%, 2/15/19	2,490,000	2,594,269
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	7,869,000	8,695,245
Bombardier, Inc., 4.75%, 4/15/19 (e)	2,000,000	2,000,000
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	500,000	483,125
BP Capital Markets plc:
1.846%, 5/5/17	5,000,000	5,077,975
1.375%, 5/10/18	2,000,000	1,957,842
2.237%, 5/10/19	1,000,000	994,050
Burger King Corp., 9.875%, 10/15/18	3,250,000	3,546,562
Caisse Centrale Desjardins, 2.55%, 3/24/16 (e)	10,000,000	10,369,700
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	4,000,000	4,160,000
7.875%, 10/15/19 (e)	4,500,000	4,757,400
Capital One Bank USA NA:
1.20%, 2/13/17	3,500,000	3,487,365
2.25%, 2/13/19	3,000,000	2,977,860
Capital One Financial Corp.:
1.389%, 7/15/14 (r)	5,000,000	5,013,765
0.876%, 11/6/15 (r)	2,000,000	2,006,150
1.00%, 11/6/15	3,500,000	3,504,956
3.15%, 7/15/16	8,000,000	8,366,856
6.15%, 9/1/16	3,800,000	4,240,838
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	1,500,000	1,726,875
Caterpillar Financial Services Corp.:
1.125%, 12/15/14	5,000,000	5,027,760
0.70%, 11/6/15	2,000,000	2,005,378
1.25%, 11/6/17	1,000,000	992,367
Cemex Finance LLC, 6.00%, 4/1/24 (e)	1,000,000	1,002,500
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	14,050,000	14,510,138
4.989%, 10/15/18 (e)(r)	2,000,000	2,115,000
7.25%, 1/15/21 (e)	2,000,000	2,185,000

14 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
CenturyLink, Inc.:
5.625%, 4/1/20	$7,500,000	$7,884,375
6.45%, 6/15/21	750,000	806,250
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	2,500,000	2,787,500
Chesapeake Energy Corp., 3.25%, 3/15/16	4,000,000	4,040,000
Chevron Corp.:
1.104%, 12/5/17	3,000,000	2,973,756
2.427%, 6/24/20	2,000,000	1,985,712
Cisco Systems, Inc.:
1.10%, 3/3/17	5,000,000	5,010,185
2.125%, 3/1/19	4,600,000	4,579,420
CIT Group, Inc.:
4.25%, 8/15/17	8,325,000	8,720,438
5.25%, 3/15/18	2,500,000	2,687,500
3.875%, 2/19/19	1,325,000	1,339,498
Citigroup, Inc.:
0.505%, 6/9/16 (r)	18,000,000	17,780,454
2.50%, 9/26/18	24,000,000	24,130,296
Clearwater Paper Corp., 7.125%, 11/1/18	2,000,000	2,130,000
ConAgra Foods, Inc.:
1.35%, 9/10/15	2,000,000	2,014,812
1.90%, 1/25/18	2,000,000	1,983,114
Continental Resources, Inc., 7.125%, 4/1/21	6,155,000	6,962,844
Costco Wholesale Corp., 1.70%, 12/15/19	3,000,000	2,899,392
Cott Beverages, Inc., 8.125%, 9/1/18	3,159,000	3,352,489
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	4,000,000	4,324,148
4.174%, 8/15/37 (e)	5,500,000	5,819,132
CVS Pass-Through Trust, 6.036%, 12/10/28	1,840,376	2,067,122
Daimler Finance North America LLC, 1.875%, 9/15/14 (e)	1,500,000	1,509,054
DDR Corp., 4.75%, 4/15/18	9,265,000	10,044,613
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,966,562
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	4,091,432
Devon Energy Corp., 1.875%, 5/15/17	2,000,000	2,014,508
Discover Bank, 8.70%, 11/18/19	2,107,000	2,648,221
Discover Financial Services, 6.45%, 6/12/17	4,175,000	4,742,512
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,032,127
Duke Energy Carolinas LLC, 1.75%, 12/15/16	3,000,000	3,066,231
Eaton Corp., 0.95%, 11/2/15	3,000,000	3,010,347
Ecolab, Inc., 3.00%, 12/8/16	5,000,000	5,239,360
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	22,805,000	25,826,661
ERP Operating LP, 5.25%, 9/15/14	6,811,000	6,950,898
Exopack Holdings SA, 7.875%, 11/1/19 (e)	3,250,000	3,445,000
Express Scripts Holding Co.:
2.75%, 11/21/14	2,500,000	2,536,365
2.10%, 2/12/15	3,000,000	3,038,226
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	5,150,000	5,478,312
Fifth Third Bancorp, 0.655%, 12/20/16 (r)	12,000,000	11,892,828
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,718,409
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	5,228,000	5,502,470

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	$5,000,000	$5,101,950
4.207%, 4/15/16	18,550,000	19,659,346
3.984%, 6/15/16	4,000,000	4,238,316
4.25%, 2/3/17	4,500,000	4,831,704
2.375%, 3/12/19	2,600,000	2,579,993
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15	4,000,000	4,022,952
2.375%, 3/15/18	2,000,000	1,994,260
3.10%, 3/15/20	2,000,000	1,945,640
General Electric Capital Corp.:
2.90%, 1/9/17	13,900,000	14,545,308
2.30%, 4/27/17	9,000,000	9,267,246
0.957%, 4/2/18 (r)	5,000,000	5,047,260
5.625%, 5/1/18	2,100,000	2,400,050
2.10%, 12/11/19	1,000,000	991,938
4.625%, 1/7/21	1,300,000	1,431,329
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	5,000,000	5,294,985
Gibson Brands, Inc., 8.875%, 8/1/18 (e)	2,900,000	3,088,500
Gilead Sciences, Inc.:
2.40%, 12/1/14	2,000,000	2,024,108
3.05%, 12/1/16	3,000,000	3,154,590
2.05%, 4/1/19	2,000,000	1,981,966
Glencore Funding LLC:
6.00%, 4/15/14 (e)	1,000,000	1,001,798
1.394%, 5/27/16 (e)(r)	7,000,000	7,009,170
1.599%, 1/15/19 (e)(r)	14,850,000	14,802,421
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	2,300,000	2,408,744
2.375%, 1/22/18	6,900,000	6,945,844
6.15%, 4/1/18	7,600,000	8,688,259
1.336%, 11/15/18 (r)	8,000,000	8,071,928
2.625%, 1/31/19	10,800,000	10,772,330
4.00%, 3/3/24	2,700,000	2,688,031
Goodrich Petroleum Corp., 8.875%, 3/15/19	1,250,000	1,293,750
Great River Energy, 5.829%, 7/1/17 (e)	8,836,555	9,508,911
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	2,000,000	2,195,000
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	3,000,000	3,009,477
Health Care REIT, Inc., 3.625%, 3/15/16	1,000,000	1,050,164
Health Net, Inc., 6.375%, 6/1/17	4,975,000	5,410,312
Hercules Offshore, Inc.:
7.125%, 4/1/17 (e)	5,200,000	5,460,000
8.75%, 7/15/21 (e)	5,706,000	6,191,010
Hertz Corp., 7.50%, 10/15/18	2,000,000	2,130,000
Hewlett-Packard Co., 1.784%, 9/19/14 (r)	8,000,000	8,052,248
HSBC USA, Inc., 2.375%, 2/13/15	2,000,000	2,034,110
Hyundai Capital America:
1.875%, 8/9/16 (e)	1,000,000	1,011,300
2.875%, 8/9/18 (e)	1,000,000	1,019,014
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,000,000	3,138,945

16 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	$5,000,000	$4,712,500
International Business Machines Corp., 1.95%, 7/22/16	5,000,000	5,144,815
International Lease Finance Corp.:
6.50%, 9/1/14 (e)	5,000,000	5,106,250
4.875%, 4/1/15	4,750,000	4,922,235
Jefferies Group LLC, 5.125%, 4/13/18	6,500,000	7,061,074
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,750,000	1,802,500
John Deere Capital Corp.:
1.25%, 12/2/14	1,860,000	1,871,876
2.00%, 1/13/17	4,000,000	4,092,788
JPMorgan Chase & Co.:
1.139%, 1/25/18 (r)	5,000,000	5,056,415
2.35%, 1/28/19	21,700,000	21,757,266
3.20%, 1/25/23	2,000,000	1,939,340
3.875%, 2/1/24	2,000,000	2,017,944
JPMorgan Chase Bank NA, 5.875%, 6/13/16	8,000,000	8,818,472
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	2,000,000	2,100,000
KeyBank, 5.80%, 7/1/14	7,500,000	7,599,338
Kia Motors Corp., 3.625%, 6/14/16 (e)	5,850,000	6,087,884
Kinder Morgan Energy Partners LP:
2.65%, 2/1/19	1,000,000	998,562
3.45%, 2/15/23	3,000,000	2,859,513
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	500,000	554,375
Koppers, Inc., 7.875%, 12/1/19	2,500,000	2,681,250
Kraft Foods Group, Inc.:
1.625%, 6/4/15	1,000,000	1,011,220
2.25%, 6/5/17	2,000,000	2,050,112
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	2,027,000	2,143,552
Laboratory Corp. of America Holdings, 2.50%, 11/1/18	2,500,000	2,491,228
Landry’s, Inc., 9.375%, 5/1/20 (e)	4,441,000	4,890,651
Lear Corp., 8.125%, 3/15/20	1,164,000	1,271,670
Leucadia National Corp.:
8.125%, 9/15/15	4,200,000	4,593,750
5.50%, 10/18/23	2,700,000	2,812,954
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,682,413
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	2,053,822
LyondellBasell Industries NV:
5.00%, 4/15/19	4,500,000	5,010,566
6.00%, 11/15/21	2,500,000	2,928,380
Macquarie Bank Ltd., 1.65%, 3/24/17 (e)	5,000,000	4,984,630
Macquarie Group Ltd., 3.00%, 12/3/18 (e)	3,500,000	3,533,170
Masco Corp.:
4.80%, 6/15/15	10,500,000	10,893,750
5.85%, 3/15/17	3,010,000	3,311,000
Merrill Lynch & Co., Inc.:
5.70%, 5/2/17	5,000,000	5,561,225
6.40%, 8/28/17	5,000,000	5,739,880
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	8,000,000	7,795,144
Microsoft Corp., 0.875%, 11/15/17	1,000,000	985,768
Molson Coors Brewing Co., 2.00%, 5/1/17	1,000,000	1,010,189

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Morgan Stanley:
4.75%, 4/1/14	$6,900,000	$6,900,000
4.75%, 3/22/17	9,700,000	10,585,891
1.519%, 4/25/18 (r)	11,000,000	11,214,445
2.125%, 4/25/18	4,750,000	4,739,593
2.50%, 1/24/19	5,000,000	4,986,075
Mylan, Inc.:
1.80%, 6/24/16	2,000,000	2,028,020
2.60%, 6/24/18	1,000,000	1,007,509
National City Corp., 6.875%, 5/15/19	1,500,000	1,776,750
National Oilwell Varco, Inc., 1.35%, 12/1/17	1,000,000	989,418
Nationwide Health Properties, Inc., 6.90%, 10/1/37	5,890,000	7,043,975
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	2,000,000	1,955,958
NBCUniversal Media LLC:
2.875%, 4/1/16	5,000,000	5,197,785
4.375%, 4/1/21	5,000,000	5,426,135
New York Life Global Funding, 1.65%, 5/15/17 (e)	3,050,000	3,089,144
NII Capital Corp.:
10.00%, 8/15/16	14,400,000	5,832,000
7.625%, 4/1/21	2,870,000	803,600
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	5,000,000	5,021,930
2.65%, 9/26/18 (e)	4,600,000	4,653,079
2.35%, 3/4/19 (e)	3,800,000	3,776,953
Noble Holding International Ltd., 2.50%, 3/15/17	2,000,000	2,034,900
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/20	4,000,000	4,280,000
Northrop Grumman Corp., 1.75%, 6/1/18	2,000,000	1,967,396
Oracle Corp., 2.375%, 1/15/19	1,000,000	1,011,913
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	2,000,000	2,052,500
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.125%, 5/11/15 (e)	2,000,000	2,049,278
2.50%, 3/15/16 (e)	5,000,000	5,124,885
3.75%, 5/11/17 (e)	3,000,000	3,184,401
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	2,750,000	2,798,125
Pernod Ricard SA:
2.95%, 1/15/17 (e)	5,000,000	5,181,740
4.25%, 7/15/22 (e)	2,000,000	2,054,124
Perrigo Co. plc, 1.30%, 11/8/16 (e)	1,000,000	997,961
Pioneer Natural Resources Co., 5.875%, 7/15/16	14,450,000	15,939,101
Plains Exploration & Production Co., 8.625%, 10/15/19	2,500,000	2,715,625
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,729,000	1,893,255
Prudential Covered Trust, 2.997%, 9/30/15 (e)	1,700,000	1,745,026
Quicksilver Resources, Inc., 7.125%, 4/1/16	3,000,000	2,797,500
Regions Bank, 7.50%, 5/15/18	3,800,000	4,484,722
Regions Financial Corp., 5.75%, 6/15/15	7,750,000	8,173,476
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
8.50%, 5/15/18	4,500,000	4,719,375
9.00%, 4/15/19	1,100,000	1,177,000
Rio Tinto Finance USA plc:
1.073%, 6/17/16 (r)	5,000,000	5,043,040
2.00%, 3/22/17	3,500,000	3,568,166

18 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Royal Bank of Canada, 1.20%, 9/19/18	$16,910,000	$16,791,664
Ryder System, Inc., 3.15%, 3/2/15	4,000,000	4,086,140
Saber Management LLC VRDN, 0.55%, 8/1/56 (r)†	7,625,000	7,625,000
SABMiller Holdings, Inc., 2.45%, 1/15/17 (e)	22,000,000	22,622,798
SandRidge Energy, Inc., 7.50%, 3/15/21	900,000	960,750
SBA Tower Trust, 2.24%, 4/15/43 (e)	12,000,000	11,769,912
Shell International Finance BV, 1.90%, 8/10/18	4,700,000	4,703,572
Sherwin-Williams Co., 1.35%, 12/15/17	2,000,000	1,969,404
Simon Property Group LP:
5.25%, 12/1/16	2,000,000	2,201,216
2.80%, 1/30/17	5,000,000	5,211,480
Sinclair Television Group, Inc., 8.375%, 10/15/18	1,000,000	1,072,500
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	14,710,000	15,592,600
9.00%, 5/1/18 (e)	8,000,000	8,160,000
St. Jude Medical, Inc., 2.50%, 1/15/16	920,000	943,829
SunTrust Bank, 0.526%, 8/24/15 (r)	5,175,000	5,160,267
SunTrust Banks, Inc., 3.50%, 1/20/17	2,500,000	2,639,330
SUPERVALU, Inc.:
8.00%, 5/1/16	1,750,000	1,929,375
6.75%, 6/1/21	4,000,000	4,055,000
Symantec Corp.:
2.75%, 9/15/15	2,710,000	2,781,259
2.75%, 6/15/17	5,000,000	5,138,880
Telefonica Emisiones SAU:
3.992%, 2/16/16	5,270,000	5,526,106
3.192%, 4/27/18	3,000,000	3,072,573
The Hartford Financial Services Group, Inc., 4.00%, 10/15/17	5,000,000	5,373,330
Thermo Fisher Scientific, Inc.:
1.30%, 2/1/17	2,000,000	1,987,900
2.40%, 2/1/19	1,000,000	995,818
Time Warner Cable, Inc., 6.75%, 7/1/18	3,000,000	3,516,675
Time Warner, Inc., 4.00%, 1/15/22	3,000,000	3,106,602
Total Capital International SA, 1.55%, 6/28/17	3,000,000	3,029,502
Toyota Motor Credit Corp., 2.05%, 1/12/17	7,600,000	7,801,195
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,030,012
United Airlines, Inc., 6.75%, 9/15/15 (e)	5,871,000	5,988,420
United Rentals North America, Inc., 9.25%, 12/15/19	3,000,000	3,316,500
UnitedHealth Group, Inc., 1.875%, 11/15/16	2,000,000	2,045,076
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	30,979,000	31,878,289
US Foods, Inc., 8.50%, 6/30/19	3,000,000	3,246,000
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	2,000,000	2,119,558
2.70%, 4/1/20	3,000,000	2,920,125
Verizon Communications, Inc.:
1.25%, 11/3/14	2,500,000	2,511,680
2.00%, 11/1/16	10,000,000	10,230,640
3.65%, 9/14/18	4,250,000	4,524,261
4.50%, 9/15/20	4,500,000	4,887,194
5.15%, 9/15/23	5,000,000	5,471,595

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Viacom, Inc.:
2.50%, 12/15/16	$2,000,000	$2,072,640
2.20%, 4/1/19	3,000,000	2,974,458
Virgin Media Finance plc, 4.875%, 2/15/22	1,000,000	900,000
Volkswagen International Finance NV:
1.125%, 11/18/16 (e)	2,000,000	1,999,734
2.125%, 11/20/18 (e)	1,000,000	999,704
Wachovia Bank NA, 0.563%, 3/15/16 (r)	6,200,000	6,189,293
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	13,090,000	12,582,762
WellPoint, Inc.:
1.25%, 9/10/15	1,000,000	1,006,697
1.875%, 1/15/18	2,000,000	1,985,024
Xerox Corp.:
4.25%, 2/15/15	2,750,000	2,833,454
2.95%, 3/15/17	3,000,000	3,118,974
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (e)	10,402,000	10,501,745
2.05%, 10/23/15 (e)	4,000,000	4,045,976
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,400,187
Zimmer Holdings, Inc., 1.40%, 11/30/14	4,000,000	4,018,872
Zoetis, Inc., 1.875%, 2/1/18	2,750,000	2,731,184

Total Corporate Bonds (Cost $1,370,688,232)		1,397,943,735

FLOATING RATE LOANS(d)- 0.3%
BJ’s Wholesale Club, Inc., 4.50%, 9/26/19 (r)	2,319,473	2,326,129
Quicksilver Resources, Inc., 7.00%, 6/21/19 (r)	1,500,000	1,492,500
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	1,472,877	1,474,027

Total Floating Rate Loans (Cost $5,212,479)		5,292,656

MUNICIPAL OBLIGATIONS - 1.0%
City of Old Town Maine Solid Waste Disposal Revenue
VRDN, 0.32%, 12/1/24 (r)†	7,000,000	7,000,000
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	1,725,000	1,640,803
4.704%, 5/1/16	2,000,000	1,734,740
Jefferson Parish Louisiana Industrial Development Board, Inc.
Revenue VRDN, 0.40%, 6/1/24 (r)†	1,100,000	1,100,000
New York State MMC Corp. Revenue VRDN, 0.40%, 11/1/35 (r)†	6,000,000	6,000,000
Puerto Rico Commonwealth GO Bonds, 8.00%, 7/1/35	1,000,000	933,960

Total Municipal Obligations (Cost $18,483,192)		18,409,503

SOVEREIGN GOVERNMENT BONDS - 1.2%
Province of Ontario Canada, 1.65%, 9/27/19	22,245,000	21,557,185
Kommunalbanken AS, 0.75%, 11/21/16 (e)	1,000,000	988,310

Total Sovereign Government Bonds (Cost $23,307,018)		22,545,495

20 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
TIME DEPOSIT - 2.1%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 4/1/14	$38,545,724	$38,545,724

Total Time Deposit (Cost $38,545,724)		38,545,724

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.2%
COP I LLC, 3.613%, 12/5/21	2,086,770	2,238,216

Total U.S. Government Agencies and Instrumentalities
(Cost $2,086,770)		2,238,216

U.S. TREASURY OBLIGATIONS - 3.5%
United States Treasury Notes:
0.75%, 3/15/17	33,765,000	33,638,381
1.625%, 3/31/19	17,720,000	17,623,089
2.25%, 3/31/21	12,160,000	12,099,200

Total U.S. Treasury Obligations (Cost $63,453,534)		63,360,670

TOTAL INVESTMENTS (Cost $1,809,621,042) - 101.2%		1,836,273,146
Other assets and liabilities, net - (1.2%)		(21,111,603)
NET ASSETS - 100%		$1,815,161,543

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 66,553,848 shares outstanding		$1,061,261,120
Class C: 13,085,937 shares outstanding		208,996,768
Class I: 11,861,017 shares outstanding		193,374,471
Class Y: 19,614,610 shares outstanding		327,347,988
Undistributed net investment income		108,494
Accumulated net realized gain (loss)		(2,814,321)
Net unrealized appreciation (depreciation)		26,887,023

NET ASSETS		$1,815,161,543

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,085,647,976)		$16.31
Class C (based on net assets of $212,651,807)		$16.25
Class I (based on net assets of $194,428,834)		$16.39
Class Y (based on net assets of $322,432,926)		$16.44

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	784	6/14	$172,137,000	$29,328
5 Year U.S. Treasury Notes	286	6/14	34,020,594	160,083
10 Year U.S. Treasury Notes	104	6/14	12,844,000	45,508
Total Sold				$234,919

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end.  Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:

LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Notes

See notes to financial statements.

22 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$27,442,876
Total investment income	27,442,876

Expenses:
Investment advisory fee	3,028,550
Administrative fees	2,534,877
Transfer agency fees and expenses	1,485,756
Distribution Plan expenses:
Class A	1,387,427
Class C	1,106,979
Trustees’ fees and expenses	87,987
Custodian fees	73,597
Registration fees	31,471
Reports to shareholders	147,833
Professional fees	48,082
Accounting fees	106,660
Miscellaneous	76,154
Total expenses	10,115,373
Reimbursement from Advisor:
Class A	(472,635)
Net expenses	9,642,738

NET INVESTMENT INCOME	17,800,138

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,423,947
Futures	(1,054,951)
1,368,996

Change in unrealized appreciation (depreciation) on:
Investments	1,527,127
Futures	1,230,567
2,757,694

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,126,690

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,926,828

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$17,800,138	$35,015,227
Net realized gain (loss)	1,368,996	(3,129,567)
Change in unrealized appreciation (depreciation)	2,757,694	(12,128,100)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	21,926,828	19,757,560

Distributions to shareholders from:
Net investment income:
Class A shares	(10,608,861)	(23,749,276)
Class C shares	(1,316,404)	(3,038,204)
Class I shares	(2,188,887)	(2,763,958)
Class Y shares	(3,653,518)	(7,275,224)
Net realized gain:
Class A shares	—	(1,070,448)
Class C shares	—	(216,761)
Class I shares	—	(80,246)
Class Y shares	—	(266,366)
Total distributions	(17,767,671)	(38,460,483)

Capital share transactions:
Shares sold:
Class A shares	117,876,524	318,076,575
Class C shares	14,763,178	36,751,129
Class I shares	49,503,964	101,716,681
Class Y shares	66,175,933	141,686,543
Reinvestment of distributions:
Class A shares	9,378,899	21,493,458
Class C shares	853,644	1,995,114
Class I shares	1,777,500	2,350,992
Class Y shares	2,285,024	4,285,083
Redemption fees:
Class A shares	11,703	35,949
Class C shares	1,047	1,970
Class I shares	—	9
Class Y shares	3,969	20,183
Shares redeemed:
Class A shares	(189,679,759)	(461,585,134)
Class C shares	(31,840,097)	(66,890,397)
Class I shares	(14,755,332)	(46,025,929)
Class Y shares	(76,344,627)	(117,423,436)
Total capital share transactions	(49,988,430)	(63,511,210)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,829,272)	(82,214,133)

See notes to financial statements.

24 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - CONT’D
	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2014	2012
Beginning of period	$1,860,990,815	$1,943,204,948
End of period (including undistributed net investment
income of $108,494 and $76,026, respectively)	$1,815,161,543	$1,860,990,815

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	7,221,198	19,328,435
Class C shares	907,485	2,240,047
Class I shares	3,015,777	6,173,255
Class Y shares	4,022,799	8,556,625
Reinvestment of distributions:
Class A shares	574,797	1,309,745
Class C shares	52,508	122,030
Class I shares	108,428	142,805
Class Y shares	138,979	259,236
Shares redeemed:
Class A shares	(11,620,618)	(28,125,985)
Class C shares	(1,958,605)	(4,090,204)
Class I shares	(898,449)	(2,791,904)
Class Y shares	(4,642,689)	(7,095,763)
Total capital share activity	(3,078,390)	(3,971,678)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure

26 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

28 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$169,889,972	—	$169,889,972
Collateralized mortgage-backed
obligations	—	13,374,740	—	13,374,740
Commercial mortgage-backed
securities	—	104,672,435	—	104,672,435
Corporate bonds	—	1,397,943,735	**	1,397,943,735
Municipal obligations	—	18,409,503	—	18,409,503
U.S. government obligations	—	66,587,196	—	66,587,196
Other debt obligations	—	65,395,565	—	65,395,565
TOTAL	—	$1,836,273,146	**	$1,836,273,146
Other financial instruments***	$234,919	—	—	$234,919

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Level 3 securities represents 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is

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closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.

During the period, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 56 contracts and $2,215,488 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 22.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $509,975 was payable at period end. In addition, $150,015 was payable at period end for operating expenses paid by the Advisor during March 2014.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $31,478 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, C, and Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $424,418 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund

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to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $413,933 was payable at period end.

CID received $31,477 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $55,450 for the six months ended March 31, 2014. Under the terms of the agreement, $9,133 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $772,713,914 and $808,649,933, respectively. U.S. government security purchases and sales were $690,123,600 and $670,762,634, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2014, such purchase and sales transactions were $98,991,686 and $104,920,000, respectively.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$36,828,648
Unrealized (depreciation)	(10,619,389)
Net unrealized appreciation/(depreciation)	$26,209,259

Federal income tax cost of investments	$1,810,063,887

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commit-

32 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

ment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2014. For the period ended March 31, 2014 borrowings by the Fund under the agreement were as follows:

	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
AVERAGE DAILY BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$77,010	1.34%	$10,434,846	March 2014

NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $10,161,859 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014	2013 (z)	2012
Net asset value, beginning	$16.28	$16.43	$16.06
Income from investment operations:
Net investment income	.16	.30	.35
Net realized and unrealized gain (loss)	.03	(.12)	.65
Total from investment operations	.19	.18	1.00
Distributions from:
Net investment income	(.16)	(.32)	(.38)
Net realized gain	—	(.01)	(.25)
Total distributions	(.16)	(.33)	(.63)
Total increase (decrease) in net asset value	.03	(.15)	.37
Net asset value, ending	$16.31	$16.28	$16.43

Total return*	1.15%	1.12%	6.41%
Ratios to average net assets: A
Net investment income	1.91% (a)	1.84%	2.18%
Total expenses	1.17% (a)	1.12%	1.22%
Expenses before offsets	1.08% (a)	1.08%	1.08%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	82%	166%	187%
Net assets, ending (in thousands)	$1,085,648	$1,145,473	$1,279,265

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.64	$16.48	$15.70
Income from investment operations:
Net investment income	.33	.42	.52
Net realized and unrealized gain (loss)	(.40)	.37	.88
Total from investment operations	(.07)	.79	1.40
Distributions from:
Net investment income	(.39)	(.40)	(.49)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.51)	(.63)	(.62)
Total increase (decrease) in net asset value	(.58)	.16	.78
Net asset value, ending	$16.06	$16.64	$16.48

Total return*	(.46%)	4.90%	9.27%
Ratios to average net assets: A
Net investment income	2.02%	2.53%	3.34%
Total expenses	1.15%	1.14%	1.19%
Expenses before offsets	1.08%	1.08%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$1,686,575	$2,002,449	$1,758,619

See notes to financial highlights.

34 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014	2013 (z)	2012
Net asset value, beginning	$16.21	$16.37	$15.99
Income from investment operations:
Net investment income	.10	.19	.22
Net realized and unrealized gain (loss)	.04	(.14)	.66
Total from investment operations	.14	.05	.88
Distributions from:
Net investment income	(.10)	(.20)	(.25)
Net realized gain	—	(.01)	(.25)
Total distributions	(.10)	(.21)	(.50)
Total increase (decrease) in net asset value	.04	(.16)	.38
Net asset value, ending	$16.25	$16.21	$16.37

Total return*	.85%	.34%	5.65%
Ratios to average net assets: A
Net investment income	1.19% (a)	1.14%	1.40%
Total expenses	1.80% (a)	1.78%	1.86%
Expenses before offsets	1.80% (a)	1.78%	1.86%
Net expenses	1.80% (a)	1.78%	1.86%
Portfolio turnover	82%	166%	187%
Net assets, ending (in thousands)	$212,652	$228,366	$258,843

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.58	$16.41	$15.64
Income from investment operations:
Net investment income	.21	.29	.39
Net realized and unrealized gain (loss)	(.41)	.38	.88
Total from investment operations	(.20)	.67	1.27
Distributions from:
Net investment income	(.27)	(.27)	(.37)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.39)	(.50)	(.50)
Total increase (decrease) in net asset value	(.59)	.17	.77
Net asset value, ending	$15.99	$16.58	$16.41

Total return*	(1.25%)	4.18%	8.37%
Ratios to average net assets: A
Net investment income	1.30%	1.79%	2.51%
Total expenses	1.79%	1.80%	1.86%
Expenses before offsets	1.79%	1.80%	1.86%
Net expenses	1.79%	1.80%	1.85%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$311,299	$337,866	$219,342

See notes to financial highlights.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014	2013 (z)	2012
Net asset value, beginning	$16.35	$16.51	$16.12
Income from investment operations:
Net investment income	.20	.39	.44
Net realized and unrealized gain (loss)	.04	(.13)	.66
Total from investment operations	.24	.26	1.10
Distributions from:
Net investment income	(.20)	(.41)	(.46)
Net realized gain	—	(.01)	(.25)
Total distributions	(.20)	(.42)	(.71)
Total increase (decrease) in net asset value	.04	(.16)	.39
Net asset value, ending	$16.39	$16.35	$16.51

Total return*	1.48%	1.64%	7.05%
Ratios to average net assets: A
Net investment income	2.51% (a)	2.44%	2.72%
Total expenses	.50% (a)	.49%	.55%
Expenses before offsets	.50% (a)	.49%	.55%
Net expenses	.50% (a)	.49%	.55%
Portfolio turnover	82%	166%	187%
Net assets, ending (in thousands)	$194,429	$157,557	$100,874

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.71	$16.53	$15.74
Income from investment operations:
Net investment income	.43	.50	.57
Net realized and unrealized gain (loss)	(.42)	.39	.89
Total from investment operations	.01	.89	1.46
Distributions from:
Net investment income	(.48)	(.48)	(.54)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.60)	(.71)	(.67)
Total increase (decrease) in net asset value	(.59)	.18	.79
Net asset value, ending	$16.12	$16.71	$16.53

Total return*	.05%	5.53%	9.68%
Ratios to average net assets: A
Net investment income	2.57%	3.07%	3.39%
Total expenses	.49%	.51%	.62%
Expenses before offsets	.49%	.51%	.62%
Net expenses	.49%	.51%	.61%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$85,310	$59,348	$28,045

See notes to financial highlights.

36 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014	2013 (z)	2012
Net asset value, beginning	$16.40	$16.56	$16.18
Income from investment operations:
Net investment income	.18	.36	.40
Net realized and unrealized gain (loss)	.04	(.13)	.66
Total from investment operations	.22	.23	1.06
Distributions from:
Net investment income	(.18)	(.38)	(.43)
Net realized gain	—	(.01)	(.25)
Total distributions	(.18)	(.39)	(.68)
Total increase (decrease) in net asset value	.04	(.16)	.38
Net asset value, ending	$16.44	$16.40	$16.56

Total return*	1.37%	1.41%	6.77%
Ratios to average net assets: A
Net investment income	2.25% (a)	2.19%	2.48%
Total expenses	.75% (a)	.73%	.81%
Expenses before offsets	.75% (a)	.73%	.81%
Net expenses	.75% (a)	.73%	.81%
Portfolio turnover	82%	166%	187%
Net assets, ending (in thousands)	$322,433	$329,595	$304,223

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011 (z)	2010	2009 (z)
Net asset value, beginning	$16.79	$16.59	$15.80
Income from investment operations:
Net investment income	.40	.43	.50
Net realized and unrealized gain (loss)	(.43)	.42	.92
Total from investment operations	(.03)	.85	1.42
Distributions from:
Net investment income	(.46)	(.42)	(.50)
Net realized gain	(.12)	(.23)	(.13)
Total distributions	(.58)	(.65)	(.63)
Total increase (decrease) in net asset value	(.61)	.20	.79
Net asset value, ending	$16.18	$16.79	$16.59

Total return*	(.20%)	5.24%	9.35%
Ratios to average net assets: A
Net investment income	2.38%	2.72%	3.14%
Total expenses	.79%	.80%	.88%
Expenses before offsets	.79%	.80%	.88%
Net expenses	.79%	.80%	.87%
Portfolio turnover	263%	226%	359%
Net assets, ending (in thousands)	$455,764	$1,062,397	$149,126

See notes to financial highlights.

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 37

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

38 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

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and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

40 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous

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year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2013. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information

42 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

The U.S. economy has labored slowly and steadily to recover from the 2008 global financial crisis. Since the 2009 trough of the Great Recession, the growth rate has been sub-par, such that many still speak of the economy as being in recovery. That said, the United States has generally fared better than other major economies. For example, U.S. banks are in much better condition than most of their overseas counterparts.

But we’ve seen the same pattern every year since the crisis--just as economic momentum seems to gather force, events conspire to de-rail it. The eurozone crisis, which intensified in waves before appearing to peak in the summer of 2012. Political dysfunction in the United States, which led to self-imposed fiscal austerity and midnight-hour budget deals to avoid temporary defaults on Treasury financial obligations. All of these events raised uncertainty and kept a lid on investor and consumer confidence, creating a drag on U.S. economic output.

The pattern was finally broken in 2013. While the markets faced a heavy drag on U.S. growth from the “fiscal cliff,” hope increased in the markets—and at the Federal Reserve—as the year progressed that the U.S. economy would slowly but surely escape the drag and start growing at a sustainably moderate clip.

Six-Month Performance Solid Overall

This improved market sentiment resulted in strong performance by riskier asset classes such as U.S. equities, investment-grade corporate bonds, and high-yield

Integration of Environmental, Social, and Governance Factors in Credit Analysis

Our fixed-income portfolio managers seek to add alpha through an active management style that emphasizes duration management, yield-curve positioning, sector allocation, and security selection. Our team of credit analysts examines the financial condition of corporate bond issuers as well as the structure, terms, and covenants of specific bond issues.

From a fundamental research standpoint, the credit analysts collaborate closely with Calvert’s sustainability research department analysts to evaluate a bond issuer’s environmental, social, and governance (ESG) risk factors. We believe this robust, integrated approach helps us both mitigate risk and identify attractive sectors and securities within the fixed-income markets.

4 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

bonds during the fourth quarter of 2013. However, geopolitical and economic uncertainty pushed investors toward safer-haven bond markets in the first quarter of 2014. In fact, long-maturity U.S. Treasury bonds returned 7.10% during the first three months of 2014, far outpacing the 1.81% return for the S&P 500 Index.

Throughout the period, the unemployment rate fell from 7.2% to 6.7%. Total payrolls grew at a reasonable average monthly pace of 188,000, while labor force participation rate held steady at 63.2%—nearly the lowest since 1978. The Consumer Price Index, a proxy for the Fed’s benchmark inflation measure, increased at a modest 1.5% annual rate. After evaluating the economic data and financial market conditions, the Fed announced a gradual tapering of government bond purchases (quantitative easing) in December. Then in March, it dropped the unemployment and forecast inflation rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation.

While hopes for stronger economic growth were realized in the third quarter of 2013, when the U.S. economy expanded at an above-trend 4.1% annualized pace,1 it seems to have decelerated to under 2% in early 2014. This deceleration was expected—as is a spring rebound—as a notably cold and stormy winter for the eastern and mid-western continental United States curbed economic activity and made it difficult to discern the underlying growth trend.

Flat Returns Belie Notable Shift in the Yield Curve

After falling in October, bond yields rose through the end of 2013. They declined again in January and February before stabilizing in March. As a result, the yield for the 10-year Treasury note ended only slightly higher than where it started. Since

CALVERT LONG-TERM
INCOME FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	6.88%	1.00%

Barclays Long
U.S. Credit
Index	7.94%	1.07%

Lipper
BBB-Rated
Corporate
Debt Funds
Average	4.17%	1.32%

	30 DAYS ENDED
SEC YIELD	9/30/13	3/31/14
Class A	3.35%	3.23%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	84.6%
Financial Institutions	16.8%
Industrial	62.8%
Utility	5.0%
Government Related	1.4%
Local Authority	1.4%
Municipal	0.3%
Government Public Service	0.2%
Utility	0.1%
Short-Term Investments	2.3%
Treasury	11.4%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

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quantitative easing was already built into market expectations, attention shifted to when the Fed will start hiking its target interest rate. Current market expectations are for Fed rate hikes to begin in mid-2015.

While long-term interest rates were fairly stable over the reporting period, changing perceptions of the Fed policy path on interest-rate hikes began to re-shape the yield curve. During this re-shaping, yields in the three- to seven-year range rose approximately 0.30 percentage points.2 These so-called “short-intermediate” matu-

CALVERT LONG-TERM
INCOME FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A	(WITH MAX. LOAD)
One year	-2.77%
Five year	8.58%
Since inception (12/31/2004)	7.46%

rity bonds are the most sensitive to such a change in Fed policy expectations. But overall, U.S. investment- and below-investment grade corporate and municipal bonds outperformed Treasuries3 over the six-month period.

The 10-year Treasury note yield edged up to 2.73% over the period. Money market yields remained low, pinned down by the Fed’s near-zero interest rate policy, which is expected to persist well into 2015. However, the 30-year Treasury bond yield declined slightly.

Outlook

Looking ahead, we expect the economy to expand at a moderate pace. With U.S. budget and debt ceiling deals complete, there should be little fiscal policy turbulence during an election year. For 2014 as a whole, we think the inflation-adjusted GDP growth rate could reach the long-term average of about 3%. Assuming growth continues at a moderate pace, with below-target inflation and a still-soft labor market, we expect the Fed to finish quantitative easing by the end of October. After that, the Fed will slowly start to implement its three-part “exit strategy” that will include policy target rate hikes. We expect the first rate hike no earlier than the spring of 2015.

The fixed-income market will periodically challenge the Fed on the expected timing of rate hikes, witnessed mainly through fluctuating yields on bonds in the short-intermediate maturity range. In our view, long-term interest rates are likely to remain elevated compared to recent-year lows, yet will remain quite low by historical standards. With improving flows to bond funds, and interest rates remaining pinned near zero percent, we are cautiously optimistic on the bond market outlook for the balance of 2014.

Calvert Investment Management, Inc.
May 2014

1. Data sources for economic data: Bureau of Labor Statistics and Bureau of Economic Analysis.

2. Data sources for yield and yield changes: Federal Reserve.

3. Per total returns for selected Barclays bond indices.

6 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
Actual	$1,000.00	$1,068.77	$6.42
Hypothetical	$1,000.00	$1,018.72	$6.27
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

SCHEDULE OF INVESTMENTS
MARCH 31, 2014

	PRINCIPAL
CORPORATE BONDS - 84.0%	AMOUNT	VALUE
21st Century Fox America, Inc., 5.40%, 10/1/43	$1,000,000	$1,076,573
AbbVie, Inc., 4.40%, 11/6/42	500,000	489,144
Aetna, Inc., 4.50%, 5/15/42	500,000	491,664
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	—
America Movil SAB de CV, 4.375%, 7/16/42	500,000	442,170
American International Group, Inc., 4.875%, 6/1/22	1,000,000	1,095,022
American Tower Corp., 4.70%, 3/15/22	500,000	522,432
Amgen, Inc., 5.15%, 11/15/41	1,000,000	1,030,217
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	750,000	668,616
Apache Corp., 4.75%, 4/15/43	500,000	502,639
Apple, Inc., 3.85%, 5/4/43	250,000	221,700
AT&T, Inc., 5.55%, 8/15/41	1,250,000	1,312,264
Bank of America Corp., 4.125%, 1/22/24	900,000	910,142
Barrick North America Finance LLC, 5.75%, 5/1/43	500,000	487,161
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	1,000,000	976,906
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	1,000,000	1,105,000
Cemex SAB de CV, 5.234%, 9/30/15 (e)(r)	1,000,000	1,032,750
CenturyLink, Inc.:
6.45%, 6/15/21	250,000	268,750
7.65%, 3/15/42	500,000	471,875
Citigroup, Inc., 5.50%, 9/13/25	800,000	852,158
Comcast Corp., 4.65%, 7/15/42	500,000	498,714
ConAgra Foods, Inc., 4.65%, 1/25/43	500,000	481,824
COX Communications, Inc., 4.70%, 12/15/42 (e)	500,000	445,458
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	900,000	975,861
Cummins, Inc., 4.875%, 10/1/43	300,000	321,878
CVS Pass-Through Trust, 6.036%, 12/10/28	296,061	332,537
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	500,000	502,948
Devon Energy Corp., 4.75%, 5/15/42	500,000	495,678
Discover Bank, 7.00%, 4/15/20	500,000	589,918
Dow Chemical Co., 4.375%, 11/15/42	400,000	369,233
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	988,349
Duke Energy Progress, Inc., 4.10%, 5/15/42	1,000,000	958,680
Eaton Corp.:
4.00%, 11/2/32	500,000	483,660
4.15%, 11/2/42	500,000	466,962
Ecolab, Inc., 5.50%, 12/8/41	1,000,000	1,138,986
Enterprise Products Operating LLC:
4.85%, 8/15/42	500,000	495,704
4.85%, 3/15/44	500,000	498,728
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	200,000	226,500
Ford Motor Co., 4.75%, 1/15/43	700,000	676,917
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	300,000	345,190
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43	500,000	491,686
General Electric Capital Corp., 5.875%, 1/14/38	500,000	589,453

10 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	$600,000	$635,398
General Electric Co., 4.50%, 3/11/44	1,000,000	1,015,513
Gilead Sciences, Inc.:
5.65%, 12/1/41	1,000,000	1,145,489
4.80%, 4/1/44	500,000	514,702
Goldman Sachs Group, Inc., 4.00%, 3/3/24	1,100,000	1,095,124
Heineken NV, 4.00%, 10/1/42 (e)	1,000,000	897,056
Hercules Offshore, Inc.:
7.125%, 4/1/17 (e)	400,000	420,000
8.75%, 7/15/21 (e)	500,000	542,500
Home Depot, Inc., 4.875%, 2/15/44	500,000	531,544
Illinois Tool Works, Inc., 3.90%, 9/1/42	500,000	455,430
Intel Corp., 4.80%, 10/1/41	250,000	258,310
JPMorgan Chase & Co.:
3.20%, 1/25/23	750,000	727,251
3.875%, 2/1/24	500,000	504,486
Kinder Morgan Energy Partners LP, 3.45%, 2/15/23	500,000	476,586
Kraft Foods Group, Inc., 3.50%, 6/6/22	1,000,000	1,006,028
Kroger Co., 5.15%, 8/1/43	1,000,000	1,029,521
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	750,000	731,250
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	750,000	761,133
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	100,000	91,994
Lowe’s Co.’s, Inc., 3.875%, 9/15/23	500,000	515,268
LYB International Finance BV, 5.25%, 7/15/43	500,000	526,536
Macy’s Retail Holdings, Inc., 5.125%, 1/15/42	500,000	515,565
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	1,000,000	889,240
Methanex Corp., 5.25%, 3/1/22	1,000,000	1,082,798
MetLife, Inc., 4.875%, 11/13/43	500,000	519,113
Molson Coors Brewing Co., 5.00%, 5/1/42	1,000,000	1,043,906
Morgan Stanley, 5.00%, 11/24/25	1,100,000	1,131,812
National Oilwell Varco, Inc., 3.95%, 12/1/42	500,000	465,374
NBCUniversal Media LLC, 4.45%, 1/15/43	1,000,000	967,448
New Albertsons, Inc., 8.00%, 5/1/31	200,000	165,000
Newmont Mining Corp., 4.875%, 3/15/42	500,000	404,854
NII Capital Corp., 7.625%, 4/1/21	1,000,000	280,000
Noble Holding International Ltd., 5.25%, 3/15/42	1,000,000	979,013
Northrop Grumman Corp., 4.75%, 6/1/43	250,000	251,322
NYU Hospitals Center, 4.428%, 7/1/42	1,000,000	906,031
PacifiCorp, 4.10%, 2/1/42	400,000	382,312
Pernod Ricard SA, 5.50%, 1/15/42 (e)	500,000	543,944
Perrigo Co. plc, 5.30%, 11/15/43 (e)	500,000	526,326
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	780,000	797,194
4.95%, 1/15/42 (e)	500,000	523,545
Shell International Finance BV, 4.55%, 8/12/43	400,000	413,439
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	600,000	636,000
9.00%, 5/1/18 (e)	250,000	255,000
Standard Chartered plc, 3.95%, 1/11/23 (e)	800,000	764,194
Target Corp., 4.00%, 7/1/42	500,000	461,272

www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Time Warner Cable, Inc., 5.50%, 9/1/41	$300,000	$312,783
Time Warner, Inc.:
4.00%, 1/15/22	500,000	517,767
5.375%, 10/15/41	500,000	529,719
4.90%, 6/15/42	500,000	501,789
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	650,000	609,571
United Technologies Corp., 4.50%, 6/1/42	500,000	509,136
US Bancorp, 2.95%, 7/15/22	1,000,000	961,805
Verizon Communications, Inc.:
5.05%, 3/15/34	1,500,000	1,538,811
6.55%, 9/15/43	1,250,000	1,521,169
Viacom, Inc.:
4.50%, 2/27/42	500,000	455,860
5.25%, 4/1/44	250,000	255,436
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	600,000	576,750
Walgreen Co., 4.40%, 9/15/42	1,000,000	937,367
Wal-Mart Stores, Inc., 4.00%, 4/11/43	1,200,000	1,116,899
Williams Partners LP, 5.40%, 3/4/44	250,000	256,532
Xstrata Finance Canada Ltd., 3.60%, 1/15/17 (e)	125,000	130,182
Zoetis, Inc., 4.70%, 2/1/43	500,000	494,822

Total Corporate Bonds (Cost $66,505,903)		66,344,266

MUNICIPAL OBLIGATIONS - 1.6%
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	1,000,000	1,083,770
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	87,436
Orange County California PO Revenue Bonds, Zero Coupon, 9/1/14	95,000	94,781

Total Municipal Obligations (Cost $1,174,048)		1,265,987

U.S. TREASURY OBLIGATIONS - 11.3%
United States Treasury Bonds, 3.75%, 11/15/43	6,190,000	6,408,581
United States Treasury Notes:
1.625%, 3/31/19	1,700,000	1,690,703
2.75%, 2/15/24	850,000	851,860

Total U.S. Treasury Obligations (Cost $8,842,788)		8,951,144

TIME DEPOSIT - 2.2%
State Street Bank Time Deposit, 0.083%, 4/1/14	1,762,301	1,762,301

Total Time Deposit (Cost $1,762,301)		1,762,301

TOTAL INVESTMENTS (Cost $78,285,040) - 99.1%		78,323,698
Other assets and liabilities, net - 0.9%		683,324
NET ASSETS - 100%		$79,007,022

See notes to financial statements.

12 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
Ultra U.S. Treasury Bonds	101	6/14	$14,591,344	$97,053

Sold:
2 Year U.S. Treasury Notes	14	6/14	$3,073,875	($1,362)
5 Year U.S. Treasury Notes	20	6/14	2,379,063	16,188
10 Year U.S. Treasury Notes	243	6/14	30,010,500	219,915
Total Sold				$234,741

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments in securities, at value (Cost $78,285,040) -
see accompanying schedule	$78,323,698
Cash collateral at broker	79,469
Receivable for securities sold	6,295,706
Receivable for shares sold	308,634
Interest receivable	900,492
Other assets	23,819
Total assets	85,931,818

LIABILITIES
Payable for securities purchased	6,486,623
Payable for shares redeemed	149,238
Payable for futures variation margin	24,866
Payable to Calvert Investment Management, Inc.	30,299
Payable to Calvert Investment Administrative Services, Inc	18,688
Payable to Calvert Investment Services, Inc	894
Payable to Calvert Investment Distributors, Inc	16,989
Accrued expenses and other liabilities	197,199
Total liabilities	6,924,796

NET ASSETS	$79,007,022

NET ASSETS CONSIST OF:
Paid-in capital applicable to 4,712,946 shares of beneficial interest,
unlimited number of no par value shares authorized	$78,922,109
Undistributed net investment income	3,531
Accumulated net realized gain (loss)	(289,070)
Net unrealized appreciation (depreciation)	370,452

NET ASSETS	$79,007,022

NET ASSET VALUE PER SHARE	$16.76

See notes to financial statements.

14 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$2,165,581
Total investment income	2,165,581

Expenses:
Investment advisory fee	180,993
Administrative fees	124,432
Transfer agency fees and expenses	184,826
Distribution Plan expenses	113,120
Trustees’ fees and expenses	8,529
Custodian fees	19,137
Accounting fees	13,700
Registration fees	9,877
Reports to shareholders	27,230
Professional fees	13,955
Miscellaneous	17,270
Total expenses	713,069
Reimbursement from Advisor	(149,559)
Net expenses	563,510

NET INVESTMENT INCOME	1,602,071

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	363,974
Futures	557,266
921,240

Change in unrealized appreciation (depreciation) on:
Investments	2,973,970
Futures	123,917
3,097,887

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,019,127

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,621,198

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$1,602,071	$5,394,985
Net realized gain (loss)	921,240	2,345,391
Change in unrealized appreciation (depreciation)	3,097,887	(16,498,162)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,621,198	(8,757,786)

Distributions to shareholders from:
Net investment income	(1,603,502)	(5,416,574)
Net realized gain	(1,845,765)	(12,614,238)
Total distributions	(3,449,267)	(18,030,812)

Capital share transactions:
Shares sold	7,735,385	41,866,240
Reinvestment of distributions	3,274,898	16,385,977
Redemption fees	407	4,221
Shares redeemed	(47,154,891)	(135,970,628)
Total capital share transactions	(36,144,201)	(77,714,190)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,972,270)	(104,502,788)

NET ASSETS
Beginning of period	112,979,292	217,482,080
End of period (including undistributed net investment
income of $3,531 and $4,962, respectively)	$79,007,022	$112,979,292

CAPITAL SHARE ACTIVITY
Shares sold	471,681	2,378,419
Reinvestment of distributions	203,461	916,387
Shares redeemed	(2,887,089)	(7,880,315)
Total capital share activity	(2,211,947)	(4,585,509)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate debt	—	$66,344,266	**	$66,344,266
Municipal obligations	—	1,265,987	—	1,265,987
U.S. government obligations	—	8,951,144	—	8,951,144
Other debt obligations	—	1,762,301	—	1,762,301
TOTAL	—	$78,323,698	**	$78,323,698
Other financial instruments***	$331,794	—	—	$331,794

* For a complete listing of investments, please refer to the Schedule of Investments.

** Level 3 securities represent 0.0% of net assets.

*** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment

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objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Bond and Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 117 contracts and $3,564,068 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 13.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.25%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% of the average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the Fund’s average daily net assets of Class A.

CID received $3,097 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

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Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $5,857 for the six months ended March 31, 2014. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $43,408,743 and $75,662,989, respectively. U.S. government security purchases and sales were $80,707,330 and $79,331,840, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2014, such sales transactions were $1,105,855. The realized gain on the sales transactions was $276,449.

The Fund intends to elect to defer net capital losses of $852,822 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal period ending September 30, 2014.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,892,297
Unrealized (depreciation)	(1,936,589)
Net unrealized appreciation/(depreciation)	($44,292)

Federal income tax cost of investments	$78,367,990

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2014. For the six months ended March 31, 2014, borrowings by the Fund under the agreement were as follows:

	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
AVERAGE DAILY BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$92,723	1.35%	$1,958,968	November 2013

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NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $381,095 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.31	$18.89	$17.77
Income from investment operations:
Net investment income	.29	.54	.48
Net realized and unrealized gain (loss)	.80	(1.47)	1.77
Total from investment operations	1.09	(.93)	2.25
Distributions from:
Net investment income	(.30)	(.55)	(.50)
Net realized gain	(.34)	(1.10)	(.63)
Total distributions	(.64)	(1.65)	(1.13)
Total increase (decrease) in net asset value	.45	(2.58)	1.12
Net asset value, ending	$16.76	$16.31	$18.89

Total return*	6.88%	(5.42%)	13.28%
Ratios to average net assets: A
Net investment income	3.54% (a)	3.03%	2.70%
Total expenses	1.58% (a)	1.28%	1.28%
Expenses before offsets	1.25% (a)	1.25%	1.25%
Net expenses	1.25% (a)	1.25%	1.25%
Portfolio turnover	142%	272%	406%
Net assets, ending (in thousands)	$79,007	$112,979	$217,482

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011	2010^	2009^
Net asset value, beginning	$17.95^	$17.32^	$15.33^
Income from investment operations:
Net investment income	.58	.58	.54
Net realized and unrealized gain (loss)	.51^	1.50^	2.46^
Total from investment operations	1.09	2.08	3.00
Distributions from:
Net investment income	(.59)	(.57)	(.52)
Net realized gain	(.68)	(.88)	(.49)
Total distributions	(1.27)	(1.45)	(1.01)
Total increase (decrease) in net asset value	(.18)	.63	1.99
Net asset value, ending	$17.77	$17.95^	$17.32^

Total return*	6.45%^,^^	12.78%^	20.68%^
Ratios to average net assets: A
Net investment income	3.26%	3.47%	3.45%
Total expenses	1.32%	1.42%	1.46%
Expenses before offsets	1.25%	1.25%	1.27%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	498%	596%	781%
Net assets, ending (in thousands)	$173,700	$139,775^	$77,153^

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ The Financial Highlights for years ended 2009 and 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

^^ The total return was revised from the previously reported amount of 6.63%.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

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and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board

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of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-year period ended June 30, 2013, at the median of its peer group for the three-year period ended June 30, 2013 and above the median of its peer group for the five-year period ended June 30, 2013. The data also indicated that the Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2013, and outperformed its Lipper index for the five-year period ended June 30, 2013. The Board took into account management’s discussion of the Fund’s recent performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the

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overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Fund’s overall performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

The U.S. economy has labored slowly and steadily to recover from the 2008 global financial crisis. Since the 2009 trough of the Great Recession, the growth rate has been sub-par, such that many still speak of the economy as being in recovery. That said, the United States has generally fared better than other major economies. For example, U.S. banks are in much better condition than most of their overseas counterparts.

But we’ve seen the same pattern every year since the crisis--just as economic momentum seems to gather force, events conspire to de-rail it. The eurozone crisis, which intensified in waves before appearing to peak in the summer of 2012. Political dysfunction in the United States, which led to self-imposed fiscal austerity and midnight-hour budget deals to avoid temporary defaults on Treasury financial obligations. All of these events raised uncertainty and kept a lid on investor and consumer confidence, creating a drag on U.S. economic output.

The pattern was finally broken in 2013. While the markets faced a heavy drag on U.S. growth from the “fiscal cliff,” hope increased in the markets—and at the Federal Reserve—as the year progressed that the U.S. economy would slowly but surely escape the drag and start growing at a sustainably moderate clip.

Six-Month Performance Solid Overall

This improved market sentiment resulted in strong performance by riskier asset classes such as U.S. equities, investment-grade corporate bonds, and high-yield bonds during the fourth quarter of 2013.

Integration of Environmental, Social, and Governance Factors in Credit Analysis

Our fixed-income portfolio managers seek to add alpha through an active management style that emphasizes duration management, yield-curve positioning, sector allocation, and security selection. Our team of credit analysts examines the financial condition of corporate bond issuers as well as the structure, terms, and covenants of specific bond issues.

From a fundamental research standpoint, the credit analysts collaborate closely with Calvert’s sustainability research department analysts to evaluate a bond issuer’s environmental, social, and governance (ESG) risk factors. We believe this robust, integrated approach helps us both mitigate risk and identify attractive sectors and securities within the fixed-income markets.

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CALVERT ULTRA-SHORT
INCOME FUND
MARCH 31, 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	49.8%
Financial Institutions	18.9%
Industrial	30.4%
Utility	0.5%
Securitized	42.9%
Asset-Backed Securities	26.5%
Commercial Mortgage-
Backed Securities	16.2%
Covered	0.2%
Short-Term Investments	7.1%
Treasury	0.2%
Total	100%

CALVERT ULTRA-SHORT
INCOME FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	0.61%	0.82%
Class I**	0.68%	0.90%
Class Y	0.70%	1.04%
Barclays 9-12
Months Short
Treasury Index	0.09%	0.25%
Lipper Ultra-Short
Obligations
Funds Average	0.43%	0.45%

	30 DAYS ENDED
SEC YIELD	9/30/13	3/31/14
Class A	0.21%	0.61%
Class I	—	0.89%
Class Y	0.48%	0.73%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or deferred sales charge.

** Calvert Ultra Short Income Fund first offered Class I shares on January 31, 2014.  Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

However, geopolitical and economic uncertainty pushed investors toward safer-haven bond markets in the first quarter of 2014. In fact, long-maturity U.S. Treasury bonds returned 7.10% during the first three months of 2014, far outpacing the 1.81% return for the S&P 500 Index.

Throughout the period, the unemployment rate fell from 7.2% to 6.7%. Total payrolls grew at a reasonable average monthly pace of 188,000, while labor force participation rate held steady at 63.2%—nearly the lowest since 1978. The Consumer Price Index, a proxy for the Fed’s benchmark inflation measure, increased at a modest 1.5% annual rate. After evaluating the economic data and financial market conditions, the Fed announced a gradual tapering of government bond purchases (quantitative easing) in December. Then in March, it dropped the unemployment and forecast inflation rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation.

While hopes for stronger economic growth were realized in the third quarter of 2013, when the U.S. economy expanded at an above-trend 4.1% annualized pace,1 it seems to have decelerated to under 2% in early 2014. This deceleration was expected—as is a spring rebound—as a notably cold and stormy winter for the eastern and mid-western

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continental United States curbed economic activity and made it difficult to discern the underlying growth trend.

Flat Returns Belie Notable Shift in the Yield Curve

After falling in October, bond yields rose through the end of 2013. They declined again in January and February before stabilizing in March. As a result, the yield for the 10-year Treasury note ended only slightly higher than where it started. Since quantitative easing was already built into market expectations, attention shifted to when the Fed will start hiking its target interest rate. Current market expectations are for Fed rate hikes to begin in mid-2015.

While long-term interest rates were fairly stable over the reporting period, changing perceptions of the Fed policy path on interest-rate hikes began to re-shape the yield curve. During this re-shaping, yields in the three- to seven-year range rose approximately 0.30 percentage points.2 These so-called “short-intermediate” maturity bonds are the most sensitive to such a change in Fed policy expectations. But overall, U.S. investment- and below-investment grade corporate and municipal bonds outperformed Treasuries3 over the six-month period.

The 10-year Treasury note yield edged up to 2.73% over the period. Money market yields remained low, pinned down by the Fed’s near-zero interest rate policy, which is expected to persist well into 2015. However, the 30-year Treasury bond yield declined slightly.

Outlook

Looking ahead, we expect the economy to expand at a moderate pace. With U.S. budget and debt ceiling deals complete, there should be little fiscal policy turbulence during an election year. For 2014 as a whole, we think the inflation-adjusted GDP growth rate could reach the long-term average of about 3%. Assuming growth continues at a moderate pace, with below-target inflation and a still-soft labor market, we expect the Fed to finish quantitative easing by the end of October. After that, the Fed will slowly start to implement its three-part “exit strategy” that will include policy target rate hikes. We expect the first rate hike no earlier than the spring of 2015.

CALVERT ULTRA-SHORT
INCOME FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-0.46%
Five year	2.21%
Since inception (10/31/2006)	2.83%

CLASS I SHARES*
One year	0.90%
Five year	2.49%
Since inception (10/31/2006)	3.01%

CLASS Y SHARES**
One year	1.04%
Five year	2.65%
Since inception (10/31/2006)	3.12%

* Calvert Ultra Short Income Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

** Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.05%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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The fixed-income market will periodically challenge the Fed on the expected timing of rate hikes, witnessed mainly through fluctuating yields on bonds in the short-intermediate maturity range. In our view, long-term interest rates are likely to remain elevated compared to recent-year lows, yet will remain quite low by historical standards. With improving flows to bond funds, and interest rates remaining pinned near zero percent, we are cautiously optimistic on the bond market outlook for the balance of 2014.

Calvert Investment Management, Inc.
May 2014

1. Data sources for economic data: Bureau of Labor Statistics and Bureau of Economic Analysis.

2. Data sources for yield and yield changes: Federal Reserve.

3. Per total returns for selected Barclays bond indices.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,006.07	$3.95
Hypothetical	$1,000.00	$1,020.99	$3.98
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,006.85	$2.50
Hypothetical	$1,000.00	$1,022.44	$2.52
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,006.97	$3.12
Hypothetical	$1,000.00	$1,021.82	$3.14
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.79%, 0.50%, and 0.62%, for Class A, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2014

	PRINCIPAL
ASSET-BACKED SECURITIES - 25.3%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust:
1.89%, 7/15/16 (e)	$1,155,435	$1,158,361
1.64%, 11/15/16 (e)	1,245,419	1,248,484
1.32%, 2/15/17 (e)	6,285,115	6,294,361
1.14%, 3/12/18 (e)	7,463,051	7,465,111
1.45%, 4/16/18 (e)	5,896,553	5,920,705
2.78%, 9/17/18 (e)	3,770,000	3,794,192
2.84%, 5/15/19 (e)	3,080,000	3,143,266
AmeriCredit Automobile Receivables Trust, 2.19%, 2/8/16	888,223	889,769
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	910,378	914,051
Carfinance Capital Auto Trust, 1.75%, 11/15/17 (e)	4,792,108	4,805,210
CFC LLC:
1.65%, 7/17/17 (e)	2,705,007	2,714,640
1.46%, 12/17/18 (e)	6,000,000	6,000,000
Chesapeake Funding LLC:
1.756%, 11/7/23 (e)(r)	200,000	202,489
1.406%, 4/7/24 (e)(r)	1,507,962	1,522,009
1.156%, 1/7/25 (e)(r)	2,680,000	2,696,479
CPS Auto Receivables Trust:
2.82%, 4/16/18 (e)	420,975	426,001
1.54%, 7/16/18 (e)	3,183,371	3,196,254
1.31%, 6/15/20 (e)	376,397	375,684
CPS Auto Trust:
1.64%, 4/16/18 (e)	5,849,726	5,876,155
1.21%, 8/15/18 (e)	5,000,000	4,999,880
1.48%, 3/16/20 (e)	1,753,465	1,758,944
Credit Acceptance Auto Loan Trust:
2.61%, 3/15/19 (e)	828,504	832,357
2.20%, 9/16/19 (e)	5,036,000	5,064,589
1.52%, 3/16/20 (e)	900,000	904,796
DT Auto Owner Trust:
0.75%, 5/16/16 (e)	1,568,718	1,569,446
4.36%, 12/15/16 (e)	5,182,360	5,204,317
4.89%, 1/17/17 (e)	586,804	587,641
1.85%, 4/17/17 (e)	626,066	626,679
Exeter Automobile Receivables Trust:
2.02%, 8/15/16 (e)	2,269,726	2,274,307
3.18%, 3/15/17 (e)	930,000	939,809
1.30%, 6/15/17 (e)	1,113,407	1,115,321
1.29%, 10/16/17 (e)	5,721,153	5,729,786
1.49%, 11/15/17 (e)	8,242,239	8,273,675
1.29%, 5/15/18 (e)	4,818,298	4,824,389
First Investors Auto Owner Trust:
2.60%, 8/15/17 (e)	204,122	204,535
1.47%, 5/15/18 (e)	941,636	946,174
Flagship Credit Auto Trust:
3.32%, 10/16/17 (e)	1,594,141	1,621,120
1.32%, 4/16/18 (e)	4,780,264	4,782,668

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	PRINCIPAL
ASSET-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Flagship Credit Auto Trust, 1.94%, 1/15/19 (e)	$5,994,411	$6,032,823
Ford Credit Floorplan Master Owner Trust A, 2.09%, 9/15/16	500,000	502,737
GE Capital Credit Card Master Note Trust, 1.155%, 5/15/19 (r)	1,530,000	1,534,898
Harley-Davidson Motorcycle Trust, 1.99%, 1/15/16	569,990	570,825
HLSS Servicer Advance Receivables Backed Notes,
1.287%, 9/15/44 (e)	5,000,000	5,007,500
HLSS Servicer Advance Receivables Trust, 1.244%, 1/17/45 (e)	13,000,000	13,007,800
Invitation Homes 2013-SFR1 Trust, 1.305%, 12/17/30 (e)(r)	5,078,080	5,078,101
Navistar Financial Dealer Note Master Trust:
0.824%, 1/25/18 (e)(r)	2,360,000	2,360,394
0.836%, 9/25/18 (e)(r)	700,000	702,417
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	1,905,711	1,906,174
New Residential Advance Receivables Trust, 1.274%, 3/15/45 (e)	5,000,000	5,000,000
Santander Drive Auto Receivables Trust:
2.50%, 12/15/15	140,375	140,685
3.11%, 5/16/16	185,000	187,526
1.33%, 5/15/17	2,000,000	2,011,034
2.86%, 6/15/17 (e)	62,732	62,780
Sierra Receivables Funding Co. LLC:
5.31%, 11/20/25 (e)	2,017,962	2,029,317
2.84%, 11/20/28 (e)	6,143,076	6,279,741
3.58%, 11/20/28 (e)	1,365,128	1,400,810
1.59%, 11/20/29 (e)	2,674,882	2,685,159
2.39%, 11/20/29 (e)	298,957	301,482
2.07%, 3/20/30 (e)	2,000,000	1,994,524
2.42%, 3/20/30 (e)	2,000,000	1,994,750
Sierra Timeshare 2011-1, Receivables Funding LLC,
4.23%, 4/20/26 (e)	1,935,992	2,015,664
Sierra Timeshare 2012-3 Receivables Funding LLC,
2.66%, 8/20/29 (e)	4,127,822	4,180,732
Sierra Timeshare 2013-3 Receivables Funding LLC,
2.70%, 10/20/30 (e)	2,403,650	2,414,662
SLM Private Credit Student Loan Trust, 0.433%, 6/15/23 (r)	4,556,000	4,379,004
SLM Student Loan Trust, 1.305%, 1/15/26 (e)(r)	2,000,000	2,013,766
SNAAC Auto Receivables Trust:
3.11%, 6/15/17 (e)	2,900,000	2,915,123
1.14%, 7/16/18 (e)	1,144,505	1,146,741
Springleaf Funding Trust, 2.58%, 9/15/21 (e)	7,950,000	7,997,859
Triton Container Finance LLC, 4.21%, 5/14/27 (e)	13,127,917	13,167,655
United Auto Credit Securitization Trust:
1.87%, 9/15/15 (e)	3,200,000	3,207,187
2.90%, 12/15/17 (e)	2,600,000	2,615,987
US Residential Opportunity Fund Trust, 3.466%, 3/25/34 (e)(r)	1,300,000	1,304,459
Vericrest Opportunity Loan Transferee, 3.25%, 11/25/53 (e)(r)	1,700,000	1,700,000
VOLT XXI LLC, 3.625%, 11/25/53 (e)(r)	1,490,099	1,498,015
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (e)	2,052,509	2,054,358

Total Asset-Backed Securities (Cost $224,094,917)		224,306,343

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COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - 1.9%	AMOUNT	VALUE
CAM Mortgage Trust, 3.352%, 12/15/53 (e)(r)	$4,285,737	$4,289,757
Fannie Mae Connecticut Avenue Securities, 1.754%, 1/25/24 (r)	10,776,641	10,890,604
Structured Agency Credit Risk Debt Notes, 1.604%, 11/25/23 (r)	1,407,108	1,415,015

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $16,495,615)		16,595,376

COMMERCIAL MORTGAGE-BACKED SECURITIES - 15.6%
BAMLL Commercial Mortgage Securities Trust,
1.305%, 8/15/29 (e)(r)	8,025,000	8,030,056
BAMLL Commercial Mortgage Securities Trust 2013-DSNY,
1.655%, 9/15/26 (e)(r)	2,000,000	2,006,916
Boca Hotel Portfolio Trust, 1.305%, 8/15/26 (e)(r)	5,442,361	5,442,361
CGBAM Commercial Mortgage Trust, 1.315%, 5/15/30 (e)(r)	5,000,000	5,005,625
CGBAM Commercial Mortgage Trust 2013-BREH,
1.255%, 5/15/30 (e)(r)	3,000,000	3,004,725
COMM 2006-FL12 Mortgage Trust, 0.345%, 12/15/20 (e)(r)	6,304,428	6,267,515
COMM 2013-THL Mortgage Trust, 1.204%, 6/8/30 (e)(r)	2,000,000	2,001,274
COMM Mortgage Trust, 0.335%, 6/15/22 (e)(r)	3,002,760	2,976,636
Commercial Mortgage Pass Through Certificates,
1.755%, 6/8/30 (e)(r)	5,000,000	5,012,475
Credit Suisse Mortgage Capital Certificates:
0.325%, 10/15/21 (e)(r)	5,898,535	5,873,820
0.405%, 10/15/21 (e)(r)	549,712	541,912
0.335%, 4/15/22 (e)(r)	12,379,559	12,273,132
CSMC Trust:
1.455%, 2/15/29 (e)(r)	2,000,000	2,003,320
1.955%, 2/15/29 (e)(r)	1,000,000	1,001,651
2.405%, 2/15/29 (e)(r)	1,000,000	997,183
Del Coronado Trust, 0.955%, 3/15/26 (e)(r)	4,286,000	4,286,249
Extended Stay America Trust:
0.855%, 12/5/31 (e)(r)	5,000,000	5,003,220
0.955%, 12/5/31 (e)(r)	4,486,540	4,496,383
1.255%, 12/5/31 (e)(r)	5,000,000	4,992,570
GP Portfolio Trust, 2.104%, 2/15/27 (e)(r)	5,000,000	5,003,730
GS Mortgage Securities Corp. II:
1.004%, 11/8/29 (e)(r)	4,900,000	4,914,063
1.607%, 11/8/29 (e)(r)	4,630,000	4,635,797
Hilton USA Trust 2013-HLF:
1.156%, 11/5/30 (e)(r)	6,500,000	6,504,082
1.656%, 11/5/30 (e)(r)	3,000,000	3,003,768
JP Morgan Chase Commercial Mortgage Securities Corp.,
1.821%, 10/15/25 (e)(r)	3,690,000	3,703,948
JP Morgan Chase Commercial Mortgage Securities Trust:
1.655%, 7/17/26 (e)(r)	2,000,000	2,002,530
0.935%, 4/15/30 (e)(r)	2,870,000	2,850,246
1.305%, 4/15/30 (e)(r)	1,150,000	1,147,053
JP Morgan Chase Commercial Mortgage Securities Trust 2013-INN,
1.555%, 10/15/30 (e)(r)	9,200,000	9,205,888
Merrill Lynch Floating Trust:
Series 2008-A1, 0.692%, 7/9/21 (e)(r)	2,441,788	2,438,953
Series 2008-A2, 0.692%, 7/9/21 (e)(r)	450,000	447,775

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	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Morgan Stanley Capital I, Inc.:
0.255%, 10/15/20 (e)(r)	$203,512	$203,083
0.285%, 10/15/20 (e)(r)	440,000	436,702
ORES NPL LLC, 3.00%, 3/27/24 (e)	3,900,000	3,900,000
RREF 2013 LT1 LLC, 2.833%, 5/22/28 (e)	341,488	340,892
VFC LLC, 3.13%, 3/20/26 (e)	1,055,448	1,067,025
Wachovia Bank Commercial Mortgage Trust, 0.235%, 6/15/20 (e)(r)	2,977,082	2,950,157
Wells Fargo Commercial Mortgage Trust, 1.65%, 2/15/27 (e)(r)	3,000,000	3,000,000

Total Commercial Mortgage-Backed Securities (Cost $138,740,538)		138,972,715

CORPORATE BONDS - 51.4%
Ally Financial, Inc.:
6.75%, 12/1/14	2,618,000	2,712,902
8.30%, 2/12/15	5,000,000	5,287,500
America Movil SAB de CV, 1.234%, 9/12/16 (r)	7,500,000	7,583,610
American Express Co., 0.826%, 5/22/18 (r)	4,000,000	4,010,504
Anglo American Capital plc, 9.375%, 4/8/14 (e)	7,695,000	7,704,603
ArcelorMittal, 4.25%, 2/25/15	3,000,000	3,063,750
ArcelorMittal USA LLC, 6.50%, 4/15/14	6,000,000	6,009,432
AT&T, Inc.:
1.144%, 11/27/18 (r)	4,000,000	4,058,316
0.905%, 3/11/19 (r)	10,000,000	10,004,950
Bank of America Corp., 1.279%, 1/15/19 (r)	3,500,000	3,539,165
Bank of America NA, 0.533%, 6/15/17 (r)	16,000,000	15,739,776
BB&T Corp., 1.093%, 6/15/18 (r)	2,000,000	2,020,758
BP Capital Markets plc:
0.747%, 5/10/18 (r)	1,000,000	998,837
0.865%, 9/26/18 (r)	5,000,000	5,042,090
Branch Banking & Trust Co., 0.553%, 9/13/16 (r)	4,700,000	4,672,279
Bunge Ltd. Finance Corp., 5.35%, 4/15/14	5,997,000	6,005,636
Capital One Financial Corp., 0.876%, 11/6/15 (r)	5,000,000	5,015,375
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	5,000,000	5,163,750
4.989%, 10/15/18 (e)(r)	3,000,000	3,172,500
CenturyLink, Inc., 5.00%, 2/15/15	5,000,000	5,162,500
Chesapeake Energy Corp., 9.50%, 2/15/15	3,000,000	3,198,750
Cisco Systems, Inc., 0.733%, 3/1/19 (r)	1,000,000	1,004,342
CIT Group, Inc., 5.25%, 4/1/14 (e)	11,425,000	11,425,000
Citigroup, Inc.:
0.505%, 6/9/16 (r)	11,500,000	11,359,735
0.916%, 11/15/16 (r)	1,000,000	1,004,941
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,006,625
Cricket Communications, Inc., 7.75%, 10/15/20	10,265,000	11,732,895
Daimler Finance North America LLC:
1.875%, 9/15/14 (e)	1,500,000	1,509,054
0.842%, 1/9/15 (e)(r)	2,000,000	2,007,356
1.098%, 8/1/18 (e)(r)	3,000,000	3,031,926
Ecolab, Inc., 2.375%, 12/8/14	2,750,000	2,784,411
Everest Reinsurance Holdings, Inc., 5.40%, 10/15/14	6,685,000	6,843,013
Fairpoint Regional Utility System, Inc. VRDN, 1.05%, 3/1/24 (r)†	2,700,000	2,700,000
Fifth Third Bancorp, 0.655%, 12/20/16 (r)	4,000,000	3,964,276

14 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	$2,287,000	$2,407,068
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	750,000	765,292
4.207%, 4/15/16	750,000	794,852
1.487%, 5/9/16 (r)	7,000,000	7,116,984
3.984%, 6/15/16	1,500,000	1,589,368
1.018%, 1/17/17 (r)	3,000,000	3,016,551
1.064%, 3/12/19 (r)	5,000,000	5,000,065
Gannett Co., Inc., 7.125%, 9/1/18	402,000	423,105
General Electric Capital Corp.:
0.892%, 7/12/16 (r)	5,000,000	5,046,405
0.957%, 4/2/18 (r)	7,000,000	7,066,164
Gilead Sciences, Inc., 2.40%, 12/1/14	1,000,000	1,012,054
Glencore Funding LLC:
6.00%, 4/15/14 (e)	2,937,000	2,942,281
1.394%, 5/27/16 (e)(r)	5,000,000	5,006,550
1.599%, 1/15/19 (e)(r)	10,000,000	9,967,960
Goldman Sachs Group, Inc., 1.336%, 11/15/18 (r)	17,000,000	17,152,847
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	2,000,000	2,006,318
HCA, Inc., 8.50%, 4/15/19	1,325,000	1,385,950
Hercules Offshore, Inc., 7.125%, 4/1/17 (e)	2,500,000	2,625,000
Hewlett-Packard Co., 1.784%, 9/19/14 (r)	4,000,000	4,026,124
HSBC Bank plc, 0.876%, 5/15/18 (e)(r)	2,000,000	2,006,560
Interpublic Group of Cos, Inc., 6.25%, 11/15/14	8,000,000	8,250,000
John Deere Capital Corp., 1.25%, 12/2/14	1,500,000	1,509,578
JPMorgan Chase & Co., 1.139%, 1/25/18 (r)	5,000,000	5,056,415
JPMorgan Chase Bank, 0.563%, 6/13/16 (r)	4,000,000	3,979,504
Kansas City Southern de Mexico SA de CV, 0.935%, 10/28/16 (r)	7,000,000	7,035,623
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	1,026,911
Macquarie Bank Ltd., 1.024%, 3/24/17 (e)(r)	3,000,000	3,004,371
Masco Corp., 4.80%, 6/15/15	750,000	778,125
McKesson Corp., 0.635%, 9/10/15 (r)	3,000,000	3,003,039
Metropolitan Life Global Funding I, 0.769%, 7/15/16 (e)(r)	6,000,000	6,039,570
Morgan Stanley:
4.75%, 4/1/14	2,050,000	2,050,000
1.519%, 4/25/18 (r)	9,000,000	9,175,455
1.087%, 1/24/19 (r)	3,000,000	3,004,224
NBCUniversal Enterprise, Inc., 0.924%, 4/15/18 (e)(r)	2,000,000	2,011,744
Newmont Mining Corp., 1.25%, 7/15/14	5,000,000	5,006,250
Nissan Motor Acceptance Corp.:
0.935%, 9/26/16 (e)(r)	7,500,000	7,542,330
0.786%, 3/3/17 (e)(r)	3,000,000	3,005,226
NOVA Chemicals Corp., 8.625%, 11/1/19	6,647,000	7,195,378
NRG Energy, Inc., 8.50%, 6/15/19	1,000,000	1,053,750
Oracle Corp., 0.819%, 1/15/19 (r)	10,000,000	10,056,540
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	4,000,000	4,105,000
Penske Truck Leasing Co. LP / PTL Finance Corp.:
2.50%, 7/11/14 (e)	5,373,000	5,398,774
3.125%, 5/11/15 (e)	1,530,000	1,567,698
Prudential Financial, Inc., 1.016%, 8/15/18 (r)	1,000,000	1,001,311
QVC, Inc., 7.50%, 10/1/19 (e)	1,840,000	1,957,850
Qwest Corp., 7.50%, 10/1/14	1,540,000	1,589,999

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Regions Financial Corp., 7.75%, 11/10/14	$8,903,000	$9,277,629
Rio Tinto Finance USA plc, 1.073%, 6/17/16 (r)	5,000,000	5,043,040
Royal Bank of Canada:
3.125%, 4/14/15 (e)	2,000,000	2,056,580
0.695%, 9/9/16 (r)	5,000,000	5,019,580
Saber Management LLC VRDN, 0.55%, 8/1/56 (r)†	14,980,000	14,980,000
Santander Holdings USA, Inc., 3.00%, 9/24/15	1,000,000	1,029,821
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,250,000	1,325,000
SunTrust Bank, 0.526%, 8/24/15 (r)	2,177,000	2,170,802
SunTrust Banks, Inc., 3.50%, 1/20/17	500,000	527,866
Time Warner Cable, Inc., 7.50%, 4/1/14	5,432,000	5,432,000
Total Capital International SA, 0.807%, 8/10/18 (r)	2,000,000	2,013,804
TransCanada PipeLines Ltd., 0.914%, 6/30/16 (r)	3,000,000	3,021,363
Union Pacific Railroad Co. 2004 Pass Through Trust,
5.214%, 9/30/14 (e)	370,000	376,533
United Airlines, Inc., 6.75%, 9/15/15 (e)	5,450,000	5,559,000
United Rentals North America, Inc., 9.25%, 12/15/19	2,000,000	2,211,000
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,543,544
Verizon Communications, Inc.:
1.763%, 9/15/16 (r)	3,470,000	3,569,530
2.50%, 9/15/16	1,000,000	1,035,470
1.984%, 9/14/18 (r)	6,000,000	6,301,170
1.003%, 6/17/19 (r)	2,000,000	2,017,290
Volkswagen International Finance NV, 0.676%, 11/18/16 (e)(r)	3,000,000	3,004,710
Wachovia Bank NA, 0.563%, 3/15/16 (r)	6,000,000	5,989,638
Walgreen Co., 1.00%, 3/13/15	1,000,000	1,003,477
Warrior Roofing Manufacturing of Georgia LLC VRDN,
0.42%, 12/15/34 (r)†	535,000	535,000
Western Union Co., 1.234%, 8/21/15 (r)	5,000,000	5,032,485
Whirlpool Corp., 8.60%, 5/1/14	5,432,000	5,465,342
Xerox Corp., 1.056%, 5/16/14 (r)	1,000,000	1,000,796
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,023,464
Zions Bancorporation, 7.75%, 9/23/14	640,000	659,686
Zoetis, Inc., 1.15%, 2/1/16	1,000,000	1,003,974

Total Corporate Bonds (Cost $453,378,262)		456,532,314

FLOATING RATE LOANS(d)- 0.7%
Dunkin’ Brands, Inc., 3.25%, 2/7/21 (r)	3,335,105	3,311,342
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	2,978,058	2,980,384

Total Floating Rate Loans (Cost $6,337,938)		6,291,726

MUNICIPAL OBLIGATIONS - 1.2%
Albany New York IDA Civic Facilities Revenue VRDN,
1.00%, 5/1/27 (r)†	425,000	425,000
Caddo Parish Industrial Development Board, Inc. Revenue VRDN,
0.70%, 2/1/33 (r)†	2,065,000	2,065,000
CIDC-Hudson House LLC New York Revenue VRDN,
0.50%, 12/1/34 (r)†	1,940,000	1,940,000
Grafton Wisconsin IDA Revenue VRDN, 0.44%, 12/1/17 (r)†	400,000	400,000

16 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Jefferson Parish Louisiana Industrial Development Board, Inc.
Revenue VRDN, 0.40%, 6/1/24 (r)†	$3,500,000	$3,500,000
Los Angeles California MFH Revenue VRDN, 0.26%, 12/15/34 (r)†	275,000	275,000
New York State MMC Corp. Revenue VRDN, 0.40%, 11/1/35 (r)†	1,190,000	1,190,000
Prentiss County Mississippi Revenue VRDN, 0.65%, 10/1/17 (r)†	1,050,000	1,050,000
SunAmerica Trust Revenue VRDN, 0.60%, 7/1/41 (r)†	49,000	49,000

Total Municipal Obligations (Cost $10,894,000)		10,894,000

TIME DEPOSIT - 3.8%
State Street Bank Time Deposit, 0.083%, 4/1/14	33,739,417	33,739,417

Total Time Deposit (Cost $33,739,417)		33,739,417

U.S. TREASURY OBLIGATIONS - 0.2%
United States Treasury Notes:
0.75%, 3/15/17	980,000	976,325
1.625%, 3/31/19	485,000	482,348

Total U.S. Treasury Obligations (Cost $1,462,291)		1,458,673

TOTAL INVESTMENTS (Cost $885,142,978) - 100.1%		888,790,564
Other assets and liabilities, net - (0.1%)		(1,327,010)
NET ASSETS - 100%		$887,463,554

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 45,888,329 shares outstanding		$714,030,527
Class I: 128 shares outstanding		2,000
Class Y: 10,963,887 shares outstanding		171,839,615
Undistributed net investment income (loss)		(117,711)
Accumulated net realized gain (loss)		(1,969,202)
Net unrealized appreciation (depreciation)		3,678,325

NET ASSETS		$887,463,554

NET ASSET VALUE PER SHARE
Class A (based on net assets of $715,918,909)		$15.60
Class I (based on net assets of $2,006)		$15.63
Class Y (based on net assets of $171,542,639)		$15.65

See notes to financial statements.

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	104	6/14	$22,834,500	$27,650
5 Year U.S. Treasury Notes	4	6/14	475,813	3,089
Total Sold				$30,739

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Company
VRDN: Variable Rate Demand Notes

See notes to financial statements.

18 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,646,514
Total investment income	5,646,514

Expenses:
Investment advisory fee	1,264,037
Administrative fees	1,053,364
Transfer agency fees and expenses	358,846
Distribution Plan expenses:
Class A	843,057
Trustees’ fees and expenses	19,264
Custodian fees	28,914
Accounting fees	40,587
Registration fees	14,786
Reports to shareholders	36,203
Professional fees	28,799
Miscellaneous	21,808
Total expenses	3,709,665
Reimbursement from Advisor:
Class A	(521,301)
Net expenses	3,188,364

NET INVESTMENT INCOME	2,458,150

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	789,766
Futures	(80,179)
709,587

Change in unrealized appreciation (depreciation) on:
Investments	1,955,984
Futures	75,079
2,031,063

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,740,650

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,198,800

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$2,458,150	$3,342,174
Net realized gain (loss)	709,587	2,083,499
Change in unrealized appreciation (depreciation)	2,031,063	(770,123)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,198,800	4,655,550

Distributions to shareholders from:
Net investment income:
Class A shares	(1,980,706)	(3,085,615)
Class Y shares	(635,565)	(1,212,646)
Total distributions	(2,616,271)	(4,298,261)

Capital share transactions:
Shares sold:
Class A shares	135,719,879	333,499,926
Class I shares	2,000	—
Class Y shares	106,426,178	182,331,258
Shares issued from merger (See Note E):
Class A shares	245,814,207	83,599,239
Reinvestment of distributions:
Class A shares	1,742,406	2,478,368
Class Y shares	460,698	826,821
Redemption fees:
Class A shares	512	4,580
Class Y shares	8,382	20,526
Shares redeemed:
Class A shares	(204,439,944)	(214,046,101)
Class Y shares	(90,486,851)	(110,423,916)
Total capital share transactions	195,247,467	278,290,701

TOTAL INCREASE (DECREASE) IN NET ASSETS	197,829,996	278,647,990

NET ASSETS
Beginning of period	689,633,558	410,985,568
End of period (including distributions in excess of net investment income and undistributed net investment income
of $117,711 and $40,410, respectively)	$887,463,554	$689,633,558

See notes to financial statements.

20 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2014	2013
Shares sold:
Class A shares	8,709,238	21,446,083
Class I shares	128	—
Class Y shares	6,810,767	11,689,550
Shares issued from merger (See Note E):
Class A shares	15,781,029	5,376,579
Reinvestment of distributions:
Class A shares	111,813	159,382
Class Y shares	29,485	53,019
Shares redeemed:
Class A shares	(13,121,694)	(13,760,394)
Class Y shares	(5,789,825)	(7,078,825)
Total capital share activity	12,530,941	17,885,394

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, I (which commenced operations on January 31, 2014), and Y. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

22 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$224,306,343	—	$224,306,343
Collateralized mortgage-backed
obligations	—	16,595,376	—	16,595,376
Commercial mortgage-backed
securities	—	138,972,715	—	138,972,715
Corporate debt	—	456,532,314	—	456,532,314
Municipal obligations	—	10,894,000	—	10,894,000
U.S. government obligations	—	1,458,673	—	1,458,673
Other debt obligations	—	40,031,143	—	40,031,143
TOTAL	—	$888,790,564		$888,790,564
Other financial instruments**	$30,739	—	—	$30,739

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a

24 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.

During the period, the Fund invested in 2 year and 5 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 26 contracts and $2,197,597 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest pay-

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ments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets and .29% of all assets above $1 billion. Under the terms of the agreement, $224,935 was payable at period end. In addition, $60,060 was payable at period end for operating expenses paid by the Advisor during March 2014.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is .89%, .50%, and .84% for Class A, I, and Y, respectively. The Advisor has contractually agreed to further limit net annual fund

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operating expenses to .79% and .74% for Class A and Y, respectively, through September 30, 2014. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $151,800 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of Classes A and Y. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $187,446 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $151,226 was payable at period end.

CID received $18,677 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $56,027 for the six months ended March 31, 2014. Under the terms of the agreement, $9,408 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $758,269,000 and $640,271,956, respectively. U.S. government security purchases and sales were $65,117,492 and $70,664,238, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2014, such purchase and sales transactions were $148,908,564 and $100,520,000, respectively.

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CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-14	($1,852)
30-Sep-17	(4,366)
30-Sep-18	(348)

NO EXPIRATION DATE
Short-term	($2,029,262)
Long-term	(687,146)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from Calvert Institutional Prime Fund and Calvert Social Money Market Portfolio may be limited under certain tax provisions.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,058,756
Unrealized (depreciation)	(411,170)
Net unrealized appreciation/(depreciation)	$3,647,586

Federal income tax cost of investments	$885,142,978

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2014. For the six months ended March 31, 2014, borrowings by the Fund under the agreement were as follows:

	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
AVERAGE DAILY BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$177,330	1.35%	$14,667,291	March 2014

NOTE E — REORGANIZATIONS

On June 4, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert Money Market Portfolio (“Money Market”), Calvert Cash Reserves Institutional Prime Fund (“Institutional Prime”), Calvert First Government Money Market Fund (“First Government”), and Calvert Tax-Free Reserves Money Market Portfolio (“Tax-Free”) in

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exchange for Class A shares of the acquiring portfolio, Calvert Ultra-Short Income Fund (“Ultra-Short”), and the assumption of the liabilities of Money Market, Institutional Prime, First Government, and Tax-Free. Shareholders approved the Plan at a meeting on September 20, 2013.

The reorganization of First Government took place on October 25, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
First Government, Class O	52,046,075	Ultra-Short, Class A	3,342,715	$52,057,073
First Government, Class B	680,349	Ultra-Short, Class A	43,696	$680,520
First Government, Class C	1,752,620	Ultra-Short, Class A	112,564	$1,752,866

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from First Government was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED APPRECIATION	ACQUIRING
MERGED PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	NET ASSETS
First Government	$54,490,459	$—	Ultra-Short	$671,008,816

Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the six months ended March 31, 2014 would have been as follows:

Net investment income	$2,463,956 (a)
Net realized and change in unrealized gain (loss)
on investments	$2,740,810 (b)
Net increase (decrease) in assets from operations	$5,204,766

(a) $2,458,150 as reported, plus $5,806 from First Government pre-merger.

(b) $2,740,650 as reported, plus $160 from First Government pre-merger.

Because Ultra-Short and First Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of First Government that have been included in Ultra-Short’s Statement of Operations since October 25, 2013.

The reorganization of Tax-Free took place on November 15, 2013.

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The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Tax-Free	191,354,400	Ultra-Short, Class A	12,282,054	$191,323,748

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Tax-Free was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
		APPRECIATION	ACQUIRING
MERGED PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	NET ASSETS
Tax-Free	$191,323,748	$—	Ultra-Short	$742,407,242

Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the six months ended March 31, 2014 would have been as follows:

Net investment income	$2,482,239 (a)
Net realized and change in unrealized gain (loss)	$2,741,269 (b)
on investments
Net increase (decrease) in assets from operations	$5,223,508

(a) $2,458,150 as reported, plus $24,089 from Tax-Free pre-merger.

(b) $2,740,650 as reported, plus $619 from Tax-Free pre-merger.

Because Ultra-Short and Tax-Free sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Tax-Free that have been included in Ultra-Short’s Statement of Operations since November 15, 2013.

The reorganization of Money Market and Institutional Prime took place on September 27, 2013.

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Money Market	81,859,389	Ultra-Short, Class A	5,264,269	$81,857,190
Institutional Prime	1,746,416	Ultra-Short, Class A	112,310	$1,742,049

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Money Market and Institutional Prime were carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
		APPRECIATION	ACQUIRING
MERGED PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	NET ASSETS
Money Market	$81,857,190	$—	Ultra-Short	$604,067,250
Institutional Prime	$1,742,049	$—	Ultra-Short	$604,067,250

Assuming the acquisition had been completed on October 1, 2012, Ultra-Short’s results of operations for the year ended September 30, 2013 would have been as follows:

Net investment income	$3,367,404 (a)
Net realized and change in unrealized gain (loss) on invest-
ments	$1,316,831 (b)
Net increase (decrease) in assets from operations	$4,684,235

(a) $3,342,174 as reported, plus $11,881 and $13,349 from pre-merger Money Market and pre-merger Institutional Prime, respectively.

(b) $1,313,376 as reported, plus $460 and $2,995 from pre-merger Money Market and Institutional Prime, respectively.

Because Ultra-Short, Money Market and Institutional Prime sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Money Market and Institutional Prime that have been included in Ultra-Short’s Statement of Operations since September 27, 2013.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.55	$15.54	$15.41
Income from investment operations:
Net investment income	.04	.10	.15
Net realized and unrealized gain (loss)	.05	.05	.22
Total from investment operations	.09	.15	.37
Distributions from:
Net investment income	(.04)	(.14)	(.24)
Net realized gain	—	—	—
Total distributions	(.04)	(.14)	(.24)
Total increase (decrease) in net asset value	.05	.01	.13
Net asset value, ending	$15.60	$15.55	$15.54

Total return*	.61%	.96%	2.45%
Ratios to average net assets: A
Net investment income	.55% (a)	.67%	1.03%
Total expenses	.94% (a)	1.02%	1.05%
Expenses before offsets	.79% (a)	.89%	.89%
Net expenses	.79% (a)	.89%	.89%
Portfolio turnover	96%	223%	210%
Net assets, ending (in thousands)	$715,919	$535,029	$329,197

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011	2010	2009
Net asset value, beginning	$15.77	$15.58	$14.97
Income from investment operations:
Net investment income	.22	.21	.34
Net realized and unrealized gain (loss)	(.19)	.27	.60
Total from investment operations	.03	.48	.94
Distributions from:
Net investment income	(.31)	(.20)	(.30)
Net realized gain	(.08)	(.09)	(.03)
Total distributions	(.39)	(.29)	(.33)
Total increase (decrease) in net asset value	(.35)	.19	.61
Net asset value, ending	$15.41	$15.77	$15.58

Total return*	.23%	3.07%	6.42%
Ratios to average net assets: A
Net investment income	1.31%	1.46%	2.36%
Total expenses	1.06%	1.08%	1.26%
Expenses before offsets	.89%	.89%	.93%
Net expenses	.89%	.89%	.89%
Portfolio turnover	208%	268%	300%
Net assets, ending (in thousands)	$383,102	$241,254	$93,870

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

PERIOD ENDED
MARCH 31,
CLASS I SHARES	2014 ^^ (z)
Net asset value, beginning	$15.58
Income from investment operations:
Net investment income	.02
Net realized and unrealized gain (loss)	.03
Total from investment operations	.05
Distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Total increase (decrease) in net asset value	.05
Net asset value, ending	$15.63

Total return*	.32%
Ratios to average net assets: A
Net investment income	.90% (a)
Total expenses	.50% (a)
Expenses before offsets	.50% (a)
Net expenses	.50% (a)
Portfolio turnover	96%
Net assets, ending (in thousands)	$2

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$15.60	$15.58	$15.46
Income from investment operations:
Net investment income	.06	.14	.20
Net realized and unrealized gain (loss)	.05	.05	.20
Total from investment operations	.11	.19	.40
Distributions from:
Net investment income	(.06)	(.17)	(.28)
Net realized gain	—	—	—
Total distributions	(.06)	(.17)	(.28)
Total increase (decrease) in net asset value	.05	.02	.12
Net asset value, ending	$15.65	$15.60	$15.58

Total return*	.70%	1.26%	2.61%
Ratios to average net assets: A
Net investment income	.72% (a)	.88%	1.26%
Total expenses	.62% (a)	.66%	.67%
Expenses before offsets	.62% (a)	.66%	.67%
Net expenses	.62% (a)	.66%	.67%
Portfolio turnover	96%	223%	210%
Net assets, ending (in thousands)	$171,543	$154,605	$81,789

		PERIODS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES		2011	2010^
Net asset value, beginning		$15.81	$15.67
Income from investment operations:
Net investment income		.26	.07
Net realized and unrealized gain (loss)		(.19)	.14
Total from investment operations		.07	.21
Distributions from:
Net investment income		(.34)	(.07)
Net realized gain		(.08)	—
Total distributions		(.42)	(.07)
Total increase (decrease) in net asset value		(.35)	.14
Net asset value, ending		$15.46	$15.81

Total return*		.47%	1.35%
Ratios to average net assets: A
Net investment income		1.47%	1.69% (a)
Total expenses		.67%	.75% (a)
Expenses before offsets		.67%	.75% (a)
Net expenses		.67%	.75% (a)
Portfolio turnover		208%	62%
Net assets, ending (in thousands)		$85,987	$37,270

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.

^ From May 28, 2010 inception.

^^ From January 31, 2014 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the

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increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 37

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board

38 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Fund outperformed its Lipper index for the same one-, three- and five-year periods. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its

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affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

The U.S. economy has labored slowly and steadily to recover from the 2008 global financial crisis. Since the 2009 trough of the Great Recession, the growth rate has been sub-par, such that many still speak of the economy as being in recovery. That said, the United States has generally fared better than other major economies. For example, U.S. banks are in much better condition than most of their overseas counterparts.

But we’ve seen the same pattern every year since the crisis--just as economic momentum seems to gather force, events conspire to de-rail it. The eurozone crisis, which intensified in waves before appearing to peak in the summer of 2012. Political dysfunction in the United States, which led to self-imposed fiscal austerity and midnight-hour budget deals to avoid temporary defaults on Treasury financial obligations. All of these events raised uncertainty and kept a lid on investor and consumer confidence, creating a drag on U.S. economic output.

The pattern was finally broken in 2013. While the markets faced a heavy drag on U.S. growth from the “fiscal cliff,” hope increased in the markets—and at the Federal Reserve—as the year progressed that the U.S. economy would slowly but surely escape the drag and start growing at a sustainably moderate clip.

Six-Month Performance Solid Overall

This improved market sentiment resulted in strong performance by riskier asset classes such as U.S. equities, investment-grade corporate bonds, and high-yield

Integration of Environmental, Social, and Governance Factors in Credit Analysis

Our fixed-income portfolio managers seek to add alpha through an active management style that emphasizes duration management, yield-curve positioning, sector allocation, and security selection. Our team of credit analysts examines the financial condition of corporate bond issuers as well as the structure, terms, and covenants of specific bond issues.

From a fundamental research standpoint, the credit analysts collaborate closely with Calvert’s sustainability research department analysts to evaluate a bond issuer’s environmental, social, and governance (ESG) risk factors. We believe this robust, integrated approach helps us both mitigate risk and identify attractive sectors and securities within the fixed-income markets.

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CALVERT
GOVERNMENT FUND
MARCH 31, 2014

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	3.8%
Financial Institutions	2.5%
Industrial	1.3%
Government Related	24.9%
Agency	23.8%
Supranational	1.1%
Securitized	1.6%
Collateralized Mortgage
Obligations	0.2%
Commercial Mortgage-
Backed Securities	0.7%
Mortgage-Backed
Passthrough	0.7%
Short-Term Investments	0.9%
Treasury	68.8%
Total	100%

CALVERT
GOVERNMENT FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	0.45%	-2.19%
Class C	0.003%	-3.15%
Class I	0.66%	-1.90%

Barclays U.S.
Government
Index	0.61%	-1.17%

Lipper
General U.S.
Government
Funds Average	0.97%	-1.83%

	30 DAYS ENDED
SEC YIELD	9/30/13	3/31/14
Class A	1.01%	1.08%
Class C	0.04%	0.14%
Class I	1.37%	1.43%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

bonds during the fourth quarter of 2013. However, geopolitical and economic uncertainty pushed investors toward safer-haven bond markets in the first quarter of 2014. In fact, long-maturity U.S. Treasury bonds returned 7.10% during the first three months of 2014, far outpacing the 1.81% return for the S&P 500 Index.

Throughout the period, the unemployment rate fell from 7.2% to 6.7%. Total payrolls grew at a reasonable average monthly pace of 188,000, while labor force participation rate held steady at 63.2%—nearly the lowest since 1978. The Consumer Price Index, a proxy for the Fed’s benchmark inflation measure, increased at a modest 1.5% annual rate. After evaluating the economic data and financial market conditions, the Fed announced a gradual tapering of government bond purchases (quantitative easing) in December. Then in March, it dropped the unemployment and forecast inflation rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation.

While hopes for stronger economic growth were realized in the third quarter of 2013, when the U.S. economy expanded at an above-trend 4.1% annualized pace,1 it seems to have decelerated to under 2% in early 2014. This deceleration was expected—as is a spring rebound—as a notably cold and stormy winter for the eastern and mid-western

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continental United States curbed economic activity and made it difficult to discern the underlying growth trend.

Flat Returns Belie Notable Shift in the Yield Curve

After falling in October, bond yields rose through the end of 2013. They declined again in January and February before stabilizing in March. As a result, the yield for the 10-year Treasury note ended only slightly higher than where it started. Since quantitative easing was already built into market expectations, attention shifted to when the Fed will start hiking its target interest rate. Current market expectations are for Fed rate hikes to begin in mid-2015.

While long-term interest rates were fairly stable over the reporting period, changing perceptions of the Fed policy path on interest-rate hikes began to re-shape the yield curve. During this re-shaping, yields in the three- to seven-year range rose approximately 0.30 percentage points.2 These so-called “short-intermediate” maturity bonds are the most sensitive to such a change in Fed policy expectations. But overall, U.S. investment- and below-investment grade corporate and municipal bonds outperformed Treasuries3 over the six-month period.

CALVERT
GOVERNMENT FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-5.86%
Five year	2.75%
Since inception (12/31/2008)	3.46%

CLASS C SHARES	(WITH MAX. LOAD)
One year	-4.11%
Five year	2.53%
Since inception (12/31/2008)	3.19%

CLASS I SHARES*
One year	-1.90%
Five year	3.71%
Since inception (12/31/2008)	4.37%

* Calvert Government Fund first offered Class I shares on April 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

The 10-year Treasury note yield edged up to 2.73% over the period. Money market yields remained low, pinned down by the Fed’s near-zero interest rate policy, which is expected to persist well into 2015. However, the 30-year Treasury bond yield declined slightly.

Outlook

Looking ahead, we expect the economy to expand at a moderate pace. With U.S. budget and debt ceiling deals complete, there should be little fiscal policy turbulence during an election year. For 2014 as a whole, we think the inflation-adjusted GDP growth rate could reach the long-term average of about 3%. Assuming growth continues at a moderate pace, with below-target inflation and a still-soft labor market, we expect the Fed to finish quantitative easing by the end of October. After that, the Fed will slowly start to implement its three-part “exit strategy” that will include policy target rate hikes. We expect the first rate hike no earlier than the spring of 2015.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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The fixed-income market will periodically challenge the Fed on the expected timing of rate hikes, witnessed mainly through fluctuating yields on bonds in the short-intermediate maturity range. In our view, long-term interest rates are likely to remain elevated compared to recent-year lows, yet will remain quite low by historical standards. With improving flows to bond funds, and interest rates remaining pinned near zero percent, we are cautiously optimistic on the bond market outlook for the balance of 2014.

Calvert Investment Management, Inc.
May 2014

1. Data sources for economic data: Bureau of Labor Statistics and Bureau of Economic Analysis.

2. Data sources for yield and yield changes: Federal Reserve.

3. Per total returns for selected Barclays bond indices.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,006.37	$5.20
Hypothetical	$1,000.00	$1,019.75	$5.24
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,001.28	$10.18
Hypothetical	$1,000.00	$1,014.76	$10.25
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,007.26	$3.65
Hypothetical	$1,000.00	$1,021.29	$3.68
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 2.04%, and 0.73% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2014

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%	AMOUNT	VALUE
COMM Mortgage Trust, 0.335%, 6/15/22 (e)(r)	$25,952	$25,726
Extended Stay America Trust, 3.604%, 12/5/31 (e)	150,000	150,013

Total Commercial Mortgage-Backed Securities (Cost $176,621)		175,739

CORPORATE BONDS - 7.2%
Amgen, Inc., 5.15%, 11/15/41	100,000	103,022
Bank of America NA, 0.533%, 6/15/17 (r)	250,000	245,934
Excalibur One 77B LLC, 1.492%, 1/1/25	50,369	47,670
Goldman Sachs Group, Inc., 4.00%, 3/3/24	150,000	149,335
JPMorgan Chase & Co., 3.20%, 1/25/23	100,000	96,967
LULWA Ltd., 1.888%, 2/15/25	231,310	221,936
Morgan Stanley, 3.75%, 2/25/23	140,000	139,113
North American Development Bank, 2.40%, 10/26/22	290,000	270,961
SBA Tower Trust, 3.722%, 4/15/48 (e)	220,000	212,643
Tagua Leasing LLC, 1.581%, 11/16/24	362,029	342,810

Total Corporate Bonds (Cost $1,871,800)		1,830,391

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 21.3%
Portmarnock Leasing LLC, 1.741%, 10/22/24	769,308	735,889
Private Export Funding Corp.:
4.55%, 5/15/15	1,132,000	1,186,616
2.05%, 11/15/22	2,000,000	1,848,704
Tennessee Valley Authority:
1.875%, 8/15/22	500,000	458,141
3.50%, 12/15/42	1,230,000	1,051,994
VRG Linhas Aereas SA:
1.00%, 6/30/14	6,297	6,308
0.85%, 9/27/14	100,750	100,830

Total U.S. Government Agencies
and Instrumentalities (Cost $5,717,279)		5,388,482

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.9%
Fannie Mae:
3.50%, 3/1/22	160,320	168,750
5.00%, 4/25/34	63,491	66,652

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $234,754)		235,402

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	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 68.5%	AMOUNT	VALUE
United States Treasury Bonds, 3.75%, 11/15/43	$1,135,000	$1,175,079
United States Treasury Notes:
0.375%, 3/31/16	95,000	94,889
0.75%, 3/15/17	1,440,000	1,434,600
1.625%, 3/31/19	6,280,000	6,245,655
2.25%, 3/31/21	7,600,000	7,562,000
2.75%, 2/15/24	790,000	791,728

Total U.S. Treasury Obligations (Cost $17,291,128)		17,303,951

TIME DEPOSIT - 0.9%
State Street Bank Time Deposit, 0.083%, 4/1/14	229,911	229,911

Total Time Deposit (Cost $229,911)		229,911

TOTAL INVESTMENTS (Cost $25,521,493) - 99.5%		25,163,876
Other assets and liabilities, net - 0.5%		119,769
NET ASSETS - 100%		$25,283,645

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	1	6/14	$219,563	($345)
5 Year U.S. Treasury Notes	10	6/14	1,189,531	(4,867)
Total Purchased				($5,212)
Sold:
10 Year U.S. Treasury Notes	87	6/14	$10,744,500	$78,735
Ultra U.S. Treasury Bonds	7	6/14	1,011,281	(6,681)
Total Sold				$72,054

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments in securities, at value (Cost $25,521,493)-
see accompanying schedule	$25,163,876
Cash collateral at broker	147,987
Receivable for securities sold	14,994,485
Receivable for futures variation margin	8,784
Receivable for shares sold	77,111
Interest receivable	81,006
Other assets	43,519
Total assets	40,516,768

LIABILITIES
Payable for securities purchased	15,081,149
Payable for shares redeemed	44,788
Payable to Calvert Investment Management, Inc.	7,348
Payable to Calvert Investment Administrative Services, Inc.	2,183
Payable to Calvert Investment Services, Inc.	204
Payable to Calvert Investment Distributors, Inc	4,756
Accrued expenses and other liabilities	92,695
Total liabilities	15,233,123

NET ASSETS	$25,283,645

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 591,831 shares outstanding	$10,359,936
Class C: 194,123 shares outstanding	3,357,813
Class I: 782,942 shares outstanding	12,819,586
Undistributed net investment income (loss)	(1,045)
Accumulated net realized gain (loss)	(961,870)
Net unrealized appreciation (depreciation)	(290,775)

NET ASSETS	$25,283,645

NET ASSET VALUE PER SHARE
Class A (based on net assets of $9,553,921)	$16.14
Class C (based on net assets of $3,103,300)	$15.99
Class I (based on net assets of $12,626,424)	$16.13

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$287,669
Total investment income	287,669

Expenses:
Investment advisory fee	50,233
Administrative fees	15,271
Transfer agency fees and expenses	25,630
Distribution Plan expenses:
Class A	13,786
Class C	16,467
Trustees’ fees and expenses	1,854
Custodian fees	15,949
Registration fees	20,564
Reports to shareholders	7,561
Professional fees	11,642
Accounting fees	3,103
Miscellaneous	15,488
Total expenses	197,548
Reimbursement from Advisor:
Class A	(37,485)
Class C	(6,092)
Class I	(17,796)
Net expenses	136,175

NET INVESTMENT INCOME	151,494

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(28,726)
Futures	(267,913)
(296,639)

Change in unrealized appreciation (depreciation) on:
Investments	45,893
Futures	224,220
270,113

NET REALIZED AND UNREALIZED GAIN (LOSS)	(26,526)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$124,968

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$151,494	$283,545
Net realized gain (loss)	(296,639)	(428,425)
Change in unrealized appreciation (depreciation)	270,113	(1,140,134)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	124,968	(1,285,014)

Distributions to shareholders from:
Net investment income:
Class A shares	(61,993)	(161,567)
Class C shares	(2,088)	—
Class I shares	(89,312)	(191,856)
Net realized gain:
Class A shares	—	(658,138)
Class C shares	—	(139,459)
Class I shares	—	(528,805)
Total distributions	(153,393)	(1,679,825)

Capital share transactions:
Shares sold:
Class A shares	777,872	9,188,697
Class C shares	239,444	1,540,939
Class I shares	2,021,379	4,023,245
Reinvestment of distributions:
Class A shares	58,765	794,343
Class C shares	1,983	131,083
Class I shares	89,312	720,661
Redemption fees:
Class A shares	391	2,699
Class C shares	—	1
Class I shares	99	403
Shares redeemed:
Class A shares	(3,979,371)	(16,608,694)
Class C shares	(726,617)	(2,238,748)
Class I shares	(2,342,999)	(10,402,108)
Total capital share transactions	(3,859,742)	(12,847,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,888,167)	(15,812,318)

NET ASSETS
Beginning of period	29,171,812	44,984,130
End of period (including distributions in excess of net investment income of $1,045 and undistributed net investment income of
$854, respectively)	$25,283,645	$29,171,812

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2014	2013
Shares sold:
Class A shares	48,209	545,828
Class C shares	14,963	92,485
Class I shares	125,156	245,212
Reinvestment of distributions:
Class A shares	3,639	47,245
Class C shares	124	7,844
Class I shares	5,535	42,962
Shares redeemed:
Class A shares	(246,490)	(1,004,572)
Class C shares	(45,452)	(138,415)
Class I shares	(145,309)	(630,041)
Total capital share activity	(239,625)	(791,452)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, C, and I. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

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Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.

18 www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Commercial mortgage-backed	—	$175,739	—	$175,739
securities
Corporate debt	—	1,830,391	—	1,830,391
U.S. government obligations	—	22,927,835	—	22,927,835
Other debt obligations	—	229,911	—	229,911
TOTAL	—	$25,163,876	—	$25,163,876
Other financial instruments**	$66,842	—	—	$66,842

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a

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realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes and Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 13 contracts and $1,530,111 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for

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Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% (.40% prior to January 1, 2014) of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.04%, 2.04%, and .73% for Class A, C, and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% (.15% prior to January 1, 2014) for Classes A and C and .10% for Class I based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I shares do not have Distribution Plan expenses.

CID received $1,065 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $1,263 for the six months ended March 31, 2014. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee

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meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $7,895,787 and $12,259,815, respectively. U.S. government security purchases and sales were $104,911,680 and $104,199,904, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2014, such sales transactions were $1,707,846. The realized loss on the sales transactions was $8,190.

The Fund intends to elect to defer net capital losses of $781,221 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal year ending September 30, 2014.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$76,830
Unrealized (depreciation)	(437,673)
Net unrealized appreciation/(depreciation)	($360,843)

Federal income tax cost of investments	$25,524,719

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2014. For the six months ended March 31, 2014, borrowings by the Fund under the agreement were as follows:

	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
AVERAGE DAILY BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$27,512	1.36%	$900,838	November 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.16	$17.32	$17.31
Income from investment operations:
Net investment income	.09	.12	.09
Net realized and unrealized gain (loss)	(.02)	(.63)	.45
Total from investment operations	.07	(.51)	.54
Distributions from:
Net investment income	(.09)	(.15)	(.10)
Net realized gain	—	(.50)	(.43)
Total distributions	(.09)	(.65)	(.53)
Total increase (decrease) in net asset value	(.02)	(1.16)	.01
Net asset value, ending	$16.14	$16.16	$17.32

Total return*	.45%	(3.08%)	3.21%
Ratios to average net assets: A
Net investment income	1.11% (a)	.70%	.55%
Total expenses	1.72% (a)	1.45%	1.37%
Expenses before offsets	1.04% (a)	1.04%	1.04%
Net expenses	1.04% (a)	1.04%	1.04%
Portfolio turnover	429%	497%	311%
Net assets, ending (in thousands)	$9,554	$12,707	$20,753

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011	2010	2009 #
Net asset value, beginning	$16.63	$16.14	$15.00
Income from investment operations:
Net investment income	.15	.26	.06
Net realized and unrealized gain (loss)	.92	.88	1.14
Total from investment operations	1.07	1.14	1.20
Distributions from:
Net investment income	(.16)	(.24)	(.06)
Net realized gain	(.23)	(.41)	—
Total distributions	(.39)	(.65)	(.06)
Total increase (decrease) in net asset value	.68	.49	1.14
Net asset value, ending	$17.31	$16.63	$16.14

Total return*	6.58%	7.31%	7.98%
Ratios to average net assets: A
Net investment income	.95%	1.60%	.63% (a)
Total expenses	1.89%	3.81%	5.67% (a)
Expenses before offsets	1.04%	1.05%	1.04% (a)
Net expenses	1.04%	1.04%	1.04% (a)
Portfolio turnover	668%	401%	428%***
Net assets, ending (in thousands)	$13,387	$3,951	$1,881

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS
	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.00	$17.18	$17.25
Income from investment operations:
Net investment income (loss)	.01	(.05)	(.05)
Net realized and unrealized gain (loss)	(.01)	(.63)	.41
Total from investment operations	—	(.68)	.36
Distributions from:
Net investment income	(.01)	—	—
Net realized gain	—	(.50)	(.43)
Total distributions	(.01)	(.50)	(.43)
Total increase (decrease) in net asset value	(.01)	(1.18)	(.07)
Net asset value, ending	$15.99	$16.00	$17.18

Total return*	.003%	(4.10%)	2.15%
Ratios to average net assets: A
Net investment income (loss)	.11% (a)	(.29%)	(.47%)
Total expenses	2.41% (a)	2.19%	2.20%
Expenses before offsets	2.04% (a)	2.04%	2.04%
Net expenses	2.04% (a)	2.04%	2.04%
Portfolio turnover	429%	497%	311%
Net assets, ending (in thousands)	$3,103	$3,592	$4,511

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2011	2010	2009 #
Net asset value, beginning	$16.58	$16.10	$15.00
Income from investment operations:
Net investment income	**	.09	**
Net realized and unrealized gain (loss)	.90	.89	1.10
Total from investment operations	.90	.98	1.10
Distributions from:
Net investment income	**	(.09)	—
Net realized gain	(.23)	(.41)	—
Total distributions	(.23)	(.50)	—
Total increase (decrease) in net asset value	.67	.48	1.10
Net asset value, ending	$17.25	$16.58	$16.10

Total return*	5.55%	6.25%	7.33%
Ratios to average net assets: A
Net investment income (loss)	(.03%)	.37%	.03% (a)
Total expenses	2.76%	7.13%	41.41% (a)
Expenses before offsets	2.04%	2.05%	2.04% (a)
Net expenses	2.04%	2.04%	2.04% (a)
Portfolio turnover	668%	401%	428%***
Net assets, ending (in thousands)	$2,119	$1,154	$143

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014 (z)	2013 (z)	2012
Net asset value, beginning	$16.14	$17.31	$17.30
Income from investment operations:
Net investment income	.11	.17	.15
Net realized and unrealized gain (loss)	—	(.64)	.44
Total from investment operations	.11	(.47)	.59
Distributions from:
Net investment income	(.12)	(.20)	(.15)
Net realized gain	—	(.50)	(.43)
Total distributions	(.12)	(.70)	(.58)
Total increase (decrease) in net asset value	(.01)	(1.17)	.01
Net asset value, ending	$16.13	$16.14	$17.31

Total return*	.66%	(2.85%)	3.55%
Ratios to average net assets: A
Net investment income	1.43% (a)	1.01%	.86%
Total expenses	1.02% (a)	.88%	.79%
Expenses before offsets	.73% (a)	.73%	.73%
Net expenses	.73% (a)	.73%	.73%
Portfolio turnover	429%	497%	311%
Net assets, ending (in thousands)	$12,626	$12,873	$19,720

			PERIOD ENDED
			SEPTEMBER 30,
CLASS I SHARES			2011 ##
Net asset value, beginning			$16.74
Income from investment operations:
Net investment income			.08
Net realized and unrealized gain (loss)			.56
Total from investment operations			.64
Distributions from:
Net investment income			(.08)
Net realized gain			—
Total distributions			(.08)
Total increase (decrease) in net asset value			.56
Net asset value, ending			$17.30

Total return*			3.86%
Ratios to average net assets: A
Net investment income			1.19% (a)
Total expenses			1.06% (a)
Expenses before offsets			.73% (a)
Net expenses			.73% (a)
Portfolio turnover			668%***
Net assets, ending (in thousands)			$22,292

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods of less than one year.

# From December 31, 2008 inception.

## From April 29, 2011 inception.

See notes to financial statements.

26 www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s

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expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

28 www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect ben-

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efits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Funds and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-year period ended June 30, 2013 and performed above the median of its peer group for the three-year period ended June 30, 2013. The data also indicated that the Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2013. The Board took into account management’s discussion of the Fund’s recent performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses

30 www.calvert.com CALVERT GOVERNMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

(net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted that the Advisor had agreed to reduce the advisory fee it charged to the Fund. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for all of the Fund’s share classes and that the Advisor and one of its affiliates had agreed to reduce the advisory and administrative fees they charged to the Fund, respectively. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Calvert High Yield Bond Fund

Semi-Annual Report
March 31, 2014

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Calvert
INVESTMENTS

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

The U.S. economy has labored slowly and steadily to recover from the 2008 global financial crisis. Since the 2009 trough of the Great Recession, the growth rate has been sub-par, such that many still speak of the economy as being in recovery. That said, the United States has generally fared better than other major economies. For example, U.S. banks are in much better condition than most of their overseas counterparts.

But we’ve seen the same pattern every year since the crisis--just as economic momentum seems to gather force, events conspire to de-rail it. The eurozone crisis, which intensified in waves before appearing to peak in the summer of 2012. Political dysfunction in the United States, which led to self-imposed fiscal austerity and midnight-hour budget deals to avoid temporary defaults on Treasury financial obligations. All of these events raised uncertainty and kept a lid on investor and consumer confidence, creating a drag on U.S. economic output.

The pattern was finally broken in 2013. While the markets faced a heavy drag on U.S. growth from the “fiscal cliff,” hope increased in the markets—and at the Federal Reserve—as the year progressed that the U.S. economy would slowly but surely escape the drag and start growing at a sustainably moderate clip.

Six-Month Performance Solid Overall

This improved market sentiment resulted in strong performance by riskier asset classes such as U.S. equities, investment-grade corporate bonds, and high-yield

Integration of Environmental, Social, and Governance Factors in Credit Analysis

Our fixed-income portfolio managers seek to add alpha through an active management style that emphasizes duration management, yield-curve positioning, sector allocation, and security selection. Our team of credit analysts examines the financial condition of corporate bond issuers as well as the structure, terms, and covenants of specific bond issues.

From a fundamental research standpoint, the credit analysts collaborate closely with Calvert’s sustainability research department analysts to evaluate a bond issuer’s environmental, social, and governance (ESG) risk factors. We believe this robust, integrated approach helps us both mitigate risk and identify attractive sectors and securities within the fixed-income markets.

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bonds during the fourth quarter of 2013. However, geopolitical and economic uncertainty pushed investors toward safer-haven bond markets in the first quarter of 2014. In fact, long-maturity U.S. Treasury bonds returned 7.10% during the first three months of 2014, far outpacing the 1.81% return for the S&P 500 Index.

Throughout the period, the unemployment rate fell from 7.2% to 6.7%. Total payrolls grew at a reasonable average monthly pace of 188,000, while labor force participation rate held steady at 63.2%—nearly the lowest since 1978. The Consumer Price Index, a proxy for the Fed’s benchmark inflation measure, increased at a modest 1.5% annual rate. After evaluating the economic data and financial market conditions, the Fed announced a gradual tapering of government bond purchases (quantitative easing) in December. Then in March, it dropped the unemployment and forecast inflation rate thresholds from its policy statement, returning to a more traditional, but less clear, set of economic indicators to guide policy deliberation.

While hopes for stronger economic growth were realized in the third quarter of 2013, when the U.S. economy expanded at an above-trend 4.1% annualized pace,1 it seems to have decelerated to under 2% in early 2014. This deceleration was expected—as is a spring rebound—as a notably cold and stormy winter for the eastern and mid-western continental United States curbed economic activity and made it difficult to discern the underlying growth trend.

Flat Returns Belie Notable Shift in the Yield Curve

After falling in October, bond yields rose through the end of 2013. They declined again in January and February before stabilizing in March. As a result, the yield for the 10-year Treasury note ended only

CALVERT HIGH YIELD
BOND FUND
MARCH 31, 2014

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/14	3/31/14
Class A	5.47%	7.53%
Class C	4.94%	6.45%
Class I	5.68%	7.85%
Class Y	5.62%	7.81%

BofA Merrill
Lynch U.S.
High Yield
Master II Index	6.60%	7.57%

Lipper High
Yield Funds
Average	5.91%	6.73%

	30 DAYS ENDED
SEC YIELD	9/30/13	3/31/14
Class A	4.85%	3.75%
Class C	3.92%	2.90%
Class I	5.45%	4.23%
Class Y	5.18%	4.15%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	93.6%
Financial Institutions	3.7%
Industrial	85.4%
Utility	4.5%
Municipal	2.3%
Government Public Service	2.3%
Securitized	2.3%
Asset-Backed Securities	0.4%
Commercial Mortgage-
Backed Securities	1.9%
Short-Term Investments	1.8%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

slightly higher than where it started. Since quantitative easing was already built into market expectations, attention shifted to when the Fed will start hiking its target interest rate. Current market expectations are for Fed rate hikes to begin in mid-2015.

While long-term interest rates were fairly stable over the reporting period, changing perceptions of the Fed policy path on interest-rate hikes began to re-shape the yield curve. During this re-shaping, yields in the three- to seven-year range rose approximately 0.30 percentage points.2 These so-called “short-intermediate” maturity bonds are the most sensitive to such a change in Fed policy expectations. But overall, U.S. investment- and below-investment grade corporate and municipal bonds outperformed Treasuries3 over the six-month period.

The 10-year Treasury note yield edged up to 2.73% over the period. Money market yields remained low, pinned down by the Fed’s near-zero interest rate policy, which is expected to persist well into 2015. However, the 30-year Treasury bond yield declined slightly.

Outlook

Looking ahead, we expect the economy to expand at a moderate pace. With U.S. budget and debt ceiling deals complete, there should be little fiscal policy turbulence during an election year. For 2014 as a whole, we think the inflation-adjusted GDP growth rate could reach the long-term average of about 3%. Assuming growth continues at a moderate pace, with below-target inflation and a still-soft labor market, we expect the Fed to finish quantitative easing by the end of October. After that, the Fed will slowly start to implement its three-part “exit strategy” that will include policy target rate hikes. We expect the first rate hike no earlier than the spring of 2015.

CALVERT HIGH YIELD
BOND FUND
MARCH 31, 2014

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(WITH MAX. LOAD)
One year	3.50%
Five year	13.99%
Ten year	7.28%
CLASS C SHARES	(WITH MAX. LOAD)
One year	5.45%
Since inception (10/31/2011)	9.48%
CLASS I SHARES*
One year	7.85%
Five year	15.50%
Ten year	8.12%
CLASS Y SHARES*
One year	7.81%
Five year	15.02%
Ten year	7.76%

* Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

6 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.43%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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The fixed-income market will periodically challenge the Fed on the expected timing of rate hikes, witnessed mainly through fluctuating yields on bonds in the short-intermediate maturity range. In our view, long-term interest rates are likely to remain elevated compared to recent-year lows, yet will remain quite low by historical standards. With improving flows to bond funds, and interest rates remaining pinned near zero percent, we are cautiously optimistic on the bond market outlook for the balance of 2014.

Calvert Investment Management, Inc.
May 2014

1. Data sources for economic data: Bureau of Labor Statistics and Bureau of Economic Analysis.

2. Data sources for yield and yield changes: Federal Reserve.

3. Per total returns for selected Barclays bond indices.

8 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 to March 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/13	3/31/14	10/1/13 - 3/31/14
CLASS A
Actual	$1,000.00	$1,054.38	$5.48
Hypothetical	$1,000.00	$1,019.60	$5.39
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,049.01	$10.57
Hypothetical	$1,000.00	$1,014.61	$10.40
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,055.77	$3.79
Hypothetical	$1,000.00	$1,021.24	$3.73
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,055.91	$4.20
Hypothetical	$1,000.00	$1,020.84	$4.13
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 2.07%, 0.74%, and 0.82% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

SCHEDULE OF INVESTMENTS
MARCH 31, 2014

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS	PRINCIPAL
(PRIVATELY ORIGINATED) - 0.4%	AMOUNT	VALUE
CAM Mortgage Trust, 5.50%, 12/15/53 (e)(r)	$500,000	$498,282

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $497,674)		498,282

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.9%
Hilton USA Trust 2013-HLT, 4.453%, 11/5/30 (e)(r)	2,000,000	2,023,796
ORES NPL LLC, 6.00%, 3/27/24 (e)	500,000	498,640

Total Commercial Mortgage-Backed Securities (Cost $2,533,056)		2,522,436

CORPORATE BONDS - 93.0%
99¢ Only Stores, 11.00%, 12/15/19	500,000	568,750
Accellent, Inc., 10.00%, 11/1/17	1,500,000	1,615,215
Access Midstream Partners LP / ACMP Finance Corp.:
6.125%, 7/15/22	1,000,000	1,076,250
4.875%, 3/15/24	500,000	498,750
ADS Waste Holdings, Inc., 8.25%, 10/1/20	755,000	821,062
Ally Financial, Inc., 4.75%, 9/10/18	1,000,000	1,057,500
Alphabet Holding Co., Inc., 7.75%, 11/1/17	1,250,000	1,292,189
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	250,000	270,938
Antero Resources Finance Corp., 6.00%, 12/1/20	800,000	851,000
ArcelorMittal, 6.125%, 6/1/18	1,250,000	1,370,312
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.,
6.625%, 10/1/20	500,000	532,500
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
4.875%, 11/15/17	750,000	786,562
8.25%, 1/15/19	250,000	268,125
Beverage Packaging Holdings Luxembourg II SA / Beverage
Packaging Holdings II Is, 6.00%, 6/15/17 (e)	250,000	258,750
Beverages & More, Inc., 10.00%, 11/15/18 (e)	1,500,000	1,560,000
Big Heart Pet Brands, 7.625%, 2/15/19	762,000	793,909
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19 (e)	500,000	548,125
Bombardier, Inc.:
4.75%, 4/15/19 (e)	500,000	500,000
7.75%, 3/15/20 (e)	750,000	840,000
6.00%, 10/15/22 (e)	750,000	750,000
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	1,500,000	1,449,375
Burger King Corp., 9.875%, 10/15/18	750,000	818,438
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	1,000,000	962,500
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
9.625%, 8/1/20	500,000	573,750
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	500,000	575,625
Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	250,000	254,062
Celanese US Holdings LLC, 4.625%, 11/15/22	500,000	492,500
Cemex Finance LLC, 6.00%, 4/1/24 (e)	500,000	501,250

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Cemex SAB de CV:
5.234%, 9/30/15 (e)(r)	$500,000	$516,375
7.25%, 1/15/21 (e)	1,000,000	1,092,500
CenturyLink, Inc.:
5.625%, 4/1/20	500,000	525,625
7.65%, 3/15/42	750,000	707,812
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	1,060,000	1,181,900
Chesapeake Energy Corp., 5.75%, 3/15/23	1,000,000	1,058,750
Chrysler Group LLC / CG Co-Issuer, Inc.:
8.00%, 6/15/19 (e)	1,200,000	1,314,000
8.25%, 6/15/21 (e)	500,000	565,625
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	500,000	547,500
CIT Group, Inc.:
4.25%, 8/15/17	550,000	576,125
3.875%, 2/19/19	850,000	859,301
5.00%, 8/1/23	250,000	255,625
Clear Channel Communications, Inc., 9.00%, 12/15/19	500,000	525,000
Clearwater Paper Corp., 7.125%, 11/1/18	750,000	798,750
Continental Resources, Inc., 7.125%, 4/1/21	500,000	565,625
Cott Beverages, Inc., 8.125%, 9/1/18	250,000	265,312
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	500,000	531,875
Digicel Group Ltd.:
10.50%, 4/15/18 (e)	250,000	265,000
7.125%, 4/1/22 (e)	500,000	505,625
Digicel Ltd.:
8.25%, 9/1/17 (e)	250,000	260,000
6.00%, 4/15/21 (e)	500,000	511,250
DigitalGlobe, Inc., 5.25%, 2/1/21 (e)	750,000	740,625
Drill Rigs Holdings, Inc., 6.50%, 10/1/17 (e)	750,000	781,875
Emdeon, Inc., 11.00%, 12/31/19	250,000	289,688
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	750,000	849,375
EP Energy LLC / Everest Acquisition Finance, Inc., 6.875%, 5/1/19	500,000	540,000
Exopack Holding Corp., 10.00%, 6/1/18 (e)	500,000	542,500
Exopack Holdings SA, 7.875%, 11/1/19 (e)	1,250,000	1,325,000
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.,
8.625%, 6/15/20	1,000,000	1,062,500
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20	750,000	797,812
First Data Corp., 11.75%, 8/15/21	1,200,000	1,260,000
FMG Resources August 2006 Pty Ltd., 6.00%, 4/1/17 (e)	1,000,000	1,052,500
Frontier Communications Corp.:
8.25%, 5/1/14	667,000	670,668
9.25%, 7/1/21	250,000	296,250
Gibson Brands, Inc., 8.875%, 8/1/18 (e)	1,000,000	1,065,000
Global Brass & Copper, Inc., 9.50%, 6/1/19	500,000	577,500
Goodrich Petroleum Corp., 8.875%, 3/15/19	750,000	776,250
Goodyear Tire & Rubber Co., 6.50%, 3/1/21	500,000	545,000
H&E Equipment Services, Inc., 7.00%, 9/1/22	350,000	385,000
Hanesbrands, Inc., 6.375%, 12/15/20	500,000	546,250
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	1,000,000	1,097,500

12 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
HCA, Inc.:
3.75%, 3/15/19	$1,000,000	$1,003,750
5.00%, 3/15/24	1,000,000	1,001,875
Health Net, Inc., 6.375%, 6/1/17	450,000	489,375
Hercules Offshore, Inc.:
7.125%, 4/1/17 (e)	1,000,000	1,050,000
8.75%, 7/15/21 (e)	1,500,000	1,627,500
Hertz Corp., 5.875%, 10/15/20	500,000	533,126
HOA Restaurant Group LLC / HOA Finance Corp.,
11.25%, 4/1/17 (e)	750,000	793,125
Hologic, Inc., 6.25%, 8/1/20	571,000	603,832
HudBay Minerals, Inc., 9.50%, 10/1/20	500,000	535,000
IAC/InterActiveCorp, 4.875%, 11/30/18	500,000	521,875
INEOS Group Holdings SA:
6.125%, 8/15/18 (e)	1,250,000	1,296,875
5.875%, 2/15/19 (e)	500,000	510,625
Infor US, Inc., 9.375%, 4/1/19	500,000	563,125
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	1,250,000	1,178,125
Intelsat Luxembourg SA:
6.75%, 6/1/18 (e)	1,000,000	1,057,500
7.75%, 6/1/21 (e)	500,000	526,250
Interactive Data Corp., 10.25%, 8/1/18	500,000	540,625
International Lease Finance Corp.:
4.875%, 4/1/15	250,000	259,065
3.875%, 4/15/18	500,000	510,000
7.125%, 9/1/18 (e)	250,000	290,625
Jarden Corp., 7.50%, 5/1/17	500,000	575,625
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	1,250,000	1,287,500
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	500,000	525,000
Kennedy-Wilson, Inc., 8.75%, 4/1/19	500,000	546,250
Kinder Morgan, Inc., 5.00%, 2/15/21 (e)	750,000	751,060
Kinetic Concepts, Inc., 10.50%, 11/1/18	1,000,000	1,148,750
Kodiak Oil & Gas Corp.:
8.125%, 12/1/19	1,115,000	1,236,256
5.50%, 1/15/21	750,000	769,688
Koppers, Inc., 7.875%, 12/1/19	1,008,000	1,081,080
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	750,000	793,125
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	754,000	735,150
Landry’s, Inc., 9.375%, 5/1/20 (e)	555,000	611,194
Lear Corp., 8.125%, 3/15/20	656,000	716,680
Level 3 Communications, Inc.:
11.875%, 2/1/19	250,000	282,500
8.875%, 6/1/19	250,000	274,688
Level 3 Financing, Inc., 3.846%, 1/15/18 (e)(r)	1,000,000	1,017,500
Masco Corp., 7.75%, 8/1/29	435,000	485,816
MGM Resorts International, 7.625%, 1/15/17	500,000	570,625
Michael Foods Group, Inc., 9.75%, 7/15/18	1,000,000	1,067,500
Michaels FinCo Holdings LLC / Michaels FinCo, Inc.,
7.50%, 8/1/18 (e)	500,000	515,000
Michaels Stores, Inc., 7.75%, 11/1/18	500,000	534,375

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
New Albertsons, Inc., 8.00%, 5/1/31	$750,000	$618,750
Nielsen Finance LLC / Nielsen Finance Co.:
4.50%, 10/1/20	1,000,000	1,007,500
5.00%, 4/15/22 (e)	1,000,000	1,002,500
NII Capital Corp.:
10.00%, 8/15/16	500,000	202,500
7.625%, 4/1/21	500,000	140,000
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/20	850,000	909,500
Novelis, Inc., 8.375%, 12/15/17	500,000	535,000
Nuance Communications, Inc., 5.375%, 8/15/20 (e)	371,000	369,145
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	925,000	949,281
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	750,000	763,125
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	1,100,000	1,182,500
Plains Exploration & Production Co.:
8.625%, 10/15/19	250,000	271,562
6.875%, 2/15/23	750,000	834,375
Plastipak Holdings, Inc., 6.50%, 10/1/21 (e)	1,000,000	1,048,750
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,095,000
QEP Resources, Inc., 5.25%, 5/1/23	500,000	497,500
Quicksilver Resources, Inc., 7.125%, 4/1/16	750,000	699,375
QVC, Inc., 7.375%, 10/15/20 (e)	1,000,000	1,078,413
Regency Energy Partners LP / Regency Energy Finance Corp.,
5.875%, 3/1/22	500,000	518,750
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	272,500
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
8.50%, 5/15/18	500,000	524,375
7.125%, 4/15/19	500,000	528,750
9.00%, 4/15/19	250,000	267,500
9.875%, 8/15/19	250,000	279,375
Rite Aid Corp., 9.25%, 3/15/20	760,000	867,350
Rosetta Resources, Inc., 5.625%, 5/1/21	500,000	511,250
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	500,000	515,625
Safway Group Holding LLC / Safway Finance Corp.,
7.00%, 5/15/18 (e)	500,000	532,500
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (e)	500,000	533,750
SandRidge Energy, Inc., 7.50%, 3/15/21	1,250,000	1,334,375
Sealed Air Corp.:
8.125%, 9/15/19 (e)	250,000	279,375
6.50%, 12/1/20 (e)	450,000	496,125
Serta Simmons Holdings LLC, 8.125%, 10/1/20 (e)	1,000,000	1,098,750
SM Energy Co., 6.50%, 1/1/23	500,000	533,750
Smithfield Foods, Inc.:
5.25%, 8/1/18 (e)	250,000	259,688
5.875%, 8/1/21 (e)	250,000	259,375
Sophia LP / Sophia Finance, Inc., 9.75%, 1/15/19 (e)	250,000	277,500
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	1,100,000	1,166,000
9.00%, 5/1/18 (e)	990,000	1,009,800
Sprint Capital Corp., 6.90%, 5/1/19	1,250,000	1,371,875

14 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Sprint Corp.:
7.25%, 9/15/21 (e)	$500,000	$545,000
7.875%, 9/15/23 (e)	500,000	550,000
Standard Pacific Corp.:
10.75%, 9/15/16	400,000	480,000
8.375%, 5/15/18	500,000	591,250
SUPERVALU, Inc.:
8.00%, 5/1/16	250,000	275,625
6.75%, 6/1/21	500,000	506,875
Titan International, Inc., 6.875%, 10/1/20 (e)	1,000,000	1,060,000
T-Mobile USA, Inc.:
6.542%, 4/28/20	750,000	807,188
6.125%, 1/15/22	500,000	523,750
United Rentals North America, Inc.:
9.25%, 12/15/19	250,000	276,375
7.375%, 5/15/20	500,000	551,875
5.75%, 11/15/24	500,000	503,750
US Foods, Inc., 8.50%, 6/30/19	1,000,000	1,082,000
Virgin Australia Trust:
6.00%, 4/23/22 (e)	500,000	526,250
5.00%, 4/23/25 (e)	1,000,000	1,058,520
Visant Corp., 10.00%, 10/1/17	500,000	498,125
VWR Funding, Inc., 7.25%, 9/15/17	500,000	537,500
Westmoreland Escrow Corp., 10.75%, 2/1/2018 (e)	1,000,000	1,092,500
Whiting Petroleum Corp., 5.00%, 3/15/19	800,000	846,000
Wind Acquisition Finance SA, 7.25%, 2/15/18 (e)	500,000	526,250
Wynn Macau Ltd., 5.25%, 10/15/21 (e)	500,000	508,750

Total Corporate Bonds (Cost $117,120,332)		120,926,746

FLOATING RATE LOANS(d)- 0.8%
BJ’s Wholesale Club, Inc., 8.50%, 3/26/20 (r)	500,000	511,042
Quicksilver Resources, Inc., 7.00%, 6/21/19 (r)	500,000	497,500

Total Floating Rate Loans (Cost $974,862)		1,008,542

MUNICIPAL OBLIGATIONS - 2.3%
Government Development Bank for Puerto Rico Revenue Bonds:
3.448%, 2/1/15	1,500,000	1,426,785
4.704%, 5/1/16	660,000	572,464
Puerto Rico Commonwealth GO Bonds, 8.00%, 7/1/35	1,000,000	933,960

Total Municipal Obligations (Cost $2,950,480)		2,933,209

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 4/1/14	$2,387,526	$2,387,526

Total Time Deposit (Cost $2,387,526)		2,387,526

TOTAL INVESTMENTS (Cost $126,463,930) - 100.2%		130,276,741
Other assets and liabilities, net - (0.2%)		(277,210)
NET ASSETS - 100%		$129,999,531

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:

GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

16 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2014

ASSETS
Investments in securities, at value (Cost $126,463,930) -
see accompanying schedule	$130,276,741
Receivable for securities sold	8,520,715
Receivable for shares sold	483,605
Interest receivable	2,475,789
Other assets	60,648
Total assets	141,817,498

LIABILITIES
Payable for securities purchased	11,449,393
Payable for shares redeemed	224,168
Payable to Calvert Investment Management, Inc.	58,354
Payable to Calvert Investment Administrative Services, Inc.	10,880
Payable to Calvert Investment Services, Inc.	1,441
Payable to Calvert Investment Distributors, Inc	19,557
Accrued expenses and other liabilities	54,174
Total liabilities	11,817,967

NET ASSETS	$129,999,531

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,414,388 shares outstanding	$66,059,153
Class C: 162,287 shares outstanding	4,870,445
Class I: 1,426,428 shares outstanding	46,298,222
Class Y: 255,175 shares outstanding	7,945,524
Undistributed net investment income	48,283
Accumulated net realized gain (loss)	965,093
Net unrealized appreciation (depreciation)	3,812,811

NET ASSETS	$129,999,531

NET ASSET VALUE PER SHARE
Class A (based on net assets of $73,810,163)	$30.57
Class C (based on net assets of $5,020,290)	$30.93
Class I (based on net assets of $43,057,653)	$30.19
Class Y (based on net assets of $8,111,425)	$31.79

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2014

NET INVESTMENT INCOME
Investment Income:
Interest income	$3,635,106
Total investment income	3,635,106

Expenses:
Investment advisory fee	381,172
Administrative fees	58,642
Transfer agency fees and expenses	69,819
Distribution Plan expenses:
Class A	80,389
Class C	21,721
Trustees’ fees and expenses	3,886
Custodian fees	20,701
Registration fees	23,940
Reports to shareholders	10,037
Professional fees	12,776
Accounting fees	9,773
Miscellaneous	9,640
Total expenses	702,496
Reimbursement from Advisor:
Class A	(82,918)
Class C	(5,514)
Class I	(33,139)
Class Y	(9,273)
Net expenses	571,652

NET INVESTMENT INCOME	3,063,454

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,159,818
Futures	(2,835)
1,156,983
Change in unrealized appreciation (depreciation) on:
Investments	1,980,530
1,980,530

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,137,513

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,200,967

See notes to financial statements.

18 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2014	2013
Operations:
Net investment income	$3,063,454	$4,769,965
Net realized gain (loss)	1,156,983	2,565,916
Change in unrealized appreciation (depreciation)	1,980,530	(822,565)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,200,967	6,513,316

Distributions to shareholders from:
Net investment income:
Class A shares	(1,632,156)	(2,430,079)
Class C shares	(88,484)	(125,962)
Class I shares	(1,130,186)	(2,050,600)
Class Y shares	(179,616)	(206,155)
Net realized gain:
Class A shares	(836,008)	—
Class C shares	(56,823)	—
Class I shares	(582,356)	—
Class Y shares	(84,095)	—
Total distributions	(4,589,724)	(4,812,796)

Capital share transactions:
Shares sold:
Class A shares	23,624,933	34,116,910
Class C shares	1,195,316	2,710,773
Class I shares	6,854,429	18,484,430
Class Y shares	3,671,028	5,242,721
Reinvestment of distributions:
Class A shares	2,343,623	2,118,445
Class C shares	135,771	97,312
Class I shares	1,667,786	2,031,029
Class Y shares	262,373	205,585
Redemption fees:
Class A shares	3,004	8,167
Class C shares	10	1
Class I shares	10	433
Class Y shares	—	58
Shares redeemed:
Class A shares	(7,659,178)	(20,063,844)
Class C shares	(232,705)	(713,092)
Class I shares	(5,856,609)	(14,451,986)
Class Y shares	(916,511)	(1,837,386)
Total capital share transactions	25,093,280	27,949,556

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,704,523	29,650,076

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - CONT’D
	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2014	2013
Beginning of period	$103,295,008	$73,644,932
End of period (including undistributed net investment
income of $48,283 and $15,271, respectively)	$129,999,531	$103,295,008

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	775,563	1,128,860
Class C shares	38,726	88,666
Class I shares	227,271	618,889
Class Y shares	115,842	167,773
Reinvestment of distributions:
Class A shares	77,158	70,491
Class C shares	4,419	3,196
Class I shares	55,596	68,438
Class Y shares	8,308	6,573
Shares redeemed:
Class A shares	(251,531)	(666,817)
Class C shares	(7,542)	(23,446)
Class I shares	(194,783)	(484,107)
Class Y shares	(28,935)	(58,284)
Total capital share activity	820,092	920,232

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-today responsibility for determining the fair value of the assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure

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hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, and municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For collateralized mortgage-backed obligations and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book

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values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2014, securities valued at $109, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2014:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Collateralized mortgage-backed
obligations	—	$498,282	—	$498,282
Commercial mortgage-backed
securities	—	2,522,436	—	2,522,436
Corporate debt	—	120,926,637	$109	120,926,746
Floating rate loans	—	1,008,542	—	1,008,542
Municipal obligations	—	2,933,209	—	2,933,209
Other debt obligations	—	2,387,526	—	2,387,526
TOTAL	—	$130,276,632	$109**	$130,276,741

* For a complete listing of investments, please refer to the Schedule of Investments.

**Level 3 securities represent 0.0% of net assets.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result,

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the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes.

During the period, the Fund invested in 5 year U.S. Treasury Notes futures. The activity was limited to a five day period during the six months ended March 31, 2014.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based

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upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense cap is 1.07%, 2.07%, .74%, and .82% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, I, and Y based on their average daily net assets.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

CID received $23,096 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $8,153 for the six months ended March 31, 2014. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $149,130,555 and $119,204,667, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2014, there were no such transactions.

As of March 31, 2014, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,349,856
Unrealized (depreciation)	(797,782)
Net unrealized appreciation/(depreciation)	$3,552,074

Federal income tax cost of investments	$126,724,667

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2014.

26 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$30.12	$29.38	$26.75
Income from investment operations:
Net investment income	.78	1.63	1.69
Net realized and unrealized gain (loss)	.85	.75	2.62
Total from investment operations	1.63	2.38	4.31
Distributions from:
Net investment income	(.76)	(1.64)	(1.68)
Net realized gain	(.42)	—	—
Total distributions	(1.18)	(1.64)	(1.68)
Total increase (decrease) in net asset value	.45	.74	2.63
Net asset value, ending	$30.57	$30.12	$29.38

Total return*	5.47%	8.27%	16.53%
Ratios to average net assets: A
Net investment income	5.13% (a)	5.45%	6.00%
Total expenses	1.33% (a)	1.43%	1.58%
Expenses before offsets	1.07% (a)	1.11%	1.58%
Net expenses	1.07% (a)	1.11%	1.58%
Portfolio turnover	107%	293%	273%
Net assets, ending (in thousands)	$73,810	$54,608	$37,623

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2011 (z)	2010	2009 (z)
Net asset value, beginning	$27.36	$24.92	$24.03
Income from investment operations:
Net investment income	1.81	1.80	1.54
Net realized and unrealized gain (loss)	(.63)	2.39	.95
Total from investment operations	1.18	4.19	2.49
Distributions from:
Net investment income	(1.79)	(1.75)	(1.60)
Net realized gain	—	—	—
Total distributions	(1.79)	(1.75)	(1.60)
Total increase (decrease) in net asset value	(.61)	2.44	.89
Net asset value, ending	$26.75	$27.36	$24.92

Total return*	4.17%	17.35%	11.68%
Ratios to average net assets: A
Net investment income	6.32%	6.98%	6.87%
Total expenses	1.56%	1.91%	2.30%
Expenses before offsets	1.56%	1.65%	1.65%
Net expenses	1.56%	1.65%	1.65%
Portfolio turnover	286%	233%	156%
Net assets, ending (in thousands)	$17,206	$9,427	$7,213

See notes to financial highlights.

28 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2014 (z)	2013 (z)	2012 (z) ^^
Net asset value, beginning	$30.48	$29.72	$27.75
Income from investment operations:
Net investment income	.63	1.35	1.11
Net realized and unrealized gain (loss)	.86	.75	1.81
Total from investment operations	1.49	2.10	2.92
Distributions from:
Net investment income	(.62)	(1.34)	(.95)
Net realized gain	(.42)	—	—
Total distributions	(1.04)	(1.34)	(.95)
Total increase (decrease) in net asset value	.45	.76	1.97
Net asset value, ending	$30.93	$30.48	$29.72

Total return*	4.94%	7.16%	10.67%
Ratios to average net assets: A
Net investment income	4.13% (a)	4.45%	4.66% (a)
Total expenses	2.32% (a)	2.56%	4.62% (a)
Expenses before offsets	2.07% (a)	2.10%	2.65% (a)
Net expenses	2.07% (a)	2.10%	2.65% (a)
Portfolio turnover	107%	293%	273%**
Net assets, ending (in thousands)	$5,020	$3,861	$1,732

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$29.75	$29.03	$26.48
Income from investment operations:
Net investment income	.82	1.71	1.86
Net realized and unrealized gain (loss)	.85	.73	2.56
Total from investment operations	1.67	2.44	4.42
Distributions from:
Net investment income	(.81)	(1.72)	(1.87)
Net realized gain	(.42)	—	—
Total distributions	(1.23)	(1.72)	(1.87)
Total increase (decrease) in net asset value	.44	.72	2.55
Net asset value, ending	$30.19	$29.75	$29.03

Total return*	5.68%	8.58%	17.19%
Ratios to average net assets: A
Net investment income	5.45% (a)	5.77%	6.68%
Total expenses	.90% (a)	.95%	1.00%
Expenses before offsets	.74% (a)	.79%	1.00%
Net expenses	.74% (a)	.79%	1.00%
Portfolio turnover	107%	293%	273%
Net assets, ending (in thousands)	$43,058	$39,821	$32,952

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2011 (z)	2010	2009 (z)
Net asset value, beginning	$27.08	$24.69	$23.94
Income from investment operations:
Net investment income	1.97	1.99	1.63
Net realized and unrealized gain (loss)	(.58)	2.33	.90
Total from investment operations	1.39	4.32	2.53
Distributions from:
Net investment income	(1.99)	(1.93)	(1.78)
Net realized gain	—	—	—
Total distributions	(1.99)	(1.93)	(1.78)
Total increase (decrease) in net asset value	(.60)	2.39	.75
Net asset value, ending	$26.48	$27.08	$24.69

Total return*	5.02%	18.14%	12.07%
Ratios to average net assets: A
Net investment income	7.00%	7.68%	7.70%
Total expenses	.97%	.97%	1.22%
Expenses before offsets	.97%	.97%	1.22%
Net expenses	.97%	.97%	1.22%
Portfolio turnover	286%	233%	156%
Net assets, ending (in thousands)	$29,735	$36,418	$34,663

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$31.29	$30.49	$27.08
Income from investment operations:
Net investment income	.85	1.79	1.72
Net realized and unrealized gain (loss)	.89	.75	2.79
Total from investment operations	1.74	2.54	4.51
Distributions from:
Net investment income	(.82)	(1.74)	(1.10)
Net realized gain	(.42)	—	—
Total distributions	(1.24)	(1.74)	(1.10)
Total increase (decrease) in net asset value	.50	.80	3.41
Net asset value, ending	$31.79	$31.29	$30.49

Total return*	5.62%	8.48%	16.88%
Ratios to average net assets: A
Net investment income	5.39% (a)	5.69%	5.92%
Total expenses	1.09% (a)	1.28%	5.19%
Expenses before offsets	.82% (a)	.84%	1.40%
Net expenses	.82% (a)	.84%	1.40%
Portfolio turnover	107%	293%	273%
Net assets, ending (in thousands)	$8,111	$5,005	$1,338

			PERIOD ENDED
			SEPTEMBER 30,
CLASS Y SHARES			2011 (z)^
Net asset value, beginning			$28.74
Income from investment operations:
Net investment income			.33
Net realized and unrealized gain (loss)			(1.99)
Total from investment operations			(1.66)
Distributions from:
Net investment income			—
Net realized gain			—
Total distributions			—
Total increase (decrease) in net asset value			(1.66)
Net asset value, ending			$27.08

Total return*			(5.78%)
Ratios to average net assets: A
Net investment income			7.13% (a)
Total expenses			2,723.84% (a)
Expenses before offsets			1.40% (a)
Net expenses			1.40% (a)
Portfolio turnover			286%**
Net assets, ending (in thousands)			$1

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods of less than one year.

^ From inception July 29, 2011.

^^ From inception October 31, 2011.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

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and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

34 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 11, 2013, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous

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year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2013. The data also indicated that the Fund underperformed its Lipper index for the one-year period ended June 30, 2013 and outperformed its Lipper index for the same three- and five-year periods. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The informa-

36 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

tion considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)           This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not applicable.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date:       May 29, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date:       May 29, 2014

                /s/  Ronald M. Wolfsheimer

                Ronald M. Wolfsheimer

                Treasurer -- Principal Financial Officer

Date:       May 29, 2014